[GRAPHIC OMITTED]

Smith Barney Muni Funds
Georgia Portfolio

Pennsylvania
Portfolio

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

March 31, 1999

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

Smith Barney
Muni Funds

                                        [PHOTO OMITTED]          [PHOTO OMITTED]

                                        Heath B. McLendon        Peter M. Coffey
                                        Chairman                 Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Muni Funds - Georgia and Pennsylvania Portfolios for the year ended March 31, 1999. We hope you find this report to be useful and informative. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the investment strategies employed by each Portfolio during the period. A detailed summary of performance and current holdings for both Portfolios can be found in the appropriate sections that follow.

Market and Economic Overview

During much of the past year, the municipal bond market was an oasis of stability compared to the significant turmoil experienced by other fixed-income markets. In the wake of Russia's loan default, growing numbers of creditors became increasingly risk averse. In response, the Federal Reserve Board ("Fed") lowered short-term interest rates by 0.75% in three separate actions over the course of several weeks. These interest-rate cuts helped lift bond markets. In the midst of the turmoil, many investors fled to the relative safe haven of U.S. Treasury bonds, sparking a sharp rally and helped send long-term government interest rates to their lowest level in more than thirty years. The 30-year U.S. Treasury bond yield fluctuated approximately 1.36% from March 31, 1998 to March 31, 1999. In contrast, municipal bond yields (as measured by the Bond Buyers 25 Revenue Index) were far less volatile and remained confined to a much narrower range of roughly 0.41% during the same period.

Despite jittery financial markets, the U.S. economy continued to expand vigorously, defying the expectations of many economists. The domestic economy grew at an annual rate of 3.5% in the first quarter of 1999, coming off the heels of a brisk 6.0% annual growth rate for the fourth quarter of 1998. The unemployment rate hovered just above 4.2% in March 1999, a 29-year low. Yet, inflationary pressures have been well contained. The Consumer Price Index rose a mere 0.2% in January 1999 and an even more modest 0.1% in February 1999.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

In our view, inflationary pressures have been held in check by a fortunate combination of ongoing economic weakness abroad, added cost controls in health care and the expanding role of technology. Economic recessions in many parts of the world have helped keep import prices down, especially in key commodities such as food and energy. In addition, the cost controls introduced by managed health-care companies have begun to bring down medical costs and the growing use of technology has not only boosted worker productivity, but has also made many consumer goods companies much more cost competitive.

Municipal bonds, along with many other financial assets, have benefited from the high-growth, low-inflation U.S. economy. Similar to other types of bonds, municipal bond yields have declined but their real rate of return (i.e. the rate of return after subtracting the effects of inflation) has remained historically high. Moreover, long-term municipal bonds currently yield approximately 90% of long-term U.S. Treasury bond yields. Typically, municipal bonds are considered a good relative value when they yield approximately 85% of comparable-maturity U.S. Treasury bonds.

A strong U.S. economy and low interest rates have encouraged many municipalities to issue more bonds and refinance more expensive existing debt. We believe the ability of the market to absorb the unusually heavy municipal bond issuance last year is an indication of the health of the municipal bond market. This steady equilibrium of supply and demand is one reason that municipal bond prices have remained stable compared to other fixed-income assets.

Georgia Portfolio's Performance and Investment Strategy

For the year ended March 31, 1999, the Georgia Portfolio generated a total return of 5.61% for Class A shares without sales charges and significantly outperformed its Lipper Inc. peer group average of 4.99%. (Lipper Inc. is a major fund tracking organization.)

In keeping with the Portfolio's objective, we have continued to emphasize high current income in our bond selections. The Portfolio's credit quality remained very strong during the fiscal year, with 98.1% of its bonds rated investment grade or better. Moreover, 57.4% of the Portfolios holdings were rated AAA, the highest bond rating. During the period, we have continued to lengthen the Portfolio's maturity. As of March 31, 1999, the weighted average life of the Portfolio was 15.3 years.

In addition, we maintained broad diversification over a range of different kinds of bonds. We continue to focus on select hospital bonds because we believe that these bonds offer slightly higher yields than similarly-rated bonds of other categories. As of March 31, 1999, the Portfolio's assets were concentrated in multi-housing bonds (13.2%), utility bonds (13.2%) and water & sewer bonds (11.7%).


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Georgia Economic Highlights

In December 1998, the U.S. Census Bureau announced that, for the second year in a row, Georgia is the fastest-growing state in the South and the third-fastest growing state in the country. Georgia continues to experience strong population growth and has been very successful in attracting new businesses. In fact, revenue collections in Georgia were up roughly 5% last year.

Yet, despite Georgia's robust economy, the challenges brought about by growth remain. Local governments in the Peachtree State are increasingly hard pressed to meet the growing demands for more classrooms, better paid police officers and cleaner water. While we are still positive about Georgia's long-term economic prospects, we plan to closely monitor the State's growing infrastructural needs in the coming months.

Pennsylvania Portfolio's Performance and Investment Strategy

For the year ended March 31, 1999, the Pennsylvania Portfolio generated a total return of 5.61% for Class A shares without sales charges and significantly outperformed its Lipper Inc. peer group average of 4.77%. (Lipper Inc. is a major fund tracking organization.)

In keeping with the Portfolio's objective, we have continued to emphasize high current income in our bond selections. The Portfolio's credit quality remained very strong during the fiscal year, with 90.6% of its bonds rated investment grade or better. Moreover, 50.8% of the Portfolios holdings were rated AAA, the highest bond rating. During the period, we have continued to lengthen the Portfolio's maturity. As of March 31, 1999, the weighted average life of the Portfolio was 15.4 years.

In addition, we maintained broad diversification over a range of different kinds of bonds. We continue to focus on select hospital bonds because we believe that these bonds offer slightly higher yields than similarly-rated bonds of other categories. As of March 31, 1999, the Portfolio's assets were concentrated in hospital bonds (24.4%), general obligation bonds (12.2%) and transportation bonds (11.1%).

Pennsylvania Economic Highlights

Pennsylvania's economy for the most part remains strong. In his 1999-2000 Budget Presentation, Governor Tom Ridge proudly reported that the Commonwealth of Pennsylvania ranked number one in many key environmental issues such as recycling, conversion of abandoned railbeds into parks and cleaning up old industrial sites. In the last four years, Pennsylvania has created more than a quarter of a million new jobs.

Another big story in Pennsylvania municipal bonds during the reporting period has been Allegheny Health, Education & Research Foundation (AHERF) filing for bankruptcy-court protection for part of its operations. And while the Pennsylvania Portfolio owns some hospital bonds, we avoided owning any


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

AHERF issues. Moreover, even though the hospital bond sector in Pennsylvania may be negatively impacted by AHERF's Chapter 11 filing, we strongly believe that its impact on our hospital bond holdings will be minimal or nonexistent.

Municipal Bond Market Outlook

Over the near term, we remain largely positive on the prospects for municipal bonds. In our judgement, Fed monetary policy will likely remain on hold until signs of inflation surface. After a period of substantial volatility, we expect that U.S. Treasury bonds will fluctuate within a fairly narrow trading range in the coming months. As the global crisis continues to improve, demand for U.S. Treasuries should weaken. Moreover, new municipal bond issuance volume for 1999 is down significantly from last year. If this pattern holds, it could set the stage for a municipal bond rally later in the year.

In closing, thank you for investing in the Smith Barney Muni Funds. We encourage you to visit our Website at www.smithbarney.com and we look forward to helping you pursue your financial goals.


Sincerely,


/s/ Heath B. McLendon                           /s/ Peter M. Coffey

Heath B. McLendon                               Peter M. Coffey
Chairman                                        Vice President

April 28, 1999


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                                Georgia Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning   End of   Income     Capital Gain     Total
Year Ended              of Year     Year   Dividends   Distributions  Returns(1)
================================================================================
3/31/99                 $13.43     $13.43    $0.65        $0.09          5.61%
--------------------------------------------------------------------------------
3/31/98                  12.48      13.43     0.67         0.08         13.85
--------------------------------------------------------------------------------
3/31/97                  12.50      12.48     0.67         0.08          5.95
--------------------------------------------------------------------------------
3/31/96                  12.10      12.50     0.70         0.05          9.67
--------------------------------------------------------------------------------
Inception*-3/31/95       12.00      12.10     0.62         0.00          6.29+
================================================================================
Total                                        $3.31        $0.30
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning   End of   Income     Capital Gain     Total
Year Ended              of Year     Year   Dividends   Distributions  Returns(1)
================================================================================
3/31/99                 $13.43     $13.42    $0.58        $0.09          4.99%
--------------------------------------------------------------------------------
3/31/98                  12.47      13.43     0.60         0.08         13.39
--------------------------------------------------------------------------------
3/31/97                  12.50      12.47     0.61         0.08          5.33
--------------------------------------------------------------------------------
3/31/96                  12.11      12.50     0.65         0.05          9.08
--------------------------------------------------------------------------------
Inception*-3/31/95       12.27      12.11     0.49         0.00          2.88+
================================================================================
Total                                        $2.93        $0.30
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning   End of   Income     Capital Gain     Total
Year Ended              of Year     Year   Dividends   Distributions  Returns(1)
================================================================================
3/31/99                 $13.41     $13.41    $0.58        $0.09          5.01%
--------------------------------------------------------------------------------
3/31/98                  12.46      13.41     0.59         0.08         13.23
--------------------------------------------------------------------------------
3/31/97                  12.49      12.46     0.60         0.08          5.28
--------------------------------------------------------------------------------
3/31/96                  12.09      12.49     0.64         0.05          9.12
--------------------------------------------------------------------------------
Inception*- 3/31/95      12.06      12.09     0.56         0.00          5.11+
================================================================================
Total                                        $2.97        $0.30
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
                                Georgia Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
                                              ----------------------------------
                                              Class A     Class B     Class L(2)
================================================================================
Year Ended 3/31/99                             5.61%       4.99%        5.01%
--------------------------------------------------------------------------------
Inception* through 3/31/99                     8.25        7.38         7.56
================================================================================

                                                     With Sales Charge(3)
                                              ----------------------------------
                                              Class A     Class B     Class L(2)
================================================================================
Year Ended 3/31/99                             1.39%       0.50%        2.94%
--------------------------------------------------------------------------------
Inception* through 3/31/99                     7.36        7.22         7.34
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                       Without Sales Charge(1)
================================================================================
Class A (Inception* through 3/31/99)                           48.52%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/99)                           40.71
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/99)(2)                        43.58
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distribu tions, if any, at net asset value. In addi tion, Class A and L shares reflect the deduction of the maximum sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the de duction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

               Growth of $10,000 Invested in Class A Shares of the
           Georgia Portfolio vs. Lehman Brothers Municipal Bond Index
                and Lehman Brothers Georgia Municipal Bond Index+

--------------------------------------------------------------------------------
                            April 1994 -- March 1999

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

Date                 Georgia          Leh Bond Index      Ga Muni Bond Index

4/4/94                 9600               10000                  10000
3/95                  10193               10744                  10795
3/96                  11179               11645                  11675
3/97                  11844               12278                  12289
3/98                  13485               13594                  13573
3/31/99               14242               14437                  14362

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 1999. The Lehman Brothers Georgia Municipal Bond Index (consisting of Georgia municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 mil lion issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
                             Pennsylvania Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning   End of   Income     Capital Gain     Total
Year Ended              of Year     Year   Dividends   Distributions  Returns(1)
================================================================================
3/31/99                 $13.54     $13.44    $0.69         $0.15         5.61%
--------------------------------------------------------------------------------
3/31/98                  12.66      13.54     0.69          0.11        13.52
--------------------------------------------------------------------------------
3/31/97                  12.62      12.66     0.71          0.00         6.11
--------------------------------------------------------------------------------
3/31/96                  12.40      12.62     0.72          0.05         8.08
--------------------------------------------------------------------------------
Inception*- 3/31/95      12.00      12.40     0.62          0.00         8.82+
================================================================================
Total                                        $3.43         $0.31
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning   End of   Income     Capital Gain     Total
Year Ended              of Year     Year   Dividends   Distributions  Returns(1)
================================================================================
3/31/99                 $13.52     $13.42    $0.62         $0.15         5.07%
--------------------------------------------------------------------------------
3/31/98                  12.64      13.52     0.62          0.11        12.97
--------------------------------------------------------------------------------
3/31/97                  12.61      12.64     0.65          0.00         5.56
--------------------------------------------------------------------------------
3/31/96                  12.39      12.61     0.66          0.05         7.61
--------------------------------------------------------------------------------
Inception*- 3/31/95      12.35      12.39     0.48          0.00         4.48+
================================================================================
Total                                        $3.03         $0.31
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning   End of   Income     Capital Gain     Total
Year Ended              of Year     Year   Dividends   Distributions  Returns(1)
================================================================================
3/31/99                 $13.51     $13.41    $0.61         $0.15         5.02%
--------------------------------------------------------------------------------
3/31/98                  12.64      13.51     0.62          0.11        12.84
--------------------------------------------------------------------------------
3/31/97                  12.61      12.64     0.65          0.00         5.51
--------------------------------------------------------------------------------
3/31/96                  12.39      12.61     0.66          0.05         7.56
--------------------------------------------------------------------------------
Inception*- 3/31/95      12.00      12.39     0.56          0.00         8.14+
================================================================================
Total                                        $3.10         $0.31
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                             Pennsylvania Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
                                              ----------------------------------
                                              Class A     Class B     Class L(2)
================================================================================
Year Ended 3/31/99                             5.61%       5.07%        5.02%
--------------------------------------------------------------------------------
Inception* through 3/31/99                     8.41        7.43         7.79
================================================================================

                                                     With Sales Charge(3)
                                              ----------------------------------
                                              Class A     Class B     Class L(2)
================================================================================
Year Ended 3/31/99                             1.42%       0.60%        2.96%
--------------------------------------------------------------------------------
Inception* through 3/31/99                     7.52        7.27         7.58
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                       Without Sales Charge(1)
================================================================================
Class A (Inception* through 3/31/99)                           49.62%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/99)                           40.86
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/99)(2)                        45.42
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distribu tions, if any, at net asset value. In addi tion, Class A and L shares reflect the deduction of the maximum sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the de duction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

               Growth of $10,000 Invested in Class A Shares of the
         Pennsylvania Portfolio vs. Lehman Brothers Municipal Bond Index
             and Lehman Brothers Pennsylvania Municipal Bond Index+
--------------------------------------------------------------------------------
                            April 1994 -- March 1999

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

                      Penn        Muni Bond Index       PA Muni Bond Index

4/4/94                 9600             10000                 10000
3/95                  10447             10744                 10765
3/96                  11290             11645                 11638
3/97                  11980             12278                 12282
3/98                  13601             13594                 13529
3/31/99               14364             14437                 14341

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 1999. The Lehman Brothers Pennsylvania Municipal Bond Index (consisting of Pennsylvania municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 mil lion issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                          March 31, 1999
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

      FACE
     AMOUNT       RATING(a)                           SECURITY
VALUE
================================================================================
===========================
Education -- 8.3%
   $1,000,000      AAA       Bibb County Development Authority Revenue,
                               (Wesleyan College Project) AMBAC-Insured,
                               5.000% due 10/1/18
$   992,500
    1,000,000      AA        Fulton County School District, 5.375% due 1/1/18
1,062,500
      500,000      AA-       Forsyth County School District Refunding,
                               5.100% due 7/1/11
525,625
                             Private Colleges & Universities Authority Revenue:
    1,000,000      Aa1*        Emory University Project, Series A, 5.000% due
11/1/15             1,003,750
    1,000,000      AAA         Agnes Scott College Project, 4.750% due 6/1/28
943,750
--------------------------------------------------------------------------------
---------------------------

4,528,125
--------------------------------------------------------------------------------
---------------------------
Escrowed to Maturity (b) -- 7.6%
      285,000      AAA       Burke County Development Authority PCR,
                               (Oglethorpe Power Co. Vogtle Project),
                               MBIA-Insured, 7.500% due 1/1/03(c)
306,019
                             Cobb County Kennestone Hospital Authority Revenue,
                               MBIA-Insured:
      135,000      AAA           10.250% due 2/1/02(c)
145,294
      660,000      AAA           Series 86A, 7.750% due 2/1/07
755,700
    1,875,000      Aaa*      Colquitt County Development Authority Revenue,
                               Sub-Series C, zero coupon due 12/1/21
525,000
      290,000      AAA       Fulton County Water & Sewer Revenue, FGIC-Insured,
                               6.375% due 1/1/14
338,575
      485,000      AAA       Puerto Rico Commonwealth Aqueduct & Sewer
                               Authority Revenue, 10.250% due 7/1/09(c)
652,325
      145,000      Aaa*      Richmond County Water and Sewer Revenue,
                               9.875% due 4/1/02
160,950
    1,000,000      Aaa*      Savannah EDA, zero coupon due 12/1/21
291,250
      320,000      AAA       Tri City Hospital Authority Revenue, South Fulton
Hospital,
                               FGIC-Insured, 10.250% due 7/1/06(c)
412,000
    2,000,000      Aaa*      Washington Wilkes Payroll Development Authority
Revenue,
                               zero coupon due 12/1/21
560,000
--------------------------------------------------------------------------------
---------------------------

4,147,113
--------------------------------------------------------------------------------
---------------------------
General Obligation -- 5.8%
      500,000      AAA       Atlanta Ad Valorem Property Tax Refunding, FGIC-
Insured,
                               5.000% due 12/1/20
495,625
      500,000      AAA       Georgia State Public Improvements, Series D,
                               5.250% due 10/1/14
533,125
    2,290,000      AAA       Puerto Rico Commonwealth, Public Improvement,
                               AMBAC-Insured, 4.500% due 7/1/23
2,126,838
--------------------------------------------------------------------------------
---------------------------

3,155,588
--------------------------------------------------------------------------------
---------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 1999
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

      FACE
     AMOUNT       RATING(a)                           SECURITY
VALUE
================================================================================
===========================
Government Facilities -- 2.0%
   $1,000,000      A+        Columbia County Courthouse, (Detention Center
Projects),
                               5.625% due 2/1/17
$ 1,070,000
--------------------------------------------------------------------------------
---------------------------
Hospitals -- 5.5%
    1,000,000      AAA       Fulco Hospital Authority Revenue, Catholic Health
East,
                               Series A, 4.875% due 11/15/15
987,500
                             Puerto Rico Industrial Tourist Educational, Medical
&
                               Environmental Control Facility Finance Authority:
      500,000      BBB           Ryder Memorial Hospital Project, Series A,
                                   6.700% due 5/1/24
543,125
      750,000      BBB-          Mennonite General Hospital Project, Series A,
                                   5.625% due 7/1/27
757,500
      725,000      Aaa*      Savannah Hospital Authority Revenue St.
Josephs/Candler
                               Health Systems, Series A, 5.250% due 7/1/14
747,655
--------------------------------------------------------------------------------
---------------------------

3,035,780
--------------------------------------------------------------------------------
---------------------------
Housing: Multi-Family -- 13.2%
      500,000      AAA       Acworth Housing Authority Revenue, (Wingate Falls
                               Apartments Project), 6.125% due 3/1/17(d)
533,125
                             Atlanta Urban Residential Finance Authority,
                               Multi-Family Housing Revenue:
    1,180,000      A             Cascade Pines Housing Project,
                                   6.250% due 9/1/10(c)(d)
1,269,975
    1,000,000      AAA           New Community, GNMA Collateralized, Series A-1,
                                   5.450% due 11/20/17(d)
1,030,000
      500,000      AAA           Shamrock Garden Apartments Project, Series A,
                                   FNMA-Collateralized, 5.250% due 4/1/19(d)
500,625
      240,000      A         Cobb County Housing Authority Refunding, (Signature
Place
                               Project), Series A, 6.875% due 10/1/17
255,000
                             De Kalb County Housing Authority, Multi-Family
Housing
                               Revenue, Series A:
    1,000,000      Aa2*          Friendly Hills Apartments, FHA-Insured,
                                   7.050% due 1/1/39(d)
1,128,750
      300,000      AAA           Valley Brook Apartments Project, Revenue
                                   Refunding, MBIA-Insured, 7.750% due 1/1/26
319,158
    1,000,000      A         Fulton County Multi-Family Housing Authority
Revenue,
                               (Concorde Place Apartment Project),
                               6.300% due 7/1/16(d)
1,071,250
    1,000,000      AAA       Lawrenceville Housing Authority, Multi-Family
Revenue,
                               (Knollwood Park Apartments Project),
                               6.250% due 12/1/29(d)
1,087,500
--------------------------------------------------------------------------------
---------------------------

7,195,383
--------------------------------------------------------------------------------
---------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 1999
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

      FACE
     AMOUNT       RATING(a)                           SECURITY
VALUE
================================================================================
===========================
Housing: Single-Family -- 5.4%
   $  155,000      AAA       Fulton County Housing Authority, Single-Family
Mortgage
                               Revenue, Series A, GNMA-Collateralized,
                               6.600% due 3/1/28(d)
$   164,106
                             Georgia State HFA, Single-Family Mortgage Revenue:
      350,000      AAA         Series A, FHA-Insured, 6.600% due 12/1/23(d)
369,250
    1,000,000      AAA         Series A-1, 5.300% due 6/1/17
1,018,750
      500,000      AAA         Series A-2, FHA-Insured, 6.550% due 12/1/27(d)
531,250
      285,000      AA+       Georgia State Residential Finance Authority, Home
                               Ownership Mortgage, Series A, FHA-Insured,
                               7.250% due 12/1/21(d)
303,169
      330,000      AAA       Puerto Rico Housing Bank and Finance Agency,
                               Single-Family Mortgage, Affordable Housing
Mortgage,
                               Portfolio I, GNMA/FNMA Collateralized,
                               6.250% due 4/1/29(d)
352,688
      235,000      AAA       Virgin Islands HFA, Single-Family Mortgage Revenue,
                               Series A, GNMA-Collateralized, 6.450% due
3/1/16(d)                  248,806
--------------------------------------------------------------------------------
---------------------------

2,988,019
--------------------------------------------------------------------------------
---------------------------
Miscellaneous -- 6.4%
    2,000,000      AAA       Georgia Local Government, Public Improvement Grant,
                               Series A, MBIA-Insured, 4.750% due 6/1/28
1,915,000
      500,000      BBB       Puerto Rico Housing Bank and Finance Agency,
                               7.500% due 12/1/06(c)
585,000
    1,000,000      BBB-      Virgin Islands Public Financing Authority Revenue,
                               Sr. Lien, Series A, 5.500% due 10/1/18
1,008,750
--------------------------------------------------------------------------------
---------------------------

3,508,750
--------------------------------------------------------------------------------
---------------------------
Pollution Control -- 9.9%
       200,000     BBB       Camden County Joint Development Authority PCR,
                               Revenue Refunding, Union Carbide Corp. Project
                               5.000% due 1/1/12
198,250
    1,000,000      Baa2*     Effingham County Development Authority, Solid Waste
                               Disposal Revenue, (Fort James Project),
                               5.625% due 7/1/18(d)
1,013,750
      500,000      A         Monroe County Development Authority PCR,
                               (Oglethorpe Power Co. Scherer Project),
                               Series A, 6.800% due 1/1/12
586,875
    2,000,000      A3*       Richmond County Development Authority, Solid
                               Waste Disposal Revenue, International Paper
Project,
                               Series A, 5.400% due 2/1/33(d)
2,012,500
    1,000,000      NR        Rockdale County Development Authority, Solid Waste
                               Disposal Revenue, (Visy Paper Project),
                               7.500% due 1/1/26(d)
1,063,750


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 1999
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

      FACE
     AMOUNT       RATING(a)                           SECURITY
VALUE
================================================================================
===========================
Pollution Control -- 9.9% (continued)
    $ 500,000      A1*       Savannah EDA, PCR, (Union Camp Corp. Project),
                               6.150% due 3/1/17
$   558,750
--------------------------------------------------------------------------------
---------------------------

5,433,875
--------------------------------------------------------------------------------
---------------------------
Pre-Refunded(e) -- 1.0%
      500,000      Ba1*      Savannah Hospital Authority Revenue Refunding &
                               Improvement, Candler Hospital, 7.000% due
1/1/11(c)                  563,125
--------------------------------------------------------------------------------
---------------------------
Public Facilities -- 2.8%
      250,000      AAA       Butts County COP, MBIA-Insured, 6.750% due 12/1/14
286,563
    1,100,000      AAA       Cobb-Marietta Counties Coliseum and Exhibit Hall
                               Authority Revenue, MBIA-Insured,
                               5.625% due 10/1/26
1,226,500
--------------------------------------------------------------------------------
---------------------------

1,513,063
--------------------------------------------------------------------------------
---------------------------
Short-Term(f) -- 0.2%
      100,000      VMIG1*    Puerto Rico Commonwealth Government Development
Bank,
                               Refunding Revenue, 2.750% due 12/1/15
100,000
--------------------------------------------------------------------------------
---------------------------
Solid Waste -- 1.8%
    1,000,000      AA        Albany Dougherty Payroll Development Authority,
                               Solid Waste Disposal Revenue, Procter & Gamble
                               Paper Products, 5.200% due 5/15/28(d)
998,750
--------------------------------------------------------------------------------
---------------------------
Transportation -- 5.2%
    1,000,000      AAA       Georgia State Tollway Authority Revenue Refunding,
                               (Georgia 400 Project), 5.000% due 7/1/10
1,055,000
      250,000      AAA       Metro Atlanta Rapid Transit Authority Revenue
Refunding,
                               Series P, AMBAC-Insured, 6.250% due 7/1/20
292,813
    1,500,000      A         Puerto Rico Commonwealth Highway & Transportation
                               Authority Revenue, Series Y, 5.000% due 7/1/36
1,483,125
--------------------------------------------------------------------------------
---------------------------

2,830,938
--------------------------------------------------------------------------------
---------------------------
Utilities -- 13.2%
                             Georgia Municipal Electric Authority Revenue:
    1,080,000      AAA         Project One, Series A, MBIA-Insured, 5.250% due
1/1/15             1,125,900
      600,000      AAA         Series EE, AMBAC-Insured, 7.250% due 1/1/24(c)
791,250
    1,000,000      AAA         Series Z, MBIA-Insured, 5.500% due 1/1/20
1,057,500
                             Georgia Municipal Gas Authority Revenue:
      500,000      Aaa*        Buford Project, FSA-Insured, 5.000% due 11/1/13
506,875
      500,000      A-          Southern Storage Gas Project, 6.300% due 7/1/09
545,000
    1,000,000      AA        Hogansville Combined Public Utility System,
                               Asset Guaranty, 5.850% due 10/1/15
1,100,000
    2,200,000      AAA       Puerto Rico Electric Power Authority Revenue
Refunding,
                               Series EE, MBIA-Insured, 4.500% due 7/1/18
2,084,500
--------------------------------------------------------------------------------
---------------------------

7,211,025
--------------------------------------------------------------------------------
---------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 1999
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

      FACE
     AMOUNT       RATING(a)                           SECURITY
VALUE
================================================================================
===========================
Water & Sewer -- 11.7%
   $1,015,000      Aaa*      Carroll County Water Authority, Water & Sewer
Revenue,
                               AMBAC-Insured, 5.250% due 7/1/18
$ 1,036,569
      500,000      A+        Cartersville Development Authority Revenue
Refunding,
                               Sewer Facilities, Anheuser Busch, 6.125% due
5/1/27(d)               546,250
    1,000,000      AA        Clayton County Water Authority Revenue,
                               5.100% due 5/1/16
1,026,250
      625,000      AAA       Douglasville-Douglas County Water & Sewer Authority
                               Revenue, AMBAC-Insured, 5.625% due 6/1/15
683,593
                             Fulton County Water & Sewer Revenue, FGIC-Insured:
       10,000      AAA         6.375% due 1/1/14
11,675
    1,000,000      AAA         5.000% due 1/1/18
992,500
      500,000      AA-       Macon Water Authority, Water & Sewer Revenue,
                               5.250% due 10/1/15
516,250
      500,000      AAA       Milledgeville Water & Sewer Revenue, FSA-Insured,
                               6.000% due 12/1/21
571,250
    1,000,000      AA        Peachtree City Water & Sewer Authority, Sewer
                               System Revenue, Series A, 5.375% due 3/1/22
1,028,750
--------------------------------------------------------------------------------
---------------------------

6,413,087
--------------------------------------------------------------------------------
---------------------------
                             TOTAL INVESTMENT -- 100%
                             (Cost -- $52,273,597** )
$54,692,621
================================================================================
===========================

(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) which are rated by Fitch Investor Services, Inc.
(b) Bond is escrowed to maturity with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Security partially segregated by Custodian for open purchase commitments and/or futures contracts commitments.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e) Bond is escrowed with U.S. government securities and is considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
(f) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 21 and 22 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 1999
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

      FACE
     AMOUNT       RATING(a)                           SECURITY
VALUE
================================================================================
===========================
Education -- 7.9%
   $  700,000      BBB-      Chester County Health & Education Facilities
Authority
                               College Revenue, Immaculata College,
                               5.600% due 10/15/18
$   703,500
    1,000,000      Aaa*      Delaware County Authority University Revenue,
                               Villanova University, Series A, 5.000% due
12/1/18                   991,250
    1,000,000      AAA       Erie School District, Capital Appreciation,
Refunding,
                               zero coupon to yield 5.250% due 9/1/14
471,250
    1,250,000      NR        Philadelphia, PA Hospitals & Higher Education
                               Facilities Authority Revenue, Chestnut Hill
College,
                               6.000% due 10/1/29
1,250,000
    2,000,000      AAA       Philadelphia, PA School District, Series A, MBIA-
Insured,
                               4.500% due 4/1/23
1,825,000
--------------------------------------------------------------------------------
---------------------------

5,241,000
--------------------------------------------------------------------------------
---------------------------
Escrowed to Maturity(b) -- 3.2%
      310,000      NR        Allegheny County, PA Hospital Development Authority
                               Revenue, Montefiore Hospital, 6.875% due 7/1/09
346,812
      490,000      AAA       Cambria County Hospital Development Authority,
                               Conemaugh Valley Memorial Hospital, 7.625% due
9/1/11                584,938
      115,000      AAA       Coatesville, PA Water Revenue, Government
Guaranteed,
                               6.250% due 10/15/13
128,225
      435,000      AAA       Lewisburg Area School District Building, AMBAC-
Insured,
                               9.750% due 2/15/04(c)
518,194
       25,000      AAA       Philadelphia, PA Hospitals & Higher Education
Facilities
                               Authority Revenue, Presbyterian Medical Center,
                               6.650% due 12/1/19
30,062
      265,000      AAA       Southeastern Greene School District, 9.375% due
7/1/03                 299,119
      185,000      AAA       York County GO, Refunding, AMBAC-Insured,
                               8.875% due 6/1/06
220,612
--------------------------------------------------------------------------------
---------------------------

2,127,962
--------------------------------------------------------------------------------
---------------------------
General Obligation -- 12.2%
    1,000,000      AA        Delaware County GO, 5.125% due 10/1/14
1,033,750
    4,185,000      AAA       Erie County GO, Capital Appreciation, Series B,
                               zero coupon to yield 5.050% due 11/15/18
1,569,375
                             Lancaster County GO, Series A, FGIC-Insured:
      850,000      AAA         5.250% due 5/1/15
875,500
    1,500,000      AAA         4.500% due 5/1/28
1,353,750
                             Philadelphia GO:
    1,000,000      AAA         FSA-Insured, 5.250% due 3/15/15
1,033,750
    1,500,000      AAA         FGIC-Insured, 4.750% due 5/15/20
1,432,500
    2,000,000      AAA       Westmoreland County GO, FGIC-Insured,
                               zero coupon to yield 5.970% due 12/1/18
745,000
--------------------------------------------------------------------------------
---------------------------

8,043,625
--------------------------------------------------------------------------------
---------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 1999
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

      FACE
     AMOUNT       RATING(a)                           SECURITY
VALUE
================================================================================
===========================
Hospital -- 24.4%
   $  500,000      AAA       Allegheny County Hospital Development Authority
Revenue,
                               General Hospital Project, Series A, MBIA-Insured,
                               6.250% due 9/1/20
$ 506,875
    1,000,000      BBB       Allentown Area Hospital Authority Revenue,
                               Sacred Heart Hospital, 6.750% due 11/15/14
1,083,750
    1,000,000      AAA       Delaware County, PA Health System Authority
Revenue,
                               Catholic Health East, Series A, AMBAC-Insured,
                               4.875% due 11/15/26
952,500
    1,000,000      AA        Geisinger County, PA Health System Authority,
Series A,
                               5.000% due 8/15/28
957,500
    1,000,000      BBB+      Hazelton Health Services Authority Revenue, St.
Joseph's
                               Medical Center, 6.200% due 7/1/26
1,032,500
    1,000,000      BBB       Horizon Hospital System Authority Revenue, Horizon
                               Hospital Systems Inc., 6.350% due 5/15/26
1,068,750
    2,000,000      AAA       Pennsylvania State Higher Educational Facilities
Authority
                               Health Services Revenue, Allegheny, Delaware
Valley,
                               Series A, MBIA-Insured, 5.600% due 11/15/09
2,005,000
    1,000,000      NR        Philadelphia Authority for Industrial Development,
                               Health Care Facility Revenue, Baptist Home of
                               Philadelphia, Series A, 5.600% due 11/15/28
971,250
    1,600,000      AAA       Philadelphia Hospital & Higher Education Facilities
Authority,
                               Hospital Revenue, FHA-Insured, Series A,
                               5.300% due 1/1/18
1,604,000
    1,000,000      AA        Potter County Hospital Authority Revenue, Asset
Guaranteed,
                               6.050% due 8/1/24
1,073,750
      500,000      BBB       Puerto Rico Industrial, Tourist, Educational,
Medical &
                               Environmental Control Facilities, (Ryder Memorial
                               Hospital Project), Series A, 6.700% due 5/1/24
543,125
                             Scranton-Lackawanna Health & Welfare Authority
Revenue:
      500,000      BBB-++      Allied Services Rehabilitation Hospitals,
(Project-A),
                                 7.600% due 7/15/20
550,000
    1,000,000      NR          Lackawanna Junior College, 5.750% due 11/1/20
976,250
      750,000      BBB-        Moses Taylor Hospital Project, 6.250% due 7/1/20
781,875
      500,000      AAA       Sharon Regional Health System Authority Revenue,
                               5.000% due 12/1/18
492,500
                             St. Mary Hospital Authority, Bucks County, Catholic
                               Health Initiatives, Series A:
      500,000      AA            5.375% due 12/1/13
516,875
    1,000,000      AA            5.000% due 12/1/18
973,750
--------------------------------------------------------------------------------
---------------------------

16,090,250
--------------------------------------------------------------------------------
---------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 1999
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

      FACE
     AMOUNT       RATING(a)                           SECURITY
VALUE
================================================================================
===========================
Housing: Multi-Family -- 2.7%
   $1,500,000      BBB+++    Montgomery County Redevelopment Authority, Multi-
Family
                               Housing Revenue, (KBF Associates L.P. Project),
                               Series A, 6.375% due 7/1/12
$ 1,567,500
      205,000      AAA       Pittsburgh Urban Redevelopment Authority, Mortgage
                               Revenue, FNMA/GNMA-Collateralized, Series B,
                               6.950% due 10/1/10(d)
214,225
--------------------------------------------------------------------------------
---------------------------

1,781,725
--------------------------------------------------------------------------------
---------------------------
Housing: Single-Family -- 3.0%
                             Allegheny County, Residential Mortgage Refunding,
                               Single-Family Housing, GNMA-Collateralized:
      970,000      Aaa*          6.875% due 5/1/26(c)(d)
1,051,237
    1,675,000      Aaa*          Zero coupon to yield 7.500% due 5/1/27(d)
213,562
      660,000      AAA       Puerto Rico Single-Family Housing Mortgage Revenue,
                               GNMA/FNMA/FHLMC-Collateralized, 6.250% due
4/1/29(d)                 705,375
--------------------------------------------------------------------------------
---------------------------

1,970,174
--------------------------------------------------------------------------------
---------------------------
Industrial Development -- 8.1%
    1,000,000      BBB-      Allegheny County IDA Refunding Environmental
                               Improvement, USX Corp., 6.700% due 12/1/20(c)
1,090,000
    1,000,000      A3*       Bradford County IDA Solid Waste, International
Paper Co.,
                               6.600% due 3/1/19(d)
1,095,000
    1,000,000      A-        Delaware County IDA Revenue, Resource Recovery
Facility,
                               Series A, 6.200% due 7/1/19
1,031,250
    1,000,000      A3*       Erie County IDA Environmental Improvement Revenue,
                               (International Paper Co. Project), Series A,
                               7.625% due 11/1/18(c)(d)
1,148,750
    1,000,000      NR        Pennsylvania Economic Development Finance Authority
                               Facilities Revenue, National Gypsum Co., Series
A,
                               6.250% due 11/1/27
1,000,000
--------------------------------------------------------------------------------
---------------------------

5,365,000
--------------------------------------------------------------------------------
---------------------------
Life-Care -- 5.4%
                             Montgomery County IDA, Retirement Community
Revenue:
    1,000,000      A-          5.250% due 11/15/28
965,000
    1,500,000      A-          Series A, 5.875% due 11/15/22
1,558,125
    1,000,000      A-          Series B, 5.625% due 11/15/12
1,043,750
--------------------------------------------------------------------------------
---------------------------

3,566,875
--------------------------------------------------------------------------------
---------------------------
Miscellaneous -- 8.5%
                             Dauphin County General Authority:
    1,000,000      NR          Hotel & Conference Center, Hyatt Regency,
                                 6.200% due 1/1/29
998,750
    1,000,000      NR          Office & Package, Riverfront Office, 6.000% due
1/1/25             1,000,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 1999
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

      FACE
     AMOUNT       RATING(a)                           SECURITY
VALUE
================================================================================
===========================
Miscellaneous -- 8.5%  (continued)
   $1,250,000      AAA       Delaware Valley, PA Regional Financial Authority
Local
                               Government Revenue, Series A, AMBAC-Insured,
                               5.500% due 8/1/28
$ 1,342,188
    1,000,000      BBB       Puerto Rico Housing Bank & Finance Agency,
                               7.500% due 12/1/06
1,170,000
    1,000,000      AAA       York County Solid Waste & Refuse Authority, Waste
                               System Revenue,  FGIC-Insured, 5.500% due 12/1/14
1,083,750
--------------------------------------------------------------------------------
---------------------------

5,594,688
--------------------------------------------------------------------------------
---------------------------
Pollution Control -- 2.5%
    1,000,000      AAA       Northhampton County IDA, Metropolitan Edison,
Series A,
                               MBIA-Insured, 6.100% due 7/15/21
1,098,750
      500,000      BBB-      Pennsylvania Economic Development Financing
Authority,
                                 Resource Recovery Revenue, (Colver Project),
Series D,
                                 7.150% due 12/1/18(d)
552,500
--------------------------------------------------------------------------------
---------------------------

1,651,250
--------------------------------------------------------------------------------
---------------------------
Pre-Refunded(f) -- 2.5%
    1,200,000      Aaa*      Philadelphia Hospital Revenue, (United Hospital
Inc. Project),
                               (Call 7/1/05 @ 100), 10.875% due 7/1/08(c)
1,624,500
--------------------------------------------------------------------------------
---------------------------
Public Facilties -- 2.5%
                             Harrisburg, PA Redevelopment Authority, FSA-
Insured:
    1,750,000      AAA         Zero coupon to yield 5.100% due 5/1/17
702,188
    2,750,000      AAA         Zero coupon to yield 5.180% due 5/1/19
983,125
--------------------------------------------------------------------------------
---------------------------

1,685,313
--------------------------------------------------------------------------------
---------------------------
Solid Waste -- 3.2%
    1,000,000      AAA       Lancaster County, PA Solid Waste Management
Authority,
                               Series B, AMBAC-Insured, 5.375% due 12/15/15
1,045,000
    1,000,000      A-        New Morgan IDA Solid Waste Disposal, Browning
Ferris
                               Industries Inc., 6.500% due 4/1/19(d)
1,078,750
--------------------------------------------------------------------------------
---------------------------

2,123,750
--------------------------------------------------------------------------------
---------------------------
Transportation -- 11.1%
    1,200,000      AAA       Allegheny County Airport Revenue, Pittsburgh
                               International Airport, Series B, MBIA-Insured,
                               5.000% due 1/1/17
1,197,000
    1,000,000      AAA       Pennsylvania State Turnpike Common Oil Franchise,
                               Tax Revenue Subsidiary, Series B,
                               5.000% due 12/1/18
991,250
    1,000,000      AAA       Philadelphia Authority For Industrial Development,
Airport
                               Revenue, (Philadelphia Airport System Project),
Series A,
                               5.000% due 7/1/15
1,002,500


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 1999
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

      FACE
     AMOUNT       RATING(a)                           SECURITY
VALUE
================================================================================
===========================
Transportation -- 11.1% (continued)
   $1,825,000      A         Puerto Rico Commonwealth Highway & Transportation
                               Authority, 5.000% due 7/1/36
$ 1,804,469
    1,200,000      Baa2*     Puerto Rico Port Authority Revenue, American
Airlines,
                               Series A, 6.250% due 6/1/26(d)
1,288,500
    1,000,000      AAA       Southeastern PA Transportation Authority, PA
Special
                               Revenue, Series A, FGIC-Insured, 5.250% due
3/1/17                 1,025,000
--------------------------------------------------------------------------------
---------------------------

7,308,719
--------------------------------------------------------------------------------
---------------------------
Utilities -- 1.0%
      400,000      BBB       Guam Power Authority Revenue, Series A,
                               6.750% due 10/1/24
445,000
      200,000      A-1+      Schuylkill County, PA IDA, Northeastern Power Co.,
                               Series A, 3.150% due 12/1/22(e)
200,000
--------------------------------------------------------------------------------
---------------------------

645,000
--------------------------------------------------------------------------------
---------------------------
Water and Sewer -- 1.8%
    1,000,000      AAA       Philadelphia Water & Wastewater Revenue, MBIA-
Insured,
                               6.250% due 8/1/12
1,167,500
--------------------------------------------------------------------------------
---------------------------
                             TOTAL INVESTMENT -- 100%
                             (Cost -- $63,501,376**)
$65,987,331
================================================================================
===========================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) which are rated by Fitch IBCA, Inc.
(b) Bond is escrowed to maturity with U.S. Government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c)   Security segregated by Custodian for open purchase commitment.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax. (e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(f) Bond is escrowed with U.S. government securities and is considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 21 and 22 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Rating Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB     -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA,Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major rating categories.

BBB    -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
          Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO. VMIG 2 -- Moody's second highest rating for issues having a demand feature --
          VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan Insurance
CONNIE
 LEE   -- College Construction Loan Insurance Association
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
ETM    -- Escrowed to Maturity
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
SYCC   -- Structured Yield Curve Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax-Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation Notes
VA     -- Veterans Administration
VRWE   -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                              March 31, 1999
--------------------------------------------------------------------------------

                                                                Georgia
Pennsylvania
                                                               Portfolio
Portfolio
================================================================================
==========
ASSETS:
    Investments, at value (Cost -- $52,273,597
      and $63,501,376, respectively)                          $ 54,692,621    $
65,987,331
    Cash                                                            80,898
56,004
    Interest receivable                                            832,304
1,020,543
    Receivable for Fund shares sold                                160,917
623,716
    Receivable for securities sold                                  20,000
923,645
--------------------------------------------------------------------------------
----------
    Total Assets                                                55,786,740
68,611,239
--------------------------------------------------------------------------------
----------
LIABILITIES:
    Management fees payable                                        130,942
82,306
    Distribution fees payable                                        6,234
6,755
    Payable for Fund shares purchased                                   --
30,508
    Payable for securities purchased                                    --
1,000,000
    Accrued expenses                                                32,503
49,137
--------------------------------------------------------------------------------
----------
    Total Liabilities                                              169,679
1,168,706
--------------------------------------------------------------------------------
----------
Total Net Assets                                              $ 55,617,061    $
67,442,533
================================================================================
==========
NET ASSETS:
    Par value of shares of beneficial interest                $      4,143    $
5,023
    Capital paid in excess of par value                         53,301,338
64,853,999
    Undistributed (overdistributed) net
      investment income                                             (3,157)
3,903
    Accumulated net realized gain (loss)
      from security transactions                                  (104,287)
93,653
    Net unrealized appreciation of investments                   2,419,024
2,485,955
--------------------------------------------------------------------------------
----------
Total Net Assets                                              $ 55,617,061    $
67,442,533
================================================================================
==========
Shares Outstanding:
    Class A                                                      2,582,858
2,360,035
    ----------------------------------------------------------------------------
----------
    Class B                                                      1,015,909
1,880,764
    ----------------------------------------------------------------------------
----------
    Class L                                                        544,712
782,313
    ----------------------------------------------------------------------------
----------
Net Asset Value:
    Class A (and redemption price)                            $      13.43    $
13.44
    ----------------------------------------------------------------------------
----------
    Class B *                                                 $      13.42    $
13.42
    ----------------------------------------------------------------------------
----------
    Class L **                                                $      13.41    $
13.41
    ----------------------------------------------------------------------------
----------
Maximum Public Offering Price Per Share:
    Class A (net asset value plus 4.17% of net asset value)   $      13.99    $
14.00
    ----------------------------------------------------------------------------
----------
    Class L (net asset value plus 1.01% of net asset value)   $      13.55    $
13.55
================================================================================
==========

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 4).


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
Statements of Operations                       For the Year Ended March 31, 1999
--------------------------------------------------------------------------------

                                                                  Georgia
Pennsylvania
                                                                 Portfolio
Portfolio
================================================================================
==========
INVESTMENT INCOME:
    Interest                                                    $ 2,351,186    $
2,860,246
--------------------------------------------------------------------------------
----------
EXPENSES:
    Management fees (Note 4)                                        200,616
235,522
    Distribution fees (Note 4)                                      159,556
239,798
    Shareholder and system servicing fees                            23,437
27,500
    Audit and legal                                                  15,463
15,000
    Shareholder communications                                       11,056
12,000
    Pricing service fees                                              6,728
6,500
    Registration fees                                                 3,606
12,000
    Custody                                                           2,643
3,000
    Trustees' fees                                                    1,602
3,000
    Other                                                             3,606
4,000
--------------------------------------------------------------------------------
----------
    Total Expenses                                                  428,313
558,320
    Less: Management fee waiver (Note 4)                            (48,063)
(129,973)
--------------------------------------------------------------------------------
----------
    Net Expenses                                                    380,250
428,347
--------------------------------------------------------------------------------
----------
Net Investment Income                                             1,970,936
2,431,899
--------------------------------------------------------------------------------
----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURE CONTRACTS (NOTES 5 & 6):
    Realized Gain (Loss) From:
      Security Transactions (excluding short-term securities)       173,739
239,656
      Future Contracts                                              (50,144)
(32,412)
--------------------------------------------------------------------------------
----------
    Net Realized Gain                                               123,595
207,244
--------------------------------------------------------------------------------
----------
    Change in Net Unrealized Appreciation
    of Investments:
      Beginning of year                                           2,327,721
2,526,007
      End of year                                                 2,419,024
2,485,955
--------------------------------------------------------------------------------
----------
    Increase (Decrease) in Net Unrealized Appreciation               91,303
(40,052)
--------------------------------------------------------------------------------
----------
Net Gain on Investments                                             214,898
167,192
--------------------------------------------------------------------------------
----------
Increase in Net Assets From Operations                          $ 2,185,834    $
2,599,091
================================================================================
==========


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       For the Years Ended March
31,
Georgia Portfolio                                          1999             1998
================================================================================
===
OPERATIONS:
   Net investment income                               $  1,970,936    $
1,427,411
   Net realized gain                                        123,595
239,588
   Increase in net unrealized appreciation                   91,303
1,890,050
--------------------------------------------------------------------------------
---
   Increase in Net Assets From Operations                 2,185,834
3,557,049
--------------------------------------------------------------------------------
---
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                 (1,971,954)
(1,426,979)
   In excess of net investment income                      (104,830)
--
   Net realized gains                                      (290,345)
(176,258)
--------------------------------------------------------------------------------
---
   Decrease in Net Assets From
     Distributions to Shareholders                       (2,367,129)
(1,603,237)
--------------------------------------------------------------------------------
---
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                      22,627,987
10,292,258
   Net asset value of shares issued
     for reinvestment of dividends                        1,517,319
1,042,371
   Cost of shares reacquired                             (4,201,549)
(2,503,707)
--------------------------------------------------------------------------------
---
   Increase in Net Assets From
     Fund Share Transactions                             19,943,757
8,830,922
--------------------------------------------------------------------------------
---
Increase in Net Assets                                   19,762,462
10,784,734

NET ASSETS:
   Beginning of year                                     35,854,599
25,069,865
--------------------------------------------------------------------------------
---
   End of year*                                        $ 55,617,061    $
35,854,599
================================================================================
===
* Includes overdistributed net investment income of:   $     (3,157)   $
(2,139)
================================================================================
===

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                        For the Years Ended
March 31,
Pennsylvania Portfolio                                      1999
1998
================================================================================
====
OPERATIONS:
   Net investment income                                $  2,431,899    $
2,045,063
   Net realized gain                                         207,244
825,414
   Increase (decrease) in net unrealized appreciation        (40,052)
1,986,606
--------------------------------------------------------------------------------
----
   Increase in Net Assets From Operations                  2,599,091
4,857,083
--------------------------------------------------------------------------------
----
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                  (2,524,706)
(1,946,032)
   Net realized gains                                       (607,140)
(322,194)
--------------------------------------------------------------------------------
----
   Decrease in Net Assets From
     Distributions to Shareholders                        (3,131,846)
(2,268,226)
--------------------------------------------------------------------------------
----
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                       42,109,612
8,372,759
   Net asset value of shares issued
     for reinvestment of dividends                         2,087,057
1,490,181
   Cost of shares reacquired                             (19,173,695)
(5,941,286)
--------------------------------------------------------------------------------
----
   Increase in Net Assets From
     Fund Share Transactions                              25,022,974
3,921,654
--------------------------------------------------------------------------------
----
Increase in Net Assets                                    24,490,219
6,510,511

NET ASSETS:
   Beginning of year                                      42,952,314
36,441,803
--------------------------------------------------------------------------------
----
   End of year*                                         $ 67,422,533    $
42,952,314
================================================================================
====
* Includes undistributed net investment income of:      $      3,903    $
96,710
================================================================================
====


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Georgia and Pennsylvania Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and six other separate investment portfolios: Florida, New York, National, Limited Term, California Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolios are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, a portion of Georgia Portfolio's overdistributed net investment income amounting to $104,830 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Portfolio Concentration

Since the Georgia and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia and Pennsylvania, respectively, each Portfolio is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

3. Exempt-Interest Dividends and Other Distributions

Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Portfolios. The Portfolios pay SSBC a management fee calculated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly. SSBC waived management fees of $48,063 and $129,973 for the Georgia and Pennsylvania Portfolios, respectively, for the year ended March 31, 1999.

On October 8, 1998, CFBDS, Inc. ("CFBDS") became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

On June 12, 1998, the Fund's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.


--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the year ended March 31, 1999, CDSC's paid to SSB or CFBDS and sales charges received by SSB or CFBDS were approximately:

                                        CDSC's                 Sales Charges
                                  ------------------        ------------------
Portfolio                         Class A     Class B       Class A     Class L
===============================================================================
Georgia                                --     $17,000      $168,000     $20,000
-------------------------------------------------------------------------------
Pennsylvania                       $6,000      18,000       207,000      15,000
===============================================================================

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended March 31, 1999, total Distribution Plan fees incurred were:

Portfolio                                    Class A       Class B      Class L
===============================================================================
Georgia                                      $39,910       $80,270      $39,376
-------------------------------------------------------------------------------
Pennsylvania                                  31,495       144,134       64,169
===============================================================================

All officers and one Trustee of the Fund are employees of SSB.

5. Investments

During the year ended March 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                       Georgia      Pennsylvania
                                                      Portfolio       Portfolio
================================================================================
Purchases                                           $38,419,449     $47,947,592
--------------------------------------------------------------------------------
Sales                                                20,980,309      25,319,592
================================================================================

At March 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                       Georgia      Pennsylvania
                                                      Portfolio       Portfolio
================================================================================
Gross unrealized appreciation                        $2,454,259      $2,580,784
Gross unrealized depreciation                           (35,235)        (94,829)
--------------------------------------------------------------------------------
Net unrealized appreciation                          $2,419,024      $2,485,955
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference betweem the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 1999, the Portfolio had no open futures contracts.

7. Shares of Beneficial Interest

At March 31, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At March 31, 1999, total paid-in capital amounted to the following for each class and their respective Portfolio:

Portfolio                                  Class A        Class B       Class L
================================================================================
Georgia                                  $33,375,090   $12,931,328   $ 6,999,063
--------------------------------------------------------------------------------
Pennsylvania                              30,637,007    24,171,918    10,050,097
================================================================================


--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                          Year Ended                      Year
Ended
                                        March 31, 1999                  March
31, 1998
                                  --------------------------      --------------
------------
Georgia Portfolio                    Shares        Amount            Shares
Amount
================================================================================
============
Class A
Shares sold                        1,200,278    $ 16,271,337         428,273
$  5,703,527
Shares issued on reinvestment         67,730         914,734          44,976
594,980
Shares reacquired                   (211,503)     (2,869,561)       (108,781)
(1,404,440)
--------------------------------------------------------------------------------
------------
Net Increase                       1,056,505    $ 14,316,510         364,468
$  4,894,067
================================================================================
============
Class B
Shares sold                          261,025    $  3,530,318         244,140
$  3,233,404
Shares issued on reinvestment         27,819         375,581          22,249
294,164
Shares reacquired                    (70,773)       (957,095)        (58,133)
(759,900)
--------------------------------------------------------------------------------
------------
Net Increase                         218,071    $  2,948,804         208,256
$  2,767,668
================================================================================
============
Class L*
Shares sold                          209,651    $  2,826,332         101,894
$  1,355,327
Shares issued on reinvestment         16,827         227,004          11,606
153,227
Shares reacquired                    (27,773)       (374,893)        (26,031)
(339,367)
--------------------------------------------------------------------------------
------------
Net Increase                         198,705    $  2,678,443          87,469
$  1,169,187
================================================================================
============
Pennsylvania Portfolio
================================================================================
============
Class A
Shares sold                        2,220,491    $ 30,095,215         192,029
$  2,564,480
Shares issued on reinvestment         74,724       1,013,016          52,700
701,357
Shares reacquired                 (1,113,160)    (15,119,889)       (263,300)
(3,525,081)
--------------------------------------------------------------------------------
------------
Net Increase (Decrease)            1,182,055    $ 15,988,342         (18,571)
$   (259,244)
================================================================================
============
Class B
Shares sold                          619,028    $  8,397,240         265,068
$  3,525,937
Shares issued on reinvestment         55,942         756,780          42,873
570,003
Shares reacquired                   (219,380)     (2,969,501)       (113,579)
(1,504,701)
--------------------------------------------------------------------------------
------------
Net Increase                         455,590    $  6,184,519         194,362
$  2,591,239
================================================================================
============
Class L*
Shares sold                          266,841    $  3,617,157         171,289
$  2,282,342
Shares issued on reinvestment         23,458         317,261          16,451
218,821
Shares reacquired                    (79,975)     (1,084,305)        (69,192)
(911,504)
--------------------------------------------------------------------------------
------------
Net Increase                         210,324    $  2,850,113         118,548
$  1,589,659
================================================================================
============

* On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

                                                              Class A Shares
                                       -----------------------------------------
-------------------
Georgia Portfolio                      1999(1)         1998        1997
1996      1995(2)
================================================================================
===================
Net Asset Value, Beginning of Year     $ 13.43       $ 12.48     $ 12.50     $
12.10     $ 12.00
--------------------------------------------------------------------------------
-------------------
Income From Operations:
  Net investment income (3)               0.62          0.67        0.69
0.70        0.62
  Net realized and unrealized gain        0.12          1.03        0.04
0.45        0.10*
--------------------------------------------------------------------------------
-------------------
Total Income From Operations              0.74          1.70        0.73
1.15        0.72
--------------------------------------------------------------------------------
-------------------
Less Distributions From:
  Net investment income                  (0.62)        (0.67)      (0.67)
(0.70)      (0.62)
  In excess of net investment income     (0.03)           --          --
--          --
  Net realized gains                     (0.09)        (0.08)      (0.08)
(0.05)         --
--------------------------------------------------------------------------------
-------------------
Total Distributions                      (0.74)        (0.75)      (0.75)
(0.75)      (0.62)
--------------------------------------------------------------------------------
-------------------
Net Asset Value, End of Year           $ 13.43       $ 13.43     $ 12.48     $
12.50     $ 12.10
--------------------------------------------------------------------------------
-------------------
Total Return                              5.61%        13.85%       5.95%
9.67%       6.29%++
--------------------------------------------------------------------------------
-------------------
Net Assets, End of Year (000s)         $34,680       $20,502     $14,495     $
9,744     $ 8,520
--------------------------------------------------------------------------------
-------------------
Ratios to Average Net Assets:
  Expenses (3)(4)                         0.64%         0.50%       0.48%
0.38%       0.28%+
  Net investment income                   4.63          5.10        5.49
5.57        5.43+
--------------------------------------------------------------------------------
-------------------
Portfolio Turnover Rate                     48%           36%         81%
63%         34%
================================================================================
===================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from April 4, 1994 (inception date) to March 31, 1995.
(3) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
                Net Investment Income             Without Fee Waivers and/or
                 Per Share Decreases               Expense Reimbursements(4)
         ---------------------------------    ---------------------------------
          1999   1998   1997   1996   1995    1999   1998   1997   1996   1995
         -----  -----  -----  -----  -----    -----  -----  -----  -----  -----
Class A  $0.01  $0.04  $0.04  $0.11  $0.12    0.74%  0.83%  0.90%  1.23%  1.20%+

(4) As a result of voluntary expense limitations, expense ratios will not exceed 0.80% for Class A shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

                                                                  Class B Shares
                                            ------------------------------------
---------------------------
Georgia Portfolio                            1999(1)       1998         1997
1996       1995(2)(3)
================================================================================
===========================
Net Asset Value, Beginning of Year          $  13.43     $  12.47     $  12.50
$  12.11     $  12.27
--------------------------------------------------------------------------------
---------------------------
Income (Loss) From Operations:
  Net investment income (4)                     0.56         0.61         0.62
0.64         0.49
  Net realized and unrealized gain (loss)       0.10         1.03         0.04
0.45        (0.16)*
--------------------------------------------------------------------------------
---------------------------
Total Income From Operations                    0.66         1.64         0.66
1.09         0.33
--------------------------------------------------------------------------------
---------------------------
Less Distributions From:
  Net investment income                        (0.55)       (0.60)       (0.61)
(0.65)       (0.49)
  In excess of net investment income           (0.03)          --           --
--           --
  Net realized gains                           (0.09)       (0.08)       (0.08)
(0.05)          --
--------------------------------------------------------------------------------
---------------------------
Total Distributions                            (0.67)       (0.68)       (0.69)
(0.70)       (0.49)
--------------------------------------------------------------------------------
---------------------------
Net Asset Value, End of Year                $  13.42     $  13.43     $  12.47
$  12.50     $  12.11
--------------------------------------------------------------------------------
---------------------------
Total Return                                    4.99%       13.39%        5.33%
9.08%        2.88%++
--------------------------------------------------------------------------------
---------------------------
Net Assets, End of Year (000s)              $ 13,633     $ 10,712     $  7,354
$  5,461     $  2,551
--------------------------------------------------------------------------------
---------------------------
Ratios to Average Net Assets:
  Expenses (4)(5)                               1.15%        1.02%        1.00%
0.92%        0.85%+
  Net investment income                         4.12         4.58         4.97
5.20         5.37+
--------------------------------------------------------------------------------
---------------------------
Portfolio Turnover Rate                           48%          36%          81%
63%          34%
================================================================================
===========================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from June 15, 1994 (inception date) to March 31, 1995.
(3) On November 7, 1994, the former Class E shares were renamed Class B shares.
(4) The Manager has waived all or part of its fees the years ended March 31, 1999, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
                Net Investment Income             Without Fee Waivers and/or
                 Per Share Decreases               Expense Reimbursements(5)
         ---------------------------------    ---------------------------------
          1999   1998   1997   1996   1995    1999   1998   1997   1996   1995
         -----  -----  -----  -----  -----    -----  -----  -----  -----  -----
Class B  $0.02  $0.04  $0.05  $0.10  $0.11    1.26%  1.35%  1.42%  1.77%  1.82%+

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.30% for Class B shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       33

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

                                                          Class L Shares(1)
                                       -----------------------------------------
-----------------
Georgia Portfolio                      1999(2)       1998       1997
1996     1995(3)(4)
================================================================================
=================
Net Asset Value, Beginning of Year     $ 13.41     $ 12.46     $ 12.49     $
12.09     $ 12.06
--------------------------------------------------------------------------------
-----------------
Income From Operations:
  Net investment income (5)               0.55        0.60        0.62
0.63        0.55
  Net realized and unrealized gain        0.12        1.02        0.03
0.46        0.04*
--------------------------------------------------------------------------------
-----------------
Total Income From Operations              0.67        1.62        0.65
1.09        0.59
--------------------------------------------------------------------------------
-----------------
Less Distributions From:
  Net investment income                  (0.55)      (0.59)      (0.60)
(0.64)      (0.56)
  In excess of net investment income     (0.03)         --          --
--          --
  Net realized gains                     (0.09)      (0.08)      (0.08)
(0.05)         --
--------------------------------------------------------------------------------
-----------------
Total Distributions                      (0.67)      (0.67)      (0.68)
(0.69)      (0.56)
--------------------------------------------------------------------------------
-----------------
Net Asset Value, End of Year           $ 13.41     $ 13.41     $ 12.46     $
12.49     $ 12.09
--------------------------------------------------------------------------------
-----------------
Total Return                              5.01%      13.23%       5.28%
9.12%       5.11%++
--------------------------------------------------------------------------------
-----------------
Net Assets, End of Year (000s)         $ 7,304     $ 4,641     $ 3,221     $
2,914     $ 1,295
--------------------------------------------------------------------------------
-----------------
Ratios to Average Net Assets:
  Expenses (5)(6)                         1.20%       1.06%       1.04%
0.97%       0.90%+
  Net investment income                   4.07        4.54        4.93
5.18        5.22+
--------------------------------------------------------------------------------
-----------------
Portfolio Turnover Rate                     48%         36%         81%
63%         34%
================================================================================
=================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from April 14, 1994 (inception date) to March 31, 1995.
(4) On November 7, 1994, the former Class B shares were renamed Class C shares.
(5) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
               Net Investment Income             Without Fee Waivers and/or
                Per Share Decreases               Expense Reimbursements(6)
         ---------------------------------    ---------------------------------
          1999   1998   1997   1996   1995    1999   1998   1997   1996   1995
         -----  -----  -----  -----  -----    -----  -----  -----  -----  -----
Class L  $0.02  $0.04  $0.05  $0.10  $0.12    1.31%  1.39%  1.46%  1.82%  1.85%+

(6) As a result of voluntary expense limitations, expense ratios will not exceed 1.35% for Class L shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

                                                            Class A Shares
                                     -------------------------------------------
--------------------
Pennsylvania Portfolio                1999(1)       1998         1997
1996(1)     1995(2)(3)
================================================================================
====================
Net Asset Value, Beginning of Year   $  13.54     $  12.66     $  12.62     $
12.40     $  12.00
--------------------------------------------------------------------------------
--------------------
Income From Operations:
  Net investment income (4)              0.66         0.73         0.71
0.70         0.67
  Net realized and unrealized gain       0.08         0.95         0.04
0.29         0.35*
--------------------------------------------------------------------------------
--------------------
Total Income From Operations             0.74         1.68         0.75
0.99         1.02
--------------------------------------------------------------------------------
--------------------
Less Distributions From:
  Net investment income                 (0.69)       (0.69)       (0.71)
(0.72)       (0.62)
  Net realized gains                    (0.15)       (0.11)          --
(0.05)          --
--------------------------------------------------------------------------------
--------------------
Total Distributions                     (0.84)       (0.80)       (0.71)
(0.77)       (0.62)
--------------------------------------------------------------------------------
--------------------
Net Asset Value, End of Year         $  13.44     $  13.54     $  12.66     $
12.62     $  12.40
--------------------------------------------------------------------------------
--------------------
Total Return                             5.61%       13.52%        6.11%
8.08%        8.82%++
--------------------------------------------------------------------------------
--------------------
Net Assets, End of Year (000s)       $ 31,718     $ 15,955     $ 15,152     $
11,847     $  7,974
--------------------------------------------------------------------------------
--------------------
Ratios to Average Net Assets:
  Expenses (4)(5)                        0.50%        0.37%        0.37%
0.38%        0.29%+
  Net investment income                  4.94         5.46         5.66
5.57         5.76+
--------------------------------------------------------------------------------
--------------------
Portfolio Turnover Rate                    49%          81%         122%
88%          38%
================================================================================
====================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from April 4, 1994 (inception date) to March 31, 1995.
(3) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(4) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                        Expense Ratios
               Net Investment Income              Without Fee Waivers and/or
                Per Share Decreases                Expense Reimbursements(5)
         ---------------------------------    ---------------------------------
          1999   1998   1997   1996   1995    1999   1998   1997   1996   1995
         -----  -----  -----  -----  -----    -----  -----  -----  -----  -----
Class A  $0.03  $0.05  $0.06  $0.07  $0.09    0.75%  0.79%  0.82%  0.93%  1.03%+

(5) As a result of voluntary expense limitations, expense ratios will not exceed 0.80% for Class A shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       35

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

                                                            Class B Shares
                                     -------------------------------------------
--------------------
Pennsylvania Portfolio                1999(1)       1998         1997
1996(1)     1995(2)(3)
================================================================================
====================
Net Asset Value, Beginning of Year   $  13.52     $  12.64     $  12.61     $
12.39     $  12.35
--------------------------------------------------------------------------------
--------------------
Income From Operations:
  Net investment income (4)              0.60         0.65         0.65
0.64         0.51
  Net realized and unrealized gain       0.07         0.96         0.03
0.29         0.01*
--------------------------------------------------------------------------------
--------------------
Total Income From Operations             0.67         1.61         0.68
0.93         0.52
--------------------------------------------------------------------------------
--------------------
Less Distributions From:
  Net investment income                 (0.62)       (0.62)       (0.65)
(0.66)       (0.48)
  Net realized gains                    (0.15)       (0.11)          --
(0.05)          --
--------------------------------------------------------------------------------
--------------------
Total Distributions                     (0.77)       (0.73)       (0.65)
(0.71)       (0.48)
--------------------------------------------------------------------------------
--------------------
Net Asset Value, End of Year         $  13.42     $  13.52     $  12.64     $
12.61     $  12.39
--------------------------------------------------------------------------------
--------------------
Total Return                             5.07%       12.97%        5.56%
7.61%        4.48%++
--------------------------------------------------------------------------------
--------------------
Net Assets, End of Year (000s)       $ 25,234     $ 19,268     $ 15,559     $
13,131     $  4,850
--------------------------------------------------------------------------------
--------------------
Ratios to Average Net Assets:
  Expenses (4)(5)                        1.01%        0.89%        0.88%
0.88%        0.82%+
  Net investment income                  4.45         4.94         5.15
5.07         5.31+
--------------------------------------------------------------------------------
--------------------
Portfolio Turnover Rate                    49%          81%         122%
88%          38%
================================================================================
====================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from June 20, 1994 (inception date) to March 31, 1995.
(3) On November 7, 1994, the former Class E shares were renamed Class B shares.
(4) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                        Expense Ratios
               Net Investment Income              Without Fee Waivers and/or
                Per Share Decreases                Expense Reimbursements(5)
         ---------------------------------    ---------------------------------
          1999   1998   1997   1996   1995    1999   1998   1997   1996   1995
         -----  -----  -----  -----  -----    -----  -----  -----  -----  -----
Class B  $0.03  $0.05  $0.06  $0.07  $0.08    1.26%  1.31%  1.33%  1.44%  1.58%+

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.30% for Class B shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

                                                           Class L Shares(1)
                                     -------------------------------------------
--------------------
Pennsylvania Portfolio                1999(2)       1998         1997
1996(2)     1995(3)(4)
================================================================================
====================
Net Asset Value, Beginning of Year   $  13.51     $  12.64     $  12.61     $
12.39     $  12.00
--------------------------------------------------------------------------------
--------------------
Income From Operations:
  Net investment income (5)              0.60         0.64         0.64
0.64         0.59
  Net realized and unrealized gain       0.06         0.96         0.04
0.29         0.36*
--------------------------------------------------------------------------------
--------------------
Total Income From Operations             0.66         1.60         0.68
0.93         0.95
--------------------------------------------------------------------------------
--------------------
Less Distributions From:
  Net investment income                 (0.61)       (0.62)       (0.65)
(0.66)       (0.56)
  Net realized gains                    (0.15)       (0.11)          --
(0.05)          --
--------------------------------------------------------------------------------
--------------------
Total Distributions                     (0.76)       (0.73)       (0.65)
(0.71)       (0.56)
--------------------------------------------------------------------------------
--------------------
Net Asset Value, End of Year         $  13.41     $  13.51     $  12.64     $
12.61     $  12.39
--------------------------------------------------------------------------------
--------------------
Total Return                             5.02%       12.84%        5.51%
7.56%        8.14%++
--------------------------------------------------------------------------------
--------------------
Net Assets, End of Year (000s)       $ 10,490     $  7,729     $  5,731     $
4,682     $  3,337
--------------------------------------------------------------------------------
--------------------
Ratios to Average Net Assets:
  Expenses (5)(6)                        1.07%        0.94%        0.94%
0.94%        0.86%+
  Net investment income                  4.40         4.89         5.09
5.00         5.04+
--------------------------------------------------------------------------------
--------------------
Portfolio Turnover Rate                    49%          81%         122%
88%          38%
================================================================================
====================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from April 5, 1994 (inception date) to March 31, 1995.
(4) On November 7, 1994, the former Class B shares were renamed Class C shares.
(5) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
               Net Investment Income             Without Fee Waivers and/or
                Per Share Decreases                Expense Reimbursements(6)
         ---------------------------------    ---------------------------------
          1999   1998   1997   1996   1995    1999   1998   1997   1996   1995
         -----  -----  -----  -----  -----    -----  -----  -----  -----  -----
Class L  $0.03  $0.05  $0.06  $0.07  $0.09    1.32%  1.36%  1.39%  1.49%  1.56%+

(6) As a result of voluntary expense limitations, expense ratios will not exceed 1.35% for Class L shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       37

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Georgia and Pennsylvania Portfolios of Smith Barney Muni Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Georgia and Pennsylvania Portfolios of Smith Barney Muni Funds as of March 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from April 4, 1994 (commencement of operations) to March 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Georgia and Pennsylvania Portfolios of Smith Barney Muni Funds as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the four-year period then ended and for the period from April 4, 1994 to March 31, 1995, in conformity with generally accepted accounting principles.


                                                                    /s/ KPMG LLP

New York, New York
May 12, 1999


--------------------------------------------------------------------------------
38                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1999:

      o Percentage of the dividends paid by the Fund from net investment income as tax-exempt to regular Federal income tax purposes:

                     Georgia Portfolio ...........................      100%
                     Pennsylvania Portfolio ......................      100%

      o     Total long-term capital gain distributions paid:

                     Georgia Portfolio ...........................  $186,991
                     Pennsylvania Portfolio ......................   300,607


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       39

                     (This page intentionally left blank.)

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Trustees

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder
Servicing Agent

First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0798 5/99




                        [PHOTO OMITTED]

                        Smith Barney Muni Funds
                        Florida
                        Portfolio

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                        March 31, 1999

                        [LOGO] Smith Barney Mutual Funds
                               Investing for your future.
                               Every day.(R)

Smith Barney                  [PHOTO OMITTED]            [PHOTO OMITTED]
Muni Funds
                              HEATH B.                   PETER M.
                              MCLENDON                   COFFEY

                              Chairman                   Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Muni Funds -- Florida Portfolio ("Portfolio") for the year ended March 31, 1999. For your convenience, we have summarized the period's prevailing economic and market conditions below. A detailed summary of performance and current holdings for the Portfolio can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance and Investment Strategy

For the year ended March 31, 1999, the Florida Portfolio returned 5.56% for Class A shares without sales charges and outperformed its Lipper, Inc. peer group average of 5.08% (Lipper is a major fund-tracking organization.) For performance information on the Portfolio's other share classes, please refer to pages 4 and 5.

In keeping with the Portfolio's objective, we have continued to emphasize high current income in our bond selections. The Portfolio's credit quality remained strong during its fiscal year, with 94.4% of its bonds rated investment grade or better. Moreover, 62.1% of the Portfolio's holdings were rated AAA, the highest bond rating. As of March 31, 1999, the weighted average life of the Portfolio was 11.9 years.

In addition, we have maintained broad diversification over a range of different kinds of bonds. We continue to focus on select hospital bonds because we believe these bonds offer slightly higher yields than similarly-rated bonds of other categories. As of March 31, 1999, the Portfolio's assets were concentrated in housing bonds (16.5%), transportation bonds (15.3%) and hospital bonds (12.3%).

Market and Economic Overview

During much of the past year, the municipal bond market was an oasis of stability compared to the significant turmoil experienced by other fixed-income markets. In the wake of Russia's loan default, growing numbers of creditors became increasingly risk averse. In response, the Federal Reserve ("Fed") lowered short-term interest rates by 0.75% in three separate actions over the course of several weeks. These interest-rate cuts helped lift bond markets. In


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1
the midst of the turmoil, many investors fled to the relative safe haven of U.S. Treasury bonds, sparking a sharp rally and helped send long-term government interest rates to their lowest level in more than thirty years. The 30-year U.S. Treasury bond yield fluctuated approximately 1.36% from March 31, 1998 to March 31, 1999. In contrast, municipal bond yields (as measured by the Bond Buyers 25 Revenue Index) were far less volatile and remained confined to a much narrower range of roughly 0.41% during the same period.

Despite jittery financial markets, the U.S. economy continued to expand vigorously, defying the expectations of many economists. The domestic economy grew at an annual rate of 3.5% in the first quarter of 1999, coming off the heels of a brisk 6% annual growth rate for the fourth quarter of 1998. The unemployment rate hovered just above 4.2% in March 1999, a 29-year low. Yet, inflationary pressures have been well contained. The Consumer Price Index ("CPI") rose a mere 0.2% in January 1999 and an even more modest 0.1% in February 1999.

In our view, inflationary pressures have been held in check by a fortunate combination of ongoing economic weakness abroad, added cost controls in health care and the expanding role of technology. Economic recessions in many parts of the world have helped keep import prices down, especially in key commodities such as food and energy. In addition, the cost controls introduced by managed health care companies have begun to bring down medical costs and the growing use of technology has not only boosted worker productivity, but has also made many consumer goods companies much more cost competitive.

Municipal bonds, along with many other financial assets, have benefited from the high-growth, low-inflation U.S. economy. Similar to other types of bonds, municipal bond yields have declined but their real rate of return (i.e. the rate of return after subtracting the effects of inflation) has remained historically high. Moreover, long-term municipal bonds currently yield approximately 90% of long-term U.S. Treasury bond yields. Typically, municipal bonds are considered a good relative value when they yield approximately 85% of comparable-maturity U.S. Treasury bonds.

A strong U.S. economy and low interest rates have encouraged many municipalities to issue more bonds and refinance more expensive existing debt. We believe the ability of the market to absorb the unusually heavy municipal bond issuance last year is an indication of the health of the municipal bond market. This steady equilibrium of supply and demand is one reason that municipal bond prices have remained stable compared to other fixed-income assets.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Florida Economic Highlights

According to Fitch IBCA, Inc., a major credit-reporting agency, "the state's general obligation bonds are rated "AA," reflecting sustained rapid growth, economic broadening and increasing diversification." Florida's economy has continued to change from one based on agriculture and seasonal tourism to a service and trade powerhouse with strong insurance, banking and export industries. Yet, this growth has come with a price. Florida faces significant infrastructural challenges, especially with respect to the need for new schools. However, because of Florida's diversified and robust economy, we are sanguine about the Sunshine State's long-term growth prospects.

Municipal Bond Market Outlook

Over the near term, we remain largely positive on the prospects for municipal bonds. In our judgement, Fed monetary policy will likely remain on hold until signs of inflation surface. After a period of substantial volatility, we expect that U.S. Treasury bonds should fluctuate within a fairly narrow trading range in the coming months. As the global crisis continues to improve, demand for U.S. Treasurys should weaken. Moreover, new municipal bond issuance volume for 1999 is down significantly from last year. If this pattern holds, it could set the stage for a municipal bond rally later in the year.

Thank you for investing in the Smith Barney Muni Funds -- Florida Portfolio. We encourage you to visit our Web site at www.smithbarney.com. We look forward to helping you pursue your goals.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President

April 19, 1999


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                            Net Asset Value
                                       -------------------------
                                       Beginning          End of
Income        Capital Gain         Total
Year Ended                              of Year            Year
Dividends      Distributions      Returns(1)
================================================================================
======================================
3/31/99                                 $13.74            $13.70
$0.70            $0.09             5.56%
--------------------------------------------------------------------------------
--------------------------------------
3/31/98                                  13.16             13.74
0.73             0.13            11.15
--------------------------------------------------------------------------------
--------------------------------------
3/31/97                                  13.24             13.16
0.73             0.05             5.44
--------------------------------------------------------------------------------
--------------------------------------
3/31/96                                  12.89             13.24
0.74             0.00             8.65
--------------------------------------------------------------------------------
--------------------------------------
3/31/95                                  12.82             12.89
0.76             0.00             6.77
--------------------------------------------------------------------------------
--------------------------------------
3/31/94                                  13.21             12.82
0.77             0.00             2.75
--------------------------------------------------------------------------------
--------------------------------------
3/31/93                                  12.32             13.21
0.80             0.01            14.21
--------------------------------------------------------------------------------
--------------------------------------
Inception* - 3/31/92                     12.00             12.32
0.70             0.00             8.70+
================================================================================
======================================
Total
$5.93            $0.28
================================================================================
======================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                            Net Asset Value
                                       -------------------------
                                       Beginning          End of
Income        Capital Gain         Total
Year Ended                              of Year            Year
Dividends      Distributions      Returns(1)
================================================================================
======================================
3/31/99                                 $13.73            $13.69
$0.63            $0.09             5.01%
--------------------------------------------------------------------------------
--------------------------------------
3/31/98                                  13.14             13.73
0.65             0.13            10.59
--------------------------------------------------------------------------------
--------------------------------------
3/31/97                                  13.23             13.14
0.68             0.05             4.91
--------------------------------------------------------------------------------
--------------------------------------
3/31/96                                  12.89             13.23
0.69             0.00             8.09
--------------------------------------------------------------------------------
--------------------------------------
Inception* - 3/31/95                     11.91             12.89
0.29             0.00            10.77+
================================================================================
======================================
Total
$2.94            $0.27
================================================================================
======================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                                            Net Asset Value
                                       -------------------------
                                       Beginning          End of
Income        Capital Gain         Total
Year Ended                              of Year            Year
Dividends      Distributions      Returns(1)
================================================================================
======================================
3/31/99                                 $13.74            $13.69
$0.62            $0.09             4.87%
--------------------------------------------------------------------------------
--------------------------------------
3/31/98                                  13.14             13.74
0.63             0.13            10.51
--------------------------------------------------------------------------------
--------------------------------------
3/31/97                                  13.22             13.14
0.67             0.05             4.94
--------------------------------------------------------------------------------
--------------------------------------
3/31/96                                  12.89             13.22
0.68             0.00             7.96
--------------------------------------------------------------------------------
--------------------------------------
3/31/95                                  12.81             12.89
0.67             0.00             6.12
--------------------------------------------------------------------------------
--------------------------------------
3/31/94                                  13.20             12.81
0.68             0.00             2.05
--------------------------------------------------------------------------------
--------------------------------------
Inception* - 3/31/93                     12.86             13.20
0.18             0.00             4.05+
================================================================================
======================================
Total
$4.13            $0.27
================================================================================
======================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                  Without Sales Charges(1)
                                              -------------------------------
                                              Class A    Class B   Class L(2)
================================================================================
Year Ended 3/31/99                              5.56%      5.01%     4.87%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                        7.49        N/A      6.86
--------------------------------------------------------------------------------
Inception* through 3/31/99                      7.85       9.02      6.48
================================================================================

                                                   With Sales Charges(3)
                                              -------------------------------
                                              Class A    Class B   Class L(2)
================================================================================
Year Ended 3/31/99                              1.36%      0.53%     2.82%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                        6.63        N/A      6.64
--------------------------------------------------------------------------------
Inception* through 3/31/99                      7.30       8.85      6.31
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                  Without Sales Charges(1)
================================================================================
Class A (Inception* through 3/31/99)                        83.05%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/99)                        45.88
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/99)(2)                     47.96
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                            the Florida Portfolio vs.
                      Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                            April 1991 -- March 1999

   [The following table was depicted as a line chart in the printed material.]

                               Florida                    Lehman Bond Index
                               -------                    -----------------
4/2/91                           9600                           10000
3/92                            10410                           10999
3/93                            11859                           12376
3/94                            12158                           12663
3/95                            12963                           13605
3/96                            14084                           14746
3/97                            14850                           15548
3/98                            16507                           17214
3/31/99                         17425                           18281

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 2, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 1999. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                           March 31, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)                      SECURITY
VALUE
================================================================================
=====================
Education -- 3.1%
$1,000,000    AAA     Dade County School Board, Series C, FSA-Insured,
                        5.000% due 8/1/17
$  1,001,250
 1,530,000    AAA     Florida State Board Regent Housing Revenue,
                        University of Florida, MBIA-Insured, 4.500% due 7/1/19
1,426,725
 1,020,000    AA      Hillsborough County Educational Facilities Authority
                        Revenue, (University of Tampa Project),
                        5.000% due 12/1/18
1,009,800
                      Volusia County Educational Facilities Authority Revenue,
                        Embry-Riddle Aeronautical University:
   500,000    AAA         CONNIE LEE-Insured, 6.500% due 10/15/15
548,750
 2,875,000    Baa2*       Series A, 6.125% due 10/15/16
3,112,188
--------------------------------------------------------------------------------
---------------------

7,098,713
--------------------------------------------------------------------------------
---------------------
Escrowed to Maturity(b) -- 4.7%
   335,000    AAA     Altamonte Springs Health Facilities Authority
                        Hospital Revenue, Adventist Health System,
                        13.000% due 10/1/01
379,806
   860,000    AAA     Bradford County Health Facilities Authority Revenue,
                        (Santa Fe Health Care Facilities Project),
                        6.050% due 11/15/16
963,200
   250,000    AAA     Cape Coral Health Facilities Authority Hospital Revenue,
                        (Cape Coral Medical Center Project),
                        8.125% due 11/1/08
289,375
 3,000,000    AAA     Escambia County HFA, Multi-Family Housing Revenue,
                        Genesis Healthcare, Principal Custodial Receipts,
                        Series A, FGIC-Insured, zero coupon due 10/15/18
1,091,250
 2,015,000    AAA     Gainesville Utility System Revenue,
                        8.125% due 10/1/14 (c)
2,584,237
   225,000    AAA     Lee County Justice Center Complex Inc., Improvement
                        Revenue, Series A, MBIA-Insured, 11.125% due 1/1/11
319,219
   525,000    AAA     Orange County Health Facility Authority Revenue,
                        Southern Adventist Hospital, 8.750% due 10/1/09
648,375
 1,025,000    AAA     Palm Beach County Health Facilities Authority Revenue,
                        (John F. Kennedy Memorial Hospital Inc. Project),
                        Series C, 9.500% due 8/1/13
1,365,813
   730,000    AAA     Palm Beach County Solid Waste Authority Revenue,
                        MBIA-Insured, 10.000% due 12/1/04
872,350
 2,000,000    AAA     Port Everglades Authority Port Improvement,
                        7.125% due 11/1/16 (c)
2,500,000
--------------------------------------------------------------------------------
---------------------

11,013,625
--------------------------------------------------------------------------------
---------------------
Finance -- 0.9%
   485,000    AA+     Florida State Board of Education Capital Outlay,
                        Unrefunded Balance, Series A, 7.250% due 6/1/23 (c)
515,312
   500,000    AAA     Gulf Breeze Local Government Revenue, FGIC-Insured,
                        7.750% due 12/1/15
523,905
 1,000,000    AA      St. Lucie County Special Assessment, South Hutchinson
                        Island, Asset Guaranty, 6.200% due 11/1/25
1,140,000
--------------------------------------------------------------------------------
---------------------

2,179,217
--------------------------------------------------------------------------------
---------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)                      SECURITY
VALUE
================================================================================
=====================
General Obligation -- 3.9%
$  500,000    NR      Brevard County Tourist Development Tax Revenue,
                        4th Century Marlins Spring, 6.875% due 3/1/13
$    532,500
 1,000,000    AA+     Florida State Broward County, 10.000% due 7/1/14 (c)
1,521,600
                      Puerto Rico Commonwealth, Public Improvement:
 7,000,000    AAA       AMBAC-Insured, 4.500% due 7/1/23
6,501,250
 1,000,000    A         Capital Appreciation, zero coupon due 7/1/14
478,750
--------------------------------------------------------------------------------
---------------------

9,034,100
--------------------------------------------------------------------------------
---------------------
Hospital -- 12.3%
 3,000,000    AAA     Dade County Public Facilities Revenue, Jackson
                        Memorial Hospital, FSA-Insured, 5.000% due 6/1/18
2,988,750
                      Escambia County Health Facilities Authority Revenue:
 2,500,000    NR        Azalea Trace Inc. Project, 6.100% due 1/1/19
2,593,750
   375,000    BBB+      Unrefunded Balance, Baptist Hospital,
                          6.750% due 10/1/14
415,781
 1,000,000    A       Halifax Hospital Medical Center, Florida Health Care
                        Facilities Revenue, Halifax Management System,
                        Series A, ACA-Insured, 5.200% due 4/1/18
996,250
 2,000,000    A-      Highlands County Health Facilities Authority Revenue,
                        Adventist Health System, 5.250% due 11/15/20
1,960,000
                      Jacksonville Health Facilities Authority, Hospital
Revenue:
                        National Benevolent Association, IDR, Cypress Hill
                          Village Program:
   750,000    Baa1*         6.400% due 12/1/16
807,188
 1,000,000    Baa1*         Series A, 6.250% due 12/1/26
1,075,000
 2,000,000    AA+       St. Luke's Hospital Association Project,
                          7.125% due 11/15/20
2,177,500
   260,000    AAA       St. Vincent's Medical Center, 9.125% due 1/1/03
289,575
   310,000    AAA       University Medical Center Inc. Project, CONNIE LEE-
                          Insured, 6.600% due 2/1/21
335,188
                      Lee County Hospital Board of Directors, Hospital Revenue,
                        MBIA-Insured, Regular Linked SAVRS & RIBS:
 1,000,000    AAA         8.887% due 3/26/20 (d)
1,172,500
 1,000,000    AAA         9.468% due 4/1/20 (d)
1,155,000
                      Miami Beach Health Facilities Authority
                        Hospital Revenue:
 1,100,000    BBB         Mt. Sinai Medical Center Project, 5.375% due 11/15/28
1,064,250
 2,000,000    A           South Shore Hospital, Series A, ACA-Insured,
                            5.250% due 8/1/13
2,075,000
                      Orange County Health Facilities Authority, Hospital
                        Revenue Bonds:
                          Adventist Health Systems, FSA-Insured:
 1,500,000    AAA           FLAIRS, 6.700% due 11/15/07(d)
1,621,875
 1,000,000    AAA           Sunbelt Inc. Project, Series B, 6.750% due 11/15/21
1,086,250
 1,000,000    AAA         RIBS, MBIA-Insured, 9.263% due 10/29/21
1,180,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)                      SECURITY
VALUE
================================================================================
=====================
Hospital -- 12.3% (continued)
$  605,000    BB+     Pinellas County Health Facilities Authority, Sun Coast
                        Health System Revenue, Sun Coast Hospital
                        Guaranteed, Series A, 8.500% due 3/1/20
$    631,529
 5,000,000    AAA     Tampa Revenue Health Systems, Catholic Health,
                        Series A-1, 4.875% due 11/15/18
4,906,250
--------------------------------------------------------------------------------
---------------------

28,531,636
--------------------------------------------------------------------------------
---------------------
Housing: Multi-Family -- 9.4%
   380,000    AAA     Clearwater Multi-Family Housing Revenue, (Drew Gardens
                        Project), Series A, FHA-Insured, 6.500% due 10/1/25
400,900
                      Dade County HFA, Multi-Family Mortgage Revenue:
 1,085,000    AAA       Antigue Club Apartments, Series A-1, AMBAC-Insured,
                          6.750% due 8/1/14 (e)
1,173,156
 1,000,000    NR        Golden Lakes Apartments Project,
                          6.050% due 11/1/39 (e)
1,037,500
 1,500,000    AAA       Mariner Club Apartments, Series K-1,
                          6.375% due 9/1/36 (e)
1,620,000
 3,000,000    A         Sr. Lien, Series I-1, 6.625% due 7/1/28 (c)(e)
3,266,250
 3,000,000    AAA       Stoddert Arms Apartments, Series O, AMBAC-Insured,
                          6.300% due 9/1/36 (e)
3,221,250
 1,000,000    AAA       Turtle Creek Apartments, Series C-1, AMBAC-Insured,
                          6.200% due 5/1/36 (e)
1,067,500
 1,000,000    BBB+      The Vineyards Project, Series H, 6.500% due 11/1/25
1,066,250
 2,355,000    AAA     Dade County IDR, Susanna Wesley Health Center,
                        Series A, FHA-Insured, 6.625% due 7/1/30 (c)
2,558,119
                      Florida Housing Finance Agency:
 1,000,000    AAA       Crossings Indian Run Apartments, Series V,
                          AMBAC-Insured, 6.200% due 12/1/36 (e)
1,067,500
 2,000,000    AAA       Glen Oaks Apartment Projects, FNMA-Collateralized,
                          5.900% due 2/1/30 (e)
2,092,500
 1,000,000    AAA     Oceanside Housing Development Corp., Multi-Family
                        Mortgage Revenue, FHA-Insured, 6.875% due 2/1/20
1,050,000
 1,000,000    A3*     Orange County Housing Financial Authority Multi-Family
                        Revenue, (Loma Vista Project), Series G,
                        5.500% due 3/1/32 (e)
1,000,000
 1,095,000    AAA     Southwest Housing Development Corp., Multi-Family
                        Housing Mortgage Revenue Refunding, FHA-Insured,
                        6.875% due 2/1/20
1,145,644
--------------------------------------------------------------------------------
---------------------

21,766,569
--------------------------------------------------------------------------------
---------------------
Housing: Single-Family -- 7.1%
                      Brevard County HFA, Single-Family Mortgage Revenue:
   555,000    Aaa*      GNMA-Collateralized, 6.600% due 9/1/16 (e)
586,912
   900,000    Aaa*      GNMA/FNMA-Collateralized, 6.400% due 9/1/23 (e)
949,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)                      SECURITY
VALUE
================================================================================
=====================
Housing: Single-Family -- 7.1% (continued)
                      Broward County HFA, Single-Family Mortgage Revenue:
$  520,000    Aa2*      Capital Appreciation, zero coupon due 4/1/14
$    114,400
                        GNMA/FNMA-Collateralized:
   610,000    Aaa*        6.650% due 8/1/21(e)
648,887
   750,000    Aaa*        Series A, 6.200% due 4/1/30 (e)
788,437
                      Dade County HFA, Single-Family Mortgage Revenue,
                        GNMA/FNMA-Collateralized:
 1,500,000    AAA         6.700% due 4/1/28 (c)(e)
1,593,750
   330,000    Aaa*        Series B, 7.250% due 9/1/23 (e)
345,262
    35,000    Aaa*        Series E, 7.000% due 3/1/24
36,619
                      Duval County HFA, Single-Family Mortgage Revenue,
                        GNMA-Collateralized:
    90,000    AAA         8.000% due 6/1/00 (e)
91,575
   660,000    Aaa*        6.700% due 10/1/26 (e)
703,725
                      Escambia County HFA, Single-Family Mortgage Revenue:
 1,400,000    Aaa*      Multi-County Program, Series A, GNMA/FNMA-
                          Collateralized, 6.100% due 4/1/30 (e)
1,470,000
   155,000    Aaa*      Series A, GNMA-Collateralized, 7.800% due 4/1/22 (e)
162,048
                      Florida Housing Finance Agency:
    95,000    Aaa*      Home Ownership Revenue, Series G-1,
                          GNMA-Collateralized, 7.800% due 9/1/10 (e)
99,275
   435,000    AA        Homeowner Mortgage, Series 2, 6.350% due 7/1/28 (e)
461,100
 1,125,000    AAA       Single-Family Mortgage, Series B, GNMA/FNMA-
                          Collateralized, 6.650% due 7/1/26 (e)
1,178,437
 1,000,000    AAA     Hialeah Housing Authority Revenue, Affordable Housing
                        Program, GNMA-Collateralized, 5.300% due 12/20/18
1,025,000
   335,000    Aa1*    Hillsborough County HFA, Single-Family Mortgage Revenue,
                        Series A, GNMA-Collateralized, 7.700% due 4/1/23 (e)
350,912
   645,000    AAA     Leon County HFA, Single-Family Mortgage Revenue, Multi-
                        County Program, Series B, GNMA/FHLMC-Collateralized,
                        7.300% due 1/1/28 (e)
734,494
   970,000    AAA     Miami-Dade County Housing Finance Authority, Single
                        Family Revenue Mortgage, Series A-2, GNMA/FNMA/
                        FHLMC-Collateralized, 5.200% due 6/1/16
977,275
                      Orange County HFA, Single-Family Mortgage Revenue,
                        GNMA/FNMA Mortgage Backed Securities Program:
   755,000    AAA         6.750% due 10/1/18 (e)
805,963
 1,180,000    AAA         Series A, 6.300% due 4/1/28 (e)
1,246,375
   380,000    Aa1*    Palm Beach HFA, Single-Family Mortgage Power
                        Revenue Bonds, Series A, GNMA-Collateralized,
                        7.875% due 4/1/23 (e)
385,700
 1,310,000    Aaa*    Pinnellas County HFA, Single-Family Mortgage Revenue,
                        GNMA/FNMA-Collateralized, 6.550% due 8/1/27 (e)
1,378,775
   430,000    AAA     Virgin Islands HFA, Single-Family Mortgage Revenue,
                        Series A, GNMA-Collateralized, 6.500% due 3/1/25 (e)
455,263
--------------------------------------------------------------------------------
---------------------

16,589,684
--------------------------------------------------------------------------------
---------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)                      SECURITY
VALUE
================================================================================
=====================
Industrial Development -- 3.5%
$1,775,000    NR      Homestead IDR, Community Rehabilitation Providers
                        Program, Series A, 7.950% due 11/1/18
$  1,903,688
 1,500,000    BBB-    Martin County IDA, Indiantown, (Cogeneration Project),
                        7.875% due 12/15/25 (e)
1,567,500
   500,000    NR      Northern Palm Beach County Water Control District, Unit
                        Development No. 31, Program 1, 6.750% due 11/1/07
531,875
                      Osceola County IDA Revenue, (Community Provider Pooled
                        Loan Program), Series A, FSA-Insured:
   400,000    AAA         7.500% due 7/1/02
427,000
   799,000    AAA         7.750% due 7/1/10
854,930
 1,000,000    AAA     St. Johns County IDA, IDR, Series A, 5.500% due 3/1/17
1,051,250
                      Tampa Sports Authority Revenue, (Tampa Bay Arena
                        Project), MBIA-Insured:
   500,000    AAA         6.050% due 10/1/20
572,500
 1,000,000    AAA         6.100% due 10/1/26
1,166,250
--------------------------------------------------------------------------------
---------------------

8,074,993
--------------------------------------------------------------------------------
---------------------
Miscellaneous -- 13.2%
                      Boca Raton Community Redevelopment Agency Tax Increment
                        Revenue, Capital Appreciation, (Mizner Park Project),
                        FSA-Insured:
 2,100,000    AAA         Zero coupon due 12/1/18
782,250
 1,200,000    AAA         Zero coupon due 3/1/27
493,500
 1,000,000    AAA     Dade County Aviation Facilities Revenue, Series B,
                        MBIA-Insured, 6.600% due 10/1/22 (e)
1,095,000
 3,700,000    NR      Dade County IDR, (Miami Cerebral Palsy Services Project),
                        8.000% due 6/1/22
3,982,125
 5,000,000    AAA     Dade County Special Obligation, Series B, AMBAC-Insured,
                        Capital Appreciation, zero coupon due 10/1/16
2,081,250
   750,000    AAA     Florida State Department of Corrections, COP, Okeechobee
                        Correctional, AMBAC-Insured, 6.250% due 3/1/15
836,250
 2,700,000    AAA     Gulf Breeze Capital Funding, Series B, MBIA-Insured,
                        4.500% due 10/1/27
2,453,625
   500,000    BBB-    Hillsborough County Aviation Authority, Special Purpose,
                        (Delta Airlines Project), 6.800% due 1/1/24
538,125
 1,000,000    AAA     Miami Springs Utility System Revenue, Refunding &
                        Improvement, MBIA-Insured, 5.000% due 9/1/16
1,010,000
 1,200,000    AAA     North Springs Improvement District, MBIA-Insured,
                        7.000% due 10/1/09
1,468,500
 1,000,000    NR      Orlando Special Assessment Revenue, (Conroy
                        Interchange Project), Series A, 5.500% due 5/1/10
993,750
 2,500,000    AAA     Port Palm Beach District Revenue, Series A, MBIA-Insured,
                        Capital Appreciation, zero coupon due 9/1/21
725,000
 5,000,000    AAA     Port St. Lucie Special Assessment Revenue, Utility Service
                        Area No. 3 & 4-A, MBIA-Insured, 5.000% due 10/1/18
5,006,250
1,200,000     BBB     Puerto Rico Housing Bank & Finance Agency,
                        7.500% due 12/1/06
1,404,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)                      SECURITY
VALUE
================================================================================
=====================
Miscellaneous -- 13.2% (continued)
$3,415,000    AAA     Tampa Utility Tax, Capital Appreciation,
                        AMBAC-Insured, zero coupon due 10/1/15
$  1,528,213
   500,000    NR      Tampa Revenue (Florida Aquarium Inc. Project),
                        7.750% due 5/1/27
566,250
                      Village Center Community Development District,
                        MBIA-Insured:
 1,500,000    AAA         Florida Recreational Revenue, Series A,
                            5.500% due 11/1/13
1,621,875
 1,000,000    AAA         No. 2, Florida Special Assessment Revenue,
                            5.200% due 5/1/19
1,013,750
 2,000,000    AAA         No. 3, Florida Special Assessment Revenue,
                            5.000% due 5/1/19
1,992,500
 1,000,000    BBB-    Virgin Islands Public Finance Authority Revenue,
                        Sr. Lien, Series A, 5.500% due 10/1/18
1,008,750
--------------------------------------------------------------------------------
---------------------

30,600,963
--------------------------------------------------------------------------------
---------------------
Nursing Home -- 2.5%
 1,000,000    Aa3*    Broward County Health Facilities Authority Revenue
                        Refunding, Broward County Nursing Home, LOC 91,
                        Allied Irish Banks Ltd., 7.500% due 8/15/20
1,082,500
 3,500,000    A-      Palm Beach County Health Facilities Authority Revenue,
                        Retirement Community, 5.625% due 11/15/20
3,618,125
 1,000,000    AA      Volusia County Health Facilities Authority Revenue,
                        (John Knox Projects), Series A, Asset Guaranteed,
                        6.000% due 6/1/17
1,100,000
--------------------------------------------------------------------------------
---------------------

5,800,625
--------------------------------------------------------------------------------
---------------------
Pollution Control -- 7.3%
 2,190,000    A-      Broward County Resource Recovery Revenue, Broward
                        Waste Energy, 7.950% due 12/1/08 (c)
2,309,486
 2,000,000    A+      Citrus County PCR, Florida Power Corp., (Crystal River
                        Project), Series A, 6.625% due 1/1/27 (c)
2,155,000
                      Escambia County PCR, (Champion International
                        Corp. Project):
   500,000    Baa1*       6.950% due 11/1/07
545,000
 3,500,000    Baa1*       6.900% due 8/1/22 (e)
3,832,500
 2,500,000    A+      Jacksonville Sewer & Solid Waste Disposal Facilities
                        Revenue, (Anheuser-Busch Project),
                        5.875% due 2/1/36 (e)
2,615,625
   705,000    AAA     Lee County Solid Waste Revenue, MBIA-Insured,
                        7.000% due 10/1/11(e)
766,688
   400,000    VMIG 1* Manatee County Pollution Control Revenue,
                        (Florida Power & Light Co. Project),
                        3.100% due 9/1/24 (f)
400,000
 1,000,000    Aa3*    Pinellas County PCR, Florida Power Corp., (Anclot &
                        Bartlow Plants Project), 7.200% due 12/1/14
1,081,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)                      SECURITY
VALUE
================================================================================
=====================
Pollution Control -- 7.3% (continued)
$1,390,000    Baa2*   Putnam County Development Authority PCR,
                        Georgia Pacific Corp. 1984, 7.000% due 12/1/05
$  1,523,788
 1,500,000    AA-     St. Lucie County Solid Waste Disposal Revenue,
                        (Florida Power & Light Co. Project),
                        7.150% due 2/1/23 (e)
1,610,625
--------------------------------------------------------------------------------
---------------------

16,839,962
--------------------------------------------------------------------------------
---------------------
Pre-Refunded(g) -- 3.3%
                      Alachua County Health Facilities Authority Revenue,
                        (Santa Fe Healthcare Facilities Project),
                        (Call 11/15/00 @ 102):
   125,000    AAA         6.875% due 11/15/02
130,781
 1,000,000    AAA         7.600% due 11/15/13
1,083,750
 1,500,000    Aaa*    Bay County Hospital Revenue, (Bay Medical Center Project),
                        (Call 10/1/04 @ 102), 8.000% due 10/1/12 (c)
1,822,500
 1,375,000    AAA     Escambia County Health Facilities Authority, Baptist
                        Hospital, (Call 10/1/03 @ 102), 6.750% due 10/1/14
1,538,281
 1,000,000    AAA     Miami Sports & Exhibition Authority Special Obligation
                        Refunding, FGIC-Insured, (Call 4/1/00 @ 102),
                        7.200% due 10/1/20
1,058,410
   835,000    AAA     Pinellas County Health Facilities Authority, Sun Coast
                        Health System Revenue, Series A, Sun Coast Hospital
                        Guaranteed, (Call 3/1/00 @ 102), 8.500% due 3/1/20
890,645
 1,000,000    AAA     South Broward, Hospital District Revenue Bonds,
                        Series 1991C, RIBS, AMBAC-Insured,
                        (Call 5/1/01 @ 104), 9.277% due 5/13/21 (c)
1,163,750
--------------------------------------------------------------------------------
---------------------

7,688,117
--------------------------------------------------------------------------------
---------------------
Public Facilities -- 1.0%
 1,000,000    BBB     Miami Beach Redevelopment Agency Tax Increment
                        Revenue, City Center-Historic Convention, Series B,
                        6.350% due 12/1/22
1,082,500
 1,185,000    A       Puerto Rico Public Buildings Authority Revenue, Series L,
                        5.500% due 7/1/21
1,263,506
--------------------------------------------------------------------------------
---------------------

2,346,006
--------------------------------------------------------------------------------
---------------------
Transportation -- 15.3%
 2,000,000    AAA     Dade County Aviation Revenue, Series C,
                        MBIA-Insured, 5.250% due 10/1/17 (e)
2,030,000
 2,895,000    AAA     Florida State Mid-Bay Bridge Authority Revenue,
                        Series A, AMBAC-Insured, zero coupon due 10/1/19
1,016,869
 2,000,000    AAA     Florida State Turnpike Authority Revenue, Department
                        of Transportation, Series A, FGIC-Insured,
                        4.500% due 7/1/27
1,817,500
 2,030,000    AAA     Greater Orlando Aviation Authority, Florida Airport
                        Facilities, FGIC-Insured, 5.250% due 10/1/12 (e)
2,151,800

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)                      SECURITY
VALUE
================================================================================
=====================
Transportation -- 15.3% (continued)
                      Guam Airport Authority Revenue:
$  750,000    BBB       Series A, 6.500% due 10/1/23
$    815,625
 1,000,000    BBB       Series B, 6.600% due 10/1/10 (e)
1,092,500
 1,000,000    AAA     Hillsborough County Aviation Authority Revenue,
                        Tampa International Airport, Series A,
                        FGIC-Insured, 6.000% due 10/1/23 (e)
1,098,750
 1,500,000    AA      Ocean Highway and Port Authority, Nassau County,
                        Adjustable Demand Revenue Bonds,
                        Series 1990, LOC ABN AMRO Bank NV,
                        6.250% mandatory tender 12/1/02 (e)
1,621,875
 5,000,000    AAA     Orlando & Orange County Expressway Authority,
                        Florida Expressway Revenue, Jr. Lien, FGIC-Insured,
                        5.000% due 7/1/16
5,050,000
                      Puerto Rico Commonwealth Highway & Transportation
                        Authority Revenue:
 6,000,000    A           Series A, 4.750% due 7/1/38
5,752,500
 2,000,000    A           Series Y, 5.000% due 7/1/36
1,977,500
                      Sanford Airport Authority IDR, (Central Florida
                        Terminals Inc. Project):
                          Series A:
 1,000,000    NR            7.500% due 5/1/15 (e)
1,096,250
 2,000,000    NR            7.750% due 5/1/21 (e)
2,207,500
   645,000    NR          Series C, 7.500% due 5/1/21 (e)
707,888
                      Santa Rosa Bay Bridge Authority Revenue:
 3,500,000    BBB-      6.250% due 7/1/28
3,828,125
 5,000,000    BBB-      Capital Appreciation, zero coupon due 7/1/17
1,868,750
 1,355,000    AAA     Volusia County Airport System Revenue, Daytona Beach
                        Regional Airport, MBIA-Insured, 7.000% due 10/1/21 (e)
1,444,769
--------------------------------------------------------------------------------
---------------------

35,578,201
--------------------------------------------------------------------------------
---------------------
Utilities -- 8.1%
 1,800,000    AAA     Englewood Water District Utility System Revenue,
                        FSA-Insured, 5.000% due 10/1/18
1,802,250
 3,905,000    Aaa*    Escambia County Utilities Authority Sanitation System
                        Revenue Refunding & Improvement, FSA-Insured,
                        4.500% due 1/1/22
3,602,362
 3,000,000    AAA     Escambia County Utility System Authority Revenue
                        Bonds, Series B, FGIC-Insured, 6.250% due 1/1/15
3,483,750
 1,350,000    BBB     Guam Power Authority Revenue, Series A,
                        6.750% due 10/1/24
1,501,875
   930,000    BBB+    Hillsborough County Utilities Revenue, Refunding &
                        Improvement, 7.000% due 8/1/14
998,587
 1,000,000    AAA     Jupiter Island Utility System, South Martin Regional
Utility,
                        MBIA-Insured, 5.000% due 10/1/18
1,001,250
 1,000,000    AAA     Lakeland Electric & Water Revenue, Jr. Sub. Lien,
                        FGIC-Insured, 6.000% due 10/1/14
1,153,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)                      SECURITY
VALUE
================================================================================
=====================
Utilities -- 8.1% (continued)
$1,000,000    Aaa*    Martin County Utility System Revenue, FGIC-Insured,
                        5.000% due 10/1/18
$  1,001,250
 1,240,000    AAA     Puerto Rico Electric Power Authority Revenue Refunding,
                        Series EE, MBIA-Insured, 4.500% due 7/1/18
1,174,900
 3,000,000    AAA     Sunrise Utility System Revenue Refunding,
                        AMBAC-Insured, 5.200% due 10/1/22
3,045,000
--------------------------------------------------------------------------------
---------------------

18,764,974
--------------------------------------------------------------------------------
---------------------
Water & Sewer -- 4.4%
 1,085,000    AAA     Hernando County Water & Sewer Revenue Refunding,
                        FGIC-Insured, 5.000% due 6/1/19
1,080,931
   640,000    AAA     Miramar Wastewater Improvement Authority,
                        FGIC-Insured, 6.750% due 10/1/16
733,600
 1,915,000    AAA     North Springs Improvement District Water & Sewer
                        Revenue, MBIA-Insured, 5.125% due 10/1/17
1,960,481
 3,885,000    AAA     Port Orange Water & Sewer Revenue,
                        AMBAC-Insured, 5.000% due 10/1/16
3,923,850
 2,250,000    AAA     Seminole County Water & Sewer Refunding &
                        Improvement, MBIA-Insured, 6.000% due 10/1/12
2,587,500
--------------------------------------------------------------------------------
---------------------

10,286,362
--------------------------------------------------------------------------------
---------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $217,772,370**)
$232,193,747
================================================================================
=====================

(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc.
(b) Bond is escrowed to maturity by U.S. goverment securities and is considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c)   Security is segregated by Custodian for open purchase commitment.
(d) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(f) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(g) Bond is escrowed by U.S. government securities and is considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 and 17 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB       -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA       -- Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.

BBB      -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR       -- Indicates that the bond is not rated by Standard & Poor's,
            Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

VMIG 1   -- Moody's highest rating for issues having demand feature -- VRDO.

P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ACA         -- American Capital Assurance
AIG         -- American International Guaranty
AMBAC       -- AMBAC Indemnity Corporation
CGIC        -- Capital Guaranty Insurance Company
CONNIE LEE  -- College Construction Loan Insurance Association
COP         -- Certificate of Participation
FLAIRS      -- Floating Adjustable Interest Rate Securities
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FHLMC       -- Federal Home Loan Mortgage Corporation
FLAIRS      -- Floating Adjustable Interest Rate Securities
FNMA        -- Federal National Mortgage Association
FSA         -- Financial Security Assurance
GEMICO      -- General Electric Mortgage Insurance Company
GIC         -- Guaranteed Investment Contract
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development Agency
IDR         -- Industrial Development Revenue
INFLOS      -- Inverse Floaters
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
PCFA        -- Pollution Control Financing Authority
PCR         -- Pollution Control Revenue
RIBS        -- Residual Interest Bonds
SAVRS       -- Select Auction Variable Rate Securities
VRDD        -- Variable Rate Demand Note
VRWE        -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                               March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $217,772,370)
$232,193,747
   Cash
10,639
   Interest receivable
4,320,654
   Receivable for Fund shares sold
1,243,807
   Receivable for securities sold
135,091
--------------------------------------------------------------------------------
----
   Total Assets
237,903,938
--------------------------------------------------------------------------------
----
LIABILITIES:
   Management fees payable
106,513
   Distribution fees payable
19,399
   Payable for Fund shares purchased
200
   Accrued expenses
66,044
--------------------------------------------------------------------------------
----
   Total Liabilities
192,156
--------------------------------------------------------------------------------
----
Total Net Assets
$237,711,782
================================================================================
====
NET ASSETS:
   Par value of shares of beneficial interest                           $
17,360
   Capital paid in excess of par value
223,548,627
   Overdistributed net investment income
(9,378)
   Accumulated net realized loss from security transactions
     and futures contracts
(266,204)
   Net unrealized appreciation of investments
14,421,377
--------------------------------------------------------------------------------
----
Total Net Assets
$237,711,782
================================================================================
====
Shares Outstanding:
   Class A
11,638,176
   -----------------------------------------------------------------------------
----
   Class B
4,827,049
   -----------------------------------------------------------------------------
----
   Class L
894,368
   -----------------------------------------------------------------------------
----
Net Asset Value:
   Class A (and redemption price)
$13.70
   -----------------------------------------------------------------------------
----
   Class B *
$13.69
   -----------------------------------------------------------------------------
----
   Class L **
$13.69
   -----------------------------------------------------------------------------
----
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value per share)
$14.27
   -----------------------------------------------------------------------------
----
   Class L (net asset value plus 1.01% of net asset value per share)
$13.83
================================================================================
====

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                        For the Year Ended March 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                         $12,714,158
-------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 4)                                           1,109,500
   Distribution fees (Note 4)                                           699,970
   Shareholder and system servicing fees                                 64,745
   Registration fees                                                     45,001
   Shareholder communications                                            23,302
   Audit and legal                                                       23,002
   Pricing service fees                                                  18,498
   Custody                                                               10,800
   Trustees' fees                                                         4,201
   Other                                                                  6,402
-------------------------------------------------------------------------------
   Total Expenses                                                     2,005,421
-------------------------------------------------------------------------------
Net Investment Income                                                10,708,737
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 5 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)            134,195
     Futures contracts                                                  (95,600)
-------------------------------------------------------------------------------
   Net Realized Gain                                                     38,595
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               13,875,164
     End of year                                                     14,421,377
-------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                              546,213
-------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                           584,808
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $11,293,545
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                For the Years Ended March 31,
--------------------------------------------------------------------------------

                                                            1999
1998
================================================================================
=====
OPERATIONS:
   Net investment income                                $ 10,708,737     $
10,136,491
   Net realized gain                                          38,595
3,275,071
   Increase in net unrealized appreciation                   546,213
6,856,322
--------------------------------------------------------------------------------
-----
   Increase in Net Assets From Operations                 11,293,545
20,267,884
--------------------------------------------------------------------------------
-----
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                 (10,710,549)
(10,138,329)
   In excess of net investment income                       (130,174)
--
   Net realized gains                                     (1,405,068)
(1,909,781)
--------------------------------------------------------------------------------
-----
   Decrease in Net Assets From
     Distributions to Shareholders                       (12,245,791)
(12,048,110)
--------------------------------------------------------------------------------
-----
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                       72,836,296
43,905,998
   Net asset value of shares issued for reinvestment
     of dividends                                          5,361,998
5,171,877
   Cost of shares reacquired                             (50,419,969)
(32,126,326)
--------------------------------------------------------------------------------
-----
   Increase in Net Assets From
     Fund Share Transactions                              27,778,325
16,951,549
--------------------------------------------------------------------------------
-----
Increase in Net Assets                                    26,826,079
25,171,323
NET ASSETS:
   Beginning of year                                     210,885,703
185,714,380
--------------------------------------------------------------------------------
-----
   End of year*                                         $237,711,782
$210,885,703
================================================================================
=====
* Includes overdistributed net investment income of:         $(9,378)
$(7,566)
================================================================================
=====

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Florida Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of this Portfolio and seven other separate investment port folios: Georgia, Limited Term, National, New York, Pennsylvania, New York Money Market and California Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available are valued in good faith at fair market value by or under the direction of the Board of Trustees;
(d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1999, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. In addition, a portion of overdistributed net investment income amounting to $130,174 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

3. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays SSBCa management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB") was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

On June 12, 1998, the Fund's Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus an initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the year ended March 31, 1999, SSB received sales charges of approximately $469,000 and $23,000 on sales of the Portfolio's Class A and Class L shares, respectively. In addition, for the year ended March 31, 1999, CDSCs paid to SSB or CFBDS were approximately:

                                     Class A           Class B           Class L
================================================================================
CDSCs                                $22,000           $87,000            $1,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of average daily net assets for each respective class. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of those classes, respectively. For the year ended March 31, 1999, total Distribution Plan fees incurred were:

                                     Class A           Class B           Class L
================================================================================
Distribution Plan Fees              $224,280          $402,601           $73,089
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

5. Investments

During the year ended March 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $117,057,089
--------------------------------------------------------------------------------
Sales                                                                94,092,799
================================================================================

At March 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $14,520,119
Gross unrealized depreciation                                           (98,742)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $14,421,377
================================================================================

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 1999, the Portfolio had no open futures contracts.

7. Shares of Beneficial Interest

At March 31, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At March 31, 1999, total paid-in capital amounted to the following for each class:

                                   Class A           Class B           Class L
================================================================================
Total Paid-in Capital           $147,722,083       $63,705,520       $12,138,384
================================================================================

Transactions in shares of each class were as follows:

                                          Year Ended                      Year
Ended
                                        March 31, 1999                  March
31, 1998
                                  --------------------------      --------------
------------
                                    Shares         Amount           Shares
Amount
================================================================================
============
Class A
Shares sold                        3,713,071    $ 51,274,245       2,168,321
$ 29,686,100
Shares issued on reinvestment        257,237       3,548,355         245,679
3,350,010
Shares reacquired                 (2,712,400)    (37,457,704)     (1,707,187)
(23,309,310)
--------------------------------------------------------------------------------
------------
Net Increase                       1,257,908    $ 17,364,896         706,813
$  9,726,800
================================================================================
============
Class B
Shares sold                        1,226,118    $ 16,937,395         865,155
$ 11,835,656
Shares issued on reinvestment        110,453       1,522,397         116,324
1,583,889
Shares reacquired                   (833,357)    (11,511,522)       (557,498)
(7,617,726)
--------------------------------------------------------------------------------
------------
Net Increase                         503,214    $  6,948,270         423,981
$  5,801,819
================================================================================
============
Class L*
Shares sold                          334,515    $  4,624,656         173,864
$  2,384,242
Shares issued on reinvestment         21,122         291,246          17,468
237,978
Shares reacquired                   (105,208)     (1,450,743)        (88,301)
(1,199,290)
--------------------------------------------------------------------------------
------------
Net Increase                         250,429    $  3,465,159         103,031
$  1,422,930
================================================================================
============

* On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class A Shares                    1999(1)      1998        1997       1996(1)
1995(2)
================================================================================
========
Net Asset Value,
  Beginning of Year               $13.74      $13.16      $13.24      $12.89
$12.82
--------------------------------------------------------------------------------
--------
Income (Loss) From Operations:
  Net investment income             0.69        0.72        0.73        0.74
0.75
  Net realized and unrealized
    gain (loss)                     0.06        0.72       (0.03)       0.35
0.08*
--------------------------------------------------------------------------------
--------
Total Income From Operations        0.75        1.44        0.70        1.09
0.83
--------------------------------------------------------------------------------
--------
Less Distributions From:
  Net investment income            (0.69)      (0.73)      (0.73)      (0.74)
(0.76)
  In excess of net
    investment income              (0.01)         --          --          --
--
  Net realized gains               (0.09)      (0.13)      (0.05)         --
--
--------------------------------------------------------------------------------
--------
Total Distributions                (0.79)      (0.86)      (0.78)      (0.74)
(0.76)
--------------------------------------------------------------------------------
--------
Net Asset Value, End of Year      $13.70      $13.74      $13.16      $13.24
$12.89
--------------------------------------------------------------------------------
--------
Total Return                        5.56%      11.15%       5.44%       8.65%
6.77%
--------------------------------------------------------------------------------
--------
Net Assets,
  End of Year (millions)            $160        $143        $127        $117
$108
--------------------------------------------------------------------------------
--------
Ratios to Average Net Assets:
  Expenses (3)                      0.73%       0.76%       0.85%       0.70%
0.61%
  Net investment income             4.99        5.28        5.56        5.62
5.97
--------------------------------------------------------------------------------
--------
Portfolio Turnover Rate               43%         59%         62%         47%
43%
================================================================================
========

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) On October 10, 1994 the former Class C shares were exchanged into Class A Shares.
(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.85%.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class B Shares                              1999(1)     1998       1997
1996(1)    1995(2)
================================================================================
==============
Net Asset Value, Beginning of Year          $13.73     $13.14     $13.23
$12.89     $11.91
--------------------------------------------------------------------------------
--------------
Income (Loss) From Operations:
  Net investment income                       0.62       0.65       0.65
0.68       0.30
  Net realized and unrealized gain (loss)     0.06       0.72      (0.01)
0.35       0.97*
--------------------------------------------------------------------------------
--------------
Total Income From Operations                  0.68       1.37       0.64
1.03       1.27
--------------------------------------------------------------------------------
--------------
Less Distributions From:
  Net investment income                      (0.62)     (0.65)     (0.68)
(0.69)     (0.29)
  In excess of net
    investment income                        (0.01)        --         --
--         --
  Net realized gains                         (0.09)     (0.13)     (0.05)
--         --
--------------------------------------------------------------------------------
--------------
Total Distributions                          (0.72)     (0.78)     (0.73)
(0.69)     (0.29)
--------------------------------------------------------------------------------
--------------
Net Asset Value, End of Year                $13.69     $13.73     $13.14
$13.23     $12.89
--------------------------------------------------------------------------------
--------------
Total Return                                  5.01%     10.59%      4.91%
8.09%     10.77%++
--------------------------------------------------------------------------------
--------------
Net Assets, End of Year (millions)             $66        $59        $51
$46         $2
--------------------------------------------------------------------------------
--------------
Ratios to Average Net Assets:
  Expenses (3)                                1.24%      1.28%      1.35%
1.20%      1.20%+
  Net investment income                       4.48       4.76       4.93
5.00       5.57+
--------------------------------------------------------------------------------
--------------
Portfolio Turnover Rate                         43%        59%        62%
47%        43%
================================================================================
==============

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from November 16, 1994 (inception date) to March 31, 1995.
(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35%.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class L Shares(1)                1999(2)     1998       1997      1996(2)
1995(3)
================================================================================
===
Net Asset Value,
  Beginning of Year              $13.74     $13.14     $13.22     $12.89
$12.81
--------------------------------------------------------------------------------
---
Income (Loss) From Operations:
  Net investment income            0.61       0.64       0.65       0.66
0.67
  Net realized and
  unrealized gain (loss)           0.05       0.72      (0.01)      0.35
0.08*
--------------------------------------------------------------------------------
---
Total Income From Operations       0.66       1.36       0.64       1.01
0.75
--------------------------------------------------------------------------------
---
Less Distributions From:
  Net investment income           (0.61)     (0.63)     (0.67)     (0.68)
(0.67)
  In excess of net
    investment income             (0.01)        --         --         --
--
  Net realized gains              (0.09)     (0.13)     (0.05)        --
--
--------------------------------------------------------------------------------
---
Total Distributions               (0.71)     (0.76)     (0.72)     (0.68)
(0.67)
--------------------------------------------------------------------------------
---
Net Asset Value, End of Year     $13.69     $13.74     $13.14     $13.22
$12.89
--------------------------------------------------------------------------------
---
Total Return                       4.87%     10.51%      4.94%      7.96%
6.12%
--------------------------------------------------------------------------------
---
Net Assets,
  End of Year (millions)            $12         $9         $7         $3
$3
--------------------------------------------------------------------------------
---
Ratios to Average Net Assets:
  Expenses (4)                     1.31%      1.33%      1.40%      1.28%
1.25%
  Net investment income            4.41       4.71       4.84       5.04
5.40
--------------------------------------------------------------------------------
---
Portfolio Turnover Rate              43%        59%        62%        47%
43%
================================================================================
===

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   On November 7, 1994 the former Class B shares were renamed Class C Shares.
(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40%.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Florida Portfolio of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Florida Portfolio of Smith Barney Muni Funds as of March 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Florida Portfolio of Smith Barney Muni Funds as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                               /s/ KPMG LLP

New York, New York
May 12, 1999


--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1999:

      o 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

      o     long-term capital gain distributions paid of $301,463.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

                                                            SALOMON SMITH BARNEY
                                                            --------------------
                                                     A member of citigroup[LOGO]

Trustees

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

Mutual Management Corp.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Transfer Agent

First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Florida Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD2298 5/99

       [GRAPHIC]

       Smith Barney Muni Funds

       New York Money
       Market Portfolio

       New York Portfolio

       ------------------
         ANNUAL REPORT
       ------------------

       March 31, 1999

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

Smith Barney
Muni Funds

                                               [PHOTO]           [PHOTO]

                                               HEATH B.          JOSEPH P.
                                               MCLENDON          DEANE

                                               Chairman          Vice President

                                                                 [PHOTO]

                                                                 JOSEPH
                                                                 BENEVENTO

                                                                 Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio for the period ended March 31, 1999. We hope you find this report to be useful and informative. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined each Portfolio's investment strategy. A detailed summary of performance can be found in the appropriate sections that follow.

Please note that on February 2, 1999, Joseph P. Deane assumed management responsibilities for the New York Portfolio. Mr. Deane has more than 28 years of investment experience and currently manages the Smith Barney Managed Municipals Fund, among many others.

New York Portfolio's Performance and Investment Strategy

The New York Portfolio seeks to pay its shareholders as high a level of monthly income exempt from federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing.

For the year ended March 31, 1999, the Class A shares of the New York Portfolio generated a total return of 5.50% without sales charges which compares favorably with its New York municipal bond fund peer group average total return of 5.40% over the same period, according to Lipper Inc. (Lipper is an independent fund-tracking organization.)

Based on its net asset value ("NAV") of $13.69 as of March 31, 1999 for Class A shares and the current monthly income distribution of $0.056 per Class A, this equates to an annualized distribution rate of 4.91%. For a New York resident in the combined federal and state income tax bracket of 40.62%, the New York Portfolio's tax-free yield of 4.91% is equivalent to a taxable yield of 8.27%. (This figure assumes a federal income tax bracket of 36%.)


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

In the New York Portfolio, one of our short-term goals is to add to our holdings in non-hospital bonds. The municipal bond supply in New York has been heavy in the first quarter of 1999, but we think that should diminish substantially in the second quarter of 1999, and in turn, enable New York issues to perform better.

As of March 31, 1999, 95.4% of the Portfolio was rated investment grade or better. Roughly 55.5% of the Portfolio was rated "Aaa", the highest rating by Moody's Investors Service, Inc. ("Moody's"), or "AAA", "AA", "A" and "BBB" by Standard & Poor's Ratings Service ("Standard & Poor's"), or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality. As of March 31, 1999, the Portfolio's assets were concentrated in hospital bonds (16.3%), transportation bonds (12.0%) and pre-refunded (11.8%).

Market and Economic Overview

With respect to bonds, 1999 has certainly gotten off to a more challenging start than we had originally anticipated. The municipal bond market has been trading in a very narrow range. We expect that the U.S. economy should slow down from its growth rate in the fourth quarter of 1998, and with Federal Reserve Board ("Fed") monetary policy on hold, we could see some price appreciation over the next few months.

We are more sanguine about the U.S. Treasury market that sets the tone for all the other fixed-income markets. The levels that the U.S. Treasury market rose to in early fall were based more on emotion than market fundamentals. In our view, this was caused by hedge funds covering short positions.

We may now be returning to a more predictable environment. The early increase in rates has put the U.S. Treasury market more in sync with economic fundamentals. The U.S. economy remains strong and the Fed is on hold. This makes some sense and provides investors with a more normal positively sloped yield curve. (The yield curve shows the difference in yields between short- and long-term bonds.)

The current pattern of trading in municipal bonds should not change. In bond market rallies, municipal bonds will underperform versus U.S. Treasuries. Yet the direct opposite will hold true if we experience any upward pressures on rates. We therefore expect some upside potential from municipal bonds in the near term, but not too much. Over the longer term, we want a portfolio that possesses liquidity, less risk and offers investors some downside protection.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

New York Economic Highlights

As of early March 1999, Moody's assigned an "A2" rating to the general obligation debt of New York State. This rating reflects, in their own words, "the short-term strength of the state's credit as indicated by large surpluses, but also the longer-term risks associated with a large debt burden, chronic structural budget imbalance and a statewide economy that has underperformed the U.S. through the national economic recovery."

Moody's outlook for New York State general obligations is stable. In their view, large budget surpluses in the Empire State make their credit risks somewhat low. However, according to Moody analysts, the long-term outlook for New York State remains unclear due to projected budget caps and narrower cash margins going forward.

New York Money Market Portfolio

The New York Money Market Portfolio seeks to provide investors with income exempt from federal income tax (other than the alternative minimum tax) and New York State and City personal income taxes by investing in a portfolio of high quality, short-term New York municipal obligations selected for liquidity and stability of principal.

As of March 31, 1999, the New York Money Market Portfolio's 7-day current yield was 2.34%. The Portfolio's 7-day effective yield --which reflects compounding -- was 2.37%.

The New York Money Market Portfolio invests only in short-term securities that carry minimal credit risk. All of the Portfolio's holdings are rated within the top two short-term credit rating categories or are of comparable quality. At the close of the reporting period, the Portfolio's average-weighted maturity was approximately 37 days.

An investment in the New York Money Market Portfolio is not insured nor guaranteed by the Federal Deposit Insurance Agency or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

In closing, thank you for investing in the Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio. We encourage you to visit our Web site at www.smithbarney.com for additional updates on each Portfolio. We look forward to continuing to help you pursue your financial goals in the years to come.

Sincerely,


/s/ Heath B. McLendon                   /s/ J P Deane

Heath B. McLendon                       Joseph P. Deane
Chairman                                Vice President
                                        New York Portfolio

/s/ Joseph Benevento

Joseph Benevento
Vice President
New York Money Market Portfolio

April 30, 1999


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
  Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning      End      Income    Capital Gain    Total
Year Ended            of Year     of Year   Dividends  Distributions  Returns(1)
================================================================================
3/31/99               $13.91      $13.69      $0.70        $0.27        5.50%
--------------------------------------------------------------------------------
3/31/98                13.16       13.91       0.73         0.05       11.83
--------------------------------------------------------------------------------
3/31/97                13.19       13.16       0.74         0.00        5.48
--------------------------------------------------------------------------------
3/31/96                12.83       13.19       0.74         0.00        8.71
--------------------------------------------------------------------------------
3/31/95                12.83       12.83       0.77         0.00        6.32
--------------------------------------------------------------------------------
3/31/94                13.25       12.83       0.79         0.00        2.66
--------------------------------------------------------------------------------
3/31/93                12.33       13.25       0.81         0.00       14.48
--------------------------------------------------------------------------------
3/31/92                11.80       12.33       0.81         0.00       11.98
--------------------------------------------------------------------------------
3/31/91                11.67       11.80       0.85         0.00        8.74
--------------------------------------------------------------------------------
3/31/90                11.48       11.67       0.87         0.00        9.28
================================================================================
Total                                         $7.81        $0.32
================================================================================

--------------------------------------------------------------------------------
  Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning      End      Income    Capital Gain    Total
Year Ended            of Year     of Year   Dividends  Distributions  Returns(1)
================================================================================
3/31/99               $13.89      $13.68      $0.62        $0.27        5.02%
--------------------------------------------------------------------------------
3/31/98                13.15       13.89       0.66         0.05       11.19
--------------------------------------------------------------------------------
3/31/97                13.18       13.15       0.67         0.00        4.96
--------------------------------------------------------------------------------
3/31/96                12.84       13.18       0.68         0.00        8.05
--------------------------------------------------------------------------------
Inception* - 3/31/95   11.96       12.84       0.29         0.00        9.92+
================================================================================
Total                                         $2.92        $0.32
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
  Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning      End      Income    Capital Gain     Total
Year Ended            of Year     of Year   Dividends  Distributions  Returns(1)
================================================================================
3/31/99               $13.88      $13.67      $0.61        $0.27        4.95%
--------------------------------------------------------------------------------
3/31/98                13.14       13.88       0.65         0.05       11.13
--------------------------------------------------------------------------------
3/31/97                13.17       13.14       0.67         0.00        4.91
--------------------------------------------------------------------------------
3/31/96                12.83       13.17       0.68         0.00        8.07
--------------------------------------------------------------------------------
3/31/95                12.82       12.83       0.68         0.00        5.66
--------------------------------------------------------------------------------
3/31/94                13.24       12.82       0.70         0.00        1.96
--------------------------------------------------------------------------------
Inception* - 3/31/93   12.84       13.24       0.12         0.00        4.04+
================================================================================
Total                                         $4.11        $0.32
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
  Average Annual Total Returns
--------------------------------------------------------------------------------

                                               Without Sales Charges(1)
                                        -------------------------------------
                                        Class A       Class B      Class L(2)
================================================================================
Year Ended 3/31/99                       5.50%          5.02%         4.95%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                 7.54            N/A          6.92
--------------------------------------------------------------------------------
Ten Years Ended 3/31/99                  8.44            N/A           N/A
--------------------------------------------------------------------------------
Inception* through 3/31/99               7.51           8.92          6.52
================================================================================

                                              With Sales Charges(3)
                                        -------------------------------------
                                        Class A       Class B      Class L(2)
================================================================================
Year Ended 3/31/99                       1.28%          0.59%         2.93%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                 6.67            N/A          6.70
--------------------------------------------------------------------------------
Ten Years Ended 3/31/99                  8.00            N/A           N/A
--------------------------------------------------------------------------------
Inception* through 3/31/99               7.15           8.74          6.35
================================================================================


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
  Cumulative Total Returns
--------------------------------------------------------------------------------

                                                Without Sales Charges(1)
================================================================================
Class A (3/31/89 through 3/31/99)                       124.93%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/99)                     45.58
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/99)(2)                  48.20
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are January 16, 1987, November 11, 1994 and January 8, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
  Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                           the New York Portfolio vs.
                      Lehman Brothers Municipal Bond Index+

--------------------------------------------------------------------------------
                            March 1989 -- March 1999

                                    [GRAPHIC]

                        New York        Lehman Brothers
                        Portfolio       Municipal Bond Index

        3/89             10,000              10,000
        3/90             10,459              11,055
        3/91             11,340              12,074
        3/92             12,663              13,281
        3/93             14,460              14,943
        3/94             14,811              15,289
        3/95             15,724              16,427
        3/96             17,094              17,804
        3/97             18,031              18,773
        3/98             20,163              20,784
        3/99             20,951              22,073


+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1989, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 1999. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. This index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Schedules of Investments                                     March 31, 1999
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

                       Buffalo:
$ 2,350,000   SP-1+      BAN Series 99A 3.500% due 2/24/00        $    2,361,300
  8,000,000   SP-1+      RAN Series 98/99A 3.750% due 7/27/99          8,018,958
  3,600,000   NR++     Chautauqua County IDA (Red Wing Co.
                         Inc. Project) 3.100%(c)                       3,600,000
  4,950,000   A-1      Columbia County IDA (Rural Manufacturing
                         Project) Series A 3.000%(b)(c)                4,950,000
 10,000,000   NR+      Dansville CSD BAN Series 99 3.250%
                         due 3/16/00                                  10,013,866
  5,000,000   MIG 1*   Deer Park UFSD TAN 1998 4.000%
                         due 6/25/99                                   5,004,501
  6,600,000   A-1+     Dutchess County IDA (Marist College)
                         Series 98A 3.000%(c)                          6,600,000
  8,600,000   MIG 1*   East Meadow UFSD TAN 4.000% due 6/28/99         8,608,004
 10,000,000   NR+      Eastern Suffolk BOCES RAN 4.000%
                         due 6/23/99                                  10,005,025
                       Erie County IDA:
  3,980,000   A-1        Colad Group Inc. Project Series 96
                           3.000%(b)(c)                                3,980,000
  3,660,000   P-1*       Rosina Food Products Inc. 3.000%(b)(c)        3,660,000
  7,900,000   A-1      Franklin County Trudeau Institute
                         Series 98 2.900%(c)                           7,900,000
  2,240,000   A-1      Fulton County IDR (Fiber Conversion
                         Inc. Project) 3.000%(b)(c)                    2,240,000
 12,000,000   MIG 1*   Half Hollow Hills CSD TAN 99 4.000%
                         due 6/25/99                                  12,011,043
  1,520,000   A-1      Hudson County IDA (Emisig Manufacturing
                         Corp.) Series 98 3.000%(b)(c)                 1,520,000
                       Jefferson County IDA IDR:
    975,000   A-1        The Climax Manufacturing Co. Project
                           3.000%(b)(c)                                  975,000
  2,300,000   A-1        Fisher Guage 3.000%(b)(c)                     2,300,000
    770,000   A-1      Lewis County IDA IDR (The Climax
                         Manufacturing Co. Project) 3.000%(c)            770,000
                       Long Island Power Authority:
 35,600,000   A-1+       Series 1 2.900%(c)                           35,600,000
  9,200,000   A-1+       Series 2 2.800%(c)                            9,200,000
 25,000,000   A-1+       Series 3 1998 TECP 3.000% due 4/7/99         25,000,000
  4,300,000   A-1+       Series 3 1998 TECP 3.000% due 4/8/99          4,300,000
  9,000,000   A-1+       Series 3 1998 TECP 3.150% due 7/21/99         9,000,000
  2,000,000   A-1+       Series 4 1998 TECP 2.950% due 4/6/99          2,000,000
  3,000,000   A-1+       Series 4 1998 TECP 3.200% due 4/6/99          3,000,000
  1,700,000   A-1+       Series 6 3.000%(c)                            1,700,000
 28,295,000   A-1+       Series A PART 3.130%(c)                      28,295,000
  8,500,000   NR+      Madison County BOCES Oneida Herkimer RAN
                         4.000% due 6/25/99                            8,508,680

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

                       Monroe County:
$ 6,200,000   A-1        JADA Precision Plastic IDA Series 97
                           3.000%(b)(c)                           $    6,200,000
  4,115,000   A-1        Granite Building IDA Series 1992
                           2.900%(c)                                   4,115,000
  2,050,000   VMIG 1*    IDR Collegiate Housing Foundation
                           Series A 3.050%(c)                          2,050,000
                       Municipal Assistance Corp.:
 14,800,000   A-1+       Series F AMBAC-Insured 2.900%(c)             14,800,000
  5,000,000   NR+        Series L 5.000% due 7/1/99                    5,015,979
                       Nassau County:
 20,000,000   SP-1       BAN 3.500% due 8/17/99                       20,023,827
  9,350,000   A-1+       Hempstead IDA Nassau Energy 2.850%(b)(c)      9,350,000
 17,000,000   NR+        Hempstead UFSD TAN Series 99
                           4.000% due 6/30/99                         17,012,105
  2,400,000   A-1+       IDA Cold Spring Harbor 2.950%(c)              2,400,000
                       New York City GO:
 10,000,000   A-1+       PART AMBAC-Insured 3.000%(c)                 10,000,000
  5,500,000   A-1+       PART MBIA-Insured 3.090%(c)                   5,500,000
  4,200,000   A-1+       Series 92D FGIC-Insured 2.800%(c)             4,200,000
 22,000,000   A-1+       Series 92D FGIC-Insured 2.850%(c)            22,000,000
  4,500,000   A-1+       Series 92D FGIC-Insured 3.000%(c)             4,500,000
  7,500,000   A-1+       Series 93E-5 3.250%(c)                        7,500,000
  2,300,000   A-1+       Series 94A 3.400%(c)                          2,300,000
  1,000,000   A-1+       Series 94B-4 3.150%(c)                        1,000,000
  1,000,000   A-1+       Series 94H-3 TECP FSA-Insured
                           2.800% due 4/1/99                           1,000,000
 12,000,000   A-1+       Series 95E-5 2.850%(c)                       12,000,000
  2,200,000   A-1+       Series 95F-2 2.750%(c)                        2,200,000
  8,400,000   A-1+       Series 95F-6 2.800%(c)                        8,400,000
  5,000,000   A-1+       Series 96E PART AMBAC-Insured
                           3.150% due 9/8/99(d)                        5,000,000
 11,200,000   A-1+       Series 96J-2 TECP 2.900% due 4/1/99          11,200,000
  2,050,000   A-1+       Series A-4 3.100%(c)                          2,050,000
  3,900,000   A-1+       Series B FGIC-Insured 3.400%(c)               3,900,000
  2,344,000   A-1+       Series B-2 Sub-Series B-5 MBIA-Insured
                           3.200%(c)                                   2,344,000
  1,000,000   A-1+       Series B-3 3.400%(c)                          1,000,000
  1,200,000   A-1+       Series B-6 MBIA-Insured 3.200%(c)             1,200,000
  1,000,000   A-1+       Series C 3.400%(c)                            1,000,000
  4,000,000   A-1+       Series F-3 2.800%(c)                          4,000,000
  9,700,000   A-1+       Series F PART 3.130%(c)                       9,700,000
                         Series H Sub-Series H-3 TECP FSA-Insured:
  1,800,000   A-1+         2.800% due 4/1/99                           1,800,000
  6,800,000   A-1+         3.200% due 4/12/99                          6,800,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

$ 5,000,000   A-1+       Series H Sub-Series H-5 TECP MBIA-Insured
                           3.200% due 4/12/99                     $    5,000,000
  2,500,000   A-1+       Series H-6 TECP MBIA-Insured 3.150%
                           due 8/17/99                                 2,500,000
  5,434,000   A-1+       Sub-Series 94B-5 MBIA-Insured
                           3.200%(c)                                   5,434,000
 16,100,000   A-1+       Sub-Series 95F-4 2.950%(c)                   16,100,000
  1,000,000   A-1+       Sub-Series 96J-3 TECP 2.800% due 4/1/99       1,000,000
  5,650,000   A-1+       Sub-Series A-7 3.250%(c)                      5,650,000
  1,100,000   A-1+       Sub-Series B-2 3.400%(c)                      1,100,000
  1,000,000   A-1+       Sub-Series E-2 3.250%(c)                      1,000,000
                       New York City IDA:
 19,000,000   A-1        Air Express International Corp.
                           Project 2.950%(b)(c)                       19,000,000
  5,150,000   A-1        Columbia Grammar School Project 2.950%(c)     5,150,000
  6,400,000   A-1+       Gary Plastic Packaging Corp.
                           98 3.150%(b)(c)                             6,400,000
 12,000,000   A-1+       USA Waste Services 2.950%(b)(c)              12,000,000
                       New York City HDC Multi-Family Housing:
 10,000,000   A-1        520 W 43rd Street Partners 2.800%(b)(c)      10,000,000
 13,570,000   A-1+       Columbus Apartments Series A 2.700%(c)       13,570,000
                       New York City Health & Hospital Revenue:
  4,400,000   A-1+       Series A 2.800%(c)                            4,400,000
  2,460,000   A-1+       Series C 2.800%(c)                            2,460,000
                       New York City Metropolitan Transit Authority:
  2,000,000   A-1+       Livingston Plaza Project (Pre-Refunded--
                           Escrowed with U.S. government
                           securities to 1/1/00 Call @ 102
                           7.500% due 1/1/20)                          2,118,319
  7,370,000   A-1+       PART AMBAC-Insured 3.050%(c)                  7,370,000
 10,000,000   A-1+       Series CP1 Sub-Series 98B TECP
                           2.800% due 4/14/99                         10,000,000
 13,000,000   A-1+       Series CP1 Sub-Series A TECP
                           3.100% due 8/10/99                         13,000,000
 10,000,000   A-1+       Series CP2 Sub-Series B TECP
                           2.900% due 4/8/99                          10,000,000
  2,720,000   A-1+       Series E PART AMBAC-Insured 3.050%(c)         2,720,000
  7,000,000   A-1+       Sub-Series CP1 TECP 2.850% due 6/8/99         7,000,000
                       New York City Municipal Water & Finance
                         Authority:
  1,500,000   A-1+       FGIC-Insured Series G 3.100%(c)               1,500,000
  3,640,000   AAA        Pre-Refunded--Escrowed with U.S. government
                           security to 6/15/99 (Call @ 101.5)
                           6.750% due 6/15/14                          3,675,862
 10,000,000   A-1+       Series 98-1 TECP 3.050% due 4/26/99          10,000,000
 25,854,000   VMIG 1*    Series 98-2 PART 3.160%(c)                   25,854,000
  9,700,000   A-1+       Series 98-3 TECP 3.100% due 4/19/99           9,700,000
  5,000,000   A-1+       Series 98C PART FGIC-Insured 3.050%(c)        5,000,000
  3,000,000   A-1+       Series A FGIC-Insured 3.350%(c)               3,000,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

                       New York City Transitional Finance
                         Authority:
$20,000,000   A-1+       Series 98B PART 3.050%(c)                $   20,000,000
 25,000,000   VMIG 1*    Series A-1 2.850%(c)                         25,000,000
 25,900,000   VMIG 1*    Series A-2 2.850%(c)                         25,900,000
  4,200,000   VMIG 1*    Sub-Series A-2 2.850%(c)                      4,200,000
                       New York State Dormitory Authority:
  8,625,000   A-1+       Colgate University PART FGIC-Insured
                         3.000%(c)                                     8,625,000
                         Memorial Sloan Kettering TECP:
  5,100,000   A-1           Series 89A 2.900% due 4/9/99               5,100,000
  1,000,000   A-1           Series 89B 2.900% due 4/9/99               1,000,000
 12,525,000   A-1           Series 89C 2.950% due 4/6/99              12,525,000
  2,200,000   A-1+          Series 96 2.900% due 4/9/99                2,200,000
  2,000,000   A-1+       Series 1996 PART FGIC-Insured 3.150%(c)      2,000,000
  5,220,000   A-1+       United Health Services PART AMBAC-
                           Insured 3.050%(c)                           5,220,000
  9,500,000   A-1+       Wagner College 2.800%(c)                      9,500,000
                       New York State Electric & Gas Co.:
                         Niagara Mohawk:
  7,000,000   A-1+         PART AMBAC-Insured 3.050%(c)                7,000,000
                           PCR:
  7,800,000   A-1+           3.350%(b)(c)                              7,800,000
  8,600,000   A-1+           Series B 3.350%(b)(c)                     8,600,000
  8,200,000   P-1*         Series 85 3.200%(c)                         8,200,000
  3,200,000   P-1*         Series 87A 2.950%(c)                        3,200,000
 14,300,000   A-1+         Series A 3.300%(c)                         14,300,000
                         PCR:
 17,000,000   VMIG 1*      3.200% due 10/15/99(d)                     17,000,000
 12,000,000   A-1+         3.000% due 3/15/00(d)                      12,000,000
                         Rochester Gas & Electric MBIA-Insured:
  4,800,000   A-1+         Series 97A 2.750%(c)                        4,800,000
 18,000,000   A-1+         Series B 2.750%(c)                         18,000,000
                       New York State Energy Research & Development
                         Authority Gas Facilities:
  8,600,000   A-1+         Brooklyn Union Gas MBIA-Insured 2.950%(c)   8,600,000
  5,245,000   A-1+         Con Edison PART MBIA-Insured 3.050%(c)      5,245,000
 14,000,000   VMIG 1*  New York State Energy Series A 2.850%(b)(c)    14,000,000
                       New York State Environmental Quality
                         Series TECP:
  3,800,000   A-1+       Series 97A 2.900% due 4/6/99                  3,800,000
  2,500,000   A-1+       Series 97A 2.950% due 4/6/99                  2,500,000
 12,800,000   A-1+       Series 97A 2.750% due 4/8/99                 12,800,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

                       New York State Housing Finance Authority:
$24,500,000   A-1+       250 West 50th Street Series A
                           2.850%(b)(c)                           $   24,500,000
 11,000,000   VMIG 1*    E84 Street Series A 2.800%(b)(c)             11,000,000
 12,000,000   A-1+       Liberty View Apartment Series 97A
                           2.700%(b)(c)                               12,000,000
  6,500,000   A-1+       Normandie Court Project Series 91A
                           2.800%(c)                                   6,500,000
 20,000,000   VMIG 1*    Saxony Housing Series 97A 2.800%(b)(c)       20,000,000
                       New York State Local Government
                         Assistance Corp.:
 10,000,000   A-1+       Series 93A 2.800%(c)                         10,000,000
 22,900,000   A-1+       Series 95B 2.750%(c)                         22,900,000
  9,500,000   A-1+       Series 95C 2.750%(c)                          9,500,000
  8,520,000   A-1+       Series 95C 2.850%(c)                          8,520,000
  2,000,000   A-1+       Series 95E 2.800%(c)                          2,000,000
                       New York State Medical Care Facility
                         Finance Agency:
  6,300,000   VMIG 1*    Lenox Hill Hospital 2.950%(c)                 6,300,000
 12,125,000   VMIG 1*    St. Lukes PART FHA-Insured 3.050%(c)         12,125,000
                       New York State Mortgage Agency Revenue PART:
  2,220,000   VMIG 1*    3.100%(b)(c)                                  2,220,000
 13,995,000   VMIG 1*    3.300% due 8/21/99(b)(d)                     13,995,000
 12,915,000   VMIG 1*    Series 38 3.100%(b)(c)                       12,915,000
  2,595,000   VMIG 1*    Series KK CAPMAC-Insured
                           3.397% due 4/8/99(b)(d)                     2,595,000
 23,600,000   A-1      New York State Power Authority TECP Series 2
                         2.950% due 5/10/99                           23,600,000
 23,095,000   A-1+     New York State Thruway PART Series 1997
                         3.000%(c)                                    23,095,000
 14,595,000   A-1      New York State UDC 93A Refund PART
                         FSA-Insured 3.350% due 4/1/99(d)             14,595,000
                       Niagara County IDA (American Re-Fuel Co.):
  8,000,000   A-1+       Series 96D 2.850%(b)(c)                       8,000,000
 12,800,000   A-1+       Series 97B 3.050%(b)(c)                      12,800,000
  3,760,000   NR+      North Tonawanda BAN 4.000% due 6/24/99         3,762,751
  3,000,000   A-1      Oneida County IDR (Harden Furniture)
                         Series 98 3.000%(b)(c)                        3,000,000
                       Onondaga County IDA Southern Container:
  4,500,000   NR++       Series A 2.950%(b)(c)                         4,500,000
  1,500,000   NR++       Series B 2.950%(b)(c)                         1,500,000
 10,000,000   MIG 1*   Patchogue-Medford UFSD TAN Series 98-99
                         4.000% due 6/29/99                           10,009,453
                       Port Authority of NY/NJ:
  7,745,000   A-1+       PART 3.700% due 6/10/99(d)                    7,745,000
  1,000,000   A-1+       Series 96-5 3.200%(c)                         1,000,000
  3,500,000   NR+        Series 98-1 3.150%(b)(c)                      3,500,000
  3,500,000   NR+        Series 98-2 3.050%(c)                         3,500,000
 22,000,000   SP-1+    Puerto Rico TRAN Series 99A
                         3.500% due 7/30/99                           22,046,393

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

$   990,000   NR++     Rensselaer County IDA (Millers
                         Supermarket Inc. Project)
                         3.500% due 3/1/00(b)(d)                  $      990,000
  6,215,000   NR++     Rochester Series A AMBAC-Insured
                         4.625% due 8/15/99                            6,237,518
  1,000,000   A-1      Rotterdam IDA IDR Rotterdam Park 2.900%(c)      1,000,000
                       Schenectady County IDA IDR:
  6,325,000   A-1        Feuz Holding Co. Series 98A 3.000%(b)(c)      6,325,000
  1,800,000   A-1        Scotia Industrial Park Project
                           Series 98A 2.900%(c)                        1,800,000
  6,900,000   A-1      Seneca County IDA (Chiropractic College)
                         2.900%(c)                                     6,900,000
  3,800,000   A-1      St. Lawrence County IDA United Helpers
                         Living 3.000%(c)                              3,800,000
                       Suffolk County:
  3,000,000   MIG 1*     Brentwood UFSD TAN 4.000% due 6/30/99         3,002,678
  5,600,000   A-1+       IDR (JBC Realty/Wibar International)
                           3.000%(b)(c)                                5,600,000
 25,000,000   SP-1+      Series RA 1 TRAN 3.500% due 8/12/99          25,060,124
 20,000,000   SP-1+      TAN 1998 Series 2 4.000% due 9/9/99          20,055,431
                       Triborough Bridge & Tunnel Authority PART:
  5,049,000   VMIG 1*    FGIC-Insured 3.150%(c)                        5,049,000
 22,905,000   A-1        MBIA-Insured 3.100% due 5/18/99(d)           22,905,000
  2,650,000   A-1+     United Nations Development Corp.
                         PART 3.100%(c)                                2,650,000
                       Westchester County:
  5,000,000   NR+        BOCES RAN Series 1999 3.250% due 7/9/99       5,002,672
  5,000,000   A-1+       IDA (Boys and Girls Club Project) 2.850%(c)   5,000,000
  5,595,000   NR+        Series A 4.000% due 11/15/99                  5,636,733
  2,210,000   NR+        Series B 4.000% due 11/15/99                  2,226,484
--------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $1,372,463,706**)                 $1,372,463,706
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(d)   Variable rate obligation payable at par on
      demand on the date indicated.
++ Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
+ Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined that the security presents minimal credit risk.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 26 through 28 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

Education -- 9.8%
$   710,000   A-       Hempstead Town, IDA, Civic Facilities
                         Revenue, Adelphi University,
                         5.250% due 2/1/14                          $    728,638
                       New York State Dormitory Authority
                         Revenue Bonds:
                         City University Systems:
                           Series A, FGIC-Insured:
  5,000,000   AAA            5.000% due 7/1/16                         5,025,000
  5,825,000   AAA            5.625% due 7/1/16                         6,407,500
  7,000,000   AAA          Series B, FSA-Insured, 6.000% due 7/1/14    8,067,500
  2,500,000   BBB+         Series C, 7.500% due 7/1/10(b)              2,978,125
  2,000,000   AAA        Columbia University, 5.000% due 7/1/18        2,007,500
                         Cornell University, Series A:
  2,000,000   AA           7.375% due 7/1/20                           2,127,500
  1,000,000   AA           7.375% due 7/1/30                           1,063,750
    200,000   Baa1*      Department of Health, State of
                           New York Issue, 7.250% due 7/1/02             212,000
  1,150,000   AAA        Hamilton College, MBIA-Insured,
                           5.125% due 7/1/15                           1,174,438
  2,700,000   AA         Manhattan College, Asset Guaranty,
                           6.500% due 7/1/19                           2,929,500
                         New York Medical College:
  1,050,000   AAA          7.250% due 10/1/03                          1,061,812
    220,000   AA           Asset Guaranty, 6.700% due 7/1/01             234,575
                         School Program:
  1,000,000   BBB+         5.000% due 7/1/18                             973,750
  1,500,000   AAA          Issue 2, Series F, AMBAC-Insured,
                             5.250% due 7/1/18                         1,533,750
  1,000,000   AAA        Special Activity School District Program,
                           FSA-Insured, 5.250% due 7/1/13              1,051,250
  3,400,000   AAA        St. Johns University, MBIA-Insured,
                           5.250% due 7/1/18                           3,468,000
  4,475,000   Aaa*       State University Athletic Facility,
                           MBIA-Insured, 4.500% due 7/1/21             4,139,375
                         State University Educational Facility:
 12,110,000   AAA        Series A, FSA-Insured, 5.875% due 5/15/17    13,608,613
                             Series B:
  1,000,000   A-             7.500% due 5/15/11                        1,233,750
  5,000,000   AAA            FGIC-Insured, 5.250% due 5/15/19          5,237,500
  7,370,000   A+       University of Rochester, Series A,
                         6.500% due 7/1/19                             8,143,850
    285,000   BBB+     Upstate Community College, Series B,
                         7.100% due 7/1/01                               305,306
--------------------------------------------------------------------------------
                                                                      73,712,982
--------------------------------------------------------------------------------
Escrowed To Maturity(c) -- 0.8%
  1,495,000   AAA      Commonwealth of Puerto Rico, Aquaduct
                         & Sewer Authority Revenue Bonds,
                         10.250% due 7/1/09                            2,010,775
  3,150,000   AAA      New York City GO, AMBAC-Insured, Series I,
                         7.250% due 8/15/14                            3,231,711

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

Escrowed To Maturity(c) -- 0.8% (continued)
$   790,000   AAA      New York State Power Authority Revenue
                         & General Purpose, 9.500% due 1/1/01       $    834,437
--------------------------------------------------------------------------------
                                                                       6,076,923
--------------------------------------------------------------------------------
Finance -- 6.3%
                       New York City Transitional Finance
                         Authority Revenue, Future Tax:
  4,000,000   AAA          Series A, FGIC-Insured, 5.000%
                           due 11/15/15                                4,040,000
                           Series B:
  6,000,000   AA             4.750% due 11/1/23                        5,685,000
 10,000,000   AA             4.500% due 11/15/27                       9,050,000
 15,000,000   AA           Series C, 4.750% due 5/1/23                14,212,500
                       New York State Local Government
                         Assistance Corp.:
  5,000,000   AAA        Series B, MBIA-Insured, 4.875% due 4/1/20     4,862,500
  6,450,000   AAA        Series C, FGIC-Insured, 5.500% due 4/1/17     6,881,634
                       New York State Municipal Bond Bank Agency,
                         Special Revenue Program:
  1,000,000   BBB+         City of Buffalo, 6.875% due 3/15/06         1,075,000
  1,500,000   AAA          City of Rochester, 6.750% due 3/15/11       1,636,875
--------------------------------------------------------------------------------
                                                                      47,443,509
--------------------------------------------------------------------------------
General Obligation -- 6.4%
                       Buffalo, School District, Series B:
  1,380,000   AAA        4.750% due 2/1/17                             1,345,500
                         FSA-Insured:
  1,540,000   AAA          4.750% due 2/1/16                           1,511,125
    500,000   AAA          4.750% due 2/1/18                             484,375
    575,000   AAA          4.750% due 2/1/19                             554,875
                       Green Island:
    100,000   Baa3*      9.375% due 11/1/01                              111,875
    125,000   Baa3*      9.375% due 11/1/02                              144,531
                       New York City Refunding Bonds:
     85,000   A-         Series A, 7.750% due 8/15/16                     93,075
                         Series C:
  5,000,000   A-           6.660% due 8/1/09                           5,275,000
  5,875,000   A-           5.000% due 8/15/14                          5,882,344
                         Series F:
  1,000,000   A-           5.125% due 8/1/13                           1,016,250
  5,000,000   A-           5.250% due 8/1/16                           5,056,250
                         Series H:
    220,000   A-           7.000% due 2/1/21                             238,700
 10,000,000   A-           6.125% due 8/1/25                          10,950,000
    115,000   AAA        Series I, 7.250% due 8/15/14                    118,097

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

General Obligation -- 6.4% (continued)
                       New York State:
$ 1,000,000   A          12.000% due 11/15/03(b)                    $  1,337,500
  2,750,000   A          9.875% due 11/15/05(b)                        3,647,187
  1,500,000   Aaa*     North Hempstead, Series B, FGIC-Insured,
                         4.750% due 3/1/18                             1,453,125
  3,210,000   Aa2*     Orange County, 5.000% due 7/15/21               3,205,988
  6,000,000   AAA      Puerto Rico Commonwealth, Public
                         Improvement, AMBAC-Insured,
                         4.500% due 7/1/23                             5,572,500
--------------------------------------------------------------------------------
                                                                      47,998,297
--------------------------------------------------------------------------------
Government Facilities -- 4.7%
                       New York State Dormitory Authority
                         Lease Revenue, Capital Appreciation,
                         Court Facilities, AMBAC-Insured:
  2,735,000   Aa1*          Westchester County, 5.250% due 8/1/17      2,799,955
  3,655,000   Aa1*          Zero coupon due 8/1/19                     1,311,231
  5,895,000   Aa1*          Zero coupon due 8/1/20                     2,004,300
  1,725,000   Aa1*          Zero coupon due 8/1/21                       556,312
  1,600,000   Aa1*          Zero coupon due 8/1/22                       488,000
                       New York State Urban Development Corp. Revenue:
  7,200,000   AAA        Community Enhancement Facilities,
                           AMBAC-Insured, 5.125% due 4/1/16            7,317,000
                         Correctional Facilities Service Contract:
                           FSA-Insured:
  7,500,000   AAA            5.000% due 1/1/19                         7,453,125
  5,000,000   AAA            5.000% due 1/1/20                         4,962,500
  6,000,000   AAA          Series B, AMBAC-Insured,
                             4.750% due 1/1/28                         5,685,000
  3,000,000   BBB+       State Facilities, 5.700% due 4/1/20           3,240,000
--------------------------------------------------------------------------------
                                                                      35,817,423
--------------------------------------------------------------------------------
Hospitals -- 16.3%
    380,000   B2*      Monroe County IDA Revenue, Civic Facilities,
                         Genesee Hospital, Series A,
                         6.500% due 11/1/99                              383,568
  3,000,000   AAA      New York City Health & Hospital Corporate
                         Revenue, Health System, Series A,
                         5.000% due 2/15/20                            2,958,750
                       New York State Dormitory Authority Lease
                         Revenue, Municipal Health Facilities
                         Improvement Program, Series 1:
 18,000,000   AAA          4.750% due 1/15/29                         16,897,500
  4,685,000   AAA          FSA-Insured, 5.000% due 1/15/17             4,661,575
                       New York State Dormitory Authority Revenue:
  5,350,000   Aa3*       Lutheran Center at Poughkeepsie,
                           LOC Key Bank, 6.050% due 7/1/26             5,684,375
  5,000,000   AAA        Memorial Sloan Kettering Cancer Center,
                           Series C, MBIA-Insured, 5.500% due 7/1/23   5,368,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

Hospitals -- 16.3% (continued)
                         Mental Health Services Facilities:
                           Series B:
$ 2,500,000   A-             5.000% due 2/15/18                     $  2,443,750
  7,000,000   A-             5.625% due 2/15/21                        7,393,750
 11,505,000   AAA          Series D, MBIA-Insured, 5.000%
                             due 8/15/17                              11,447,475
  5,035,000   AAA          Series F, AMBAC-Insured, 4.500%
                             due 8/15/28                               4,575,556
 15,000,000   AAA        New York & Presbyterian Hospital,
                           FHA-Insured, 4.750% due 8/1/16             14,662,500
  3,000,000   AA         St. Luke's Home, Residential Health,
                           FHA-Insured, 6.375% due 8/1/35              3,247,500
  2,450,000   AAA        St. Vincent's Hospital & Medical Center,
                           FHA-Insured, 7.400% due 8/1/30              2,649,062
                       New York State Medical Care Facility Finance
                         Agency Revenue:
  2,080,000   A-           8.875% due 8/15/07                          2,126,384
    550,000   A-           7.700% due 2/15/18                            562,507
                           Hospital & Nursing Home Insured Mortgage,
                             FHA-Insured:
                               Series A:
     45,000   AA                 6.100% due 2/15/02                       47,869
  4,855,000   AA                 6.200% due 2/15/21                    5,188,781
  4,035,000   AA                 7.450% due 8/15/31                    4,377,975
    990,000   AA               Series B, 7.000% due 8/15/32            1,106,325
  2,385,000   AA               Series C, 6.650% due 8/15/32            2,575,800
                           Series A:
  2,500,000   BB             Central Suffolk Hospital Mortgage
                               Project, 6.125% due 11/1/16             2,512,500
    955,000   Aa2*           Health Center Projects, Secured
                               Mortgage Program, 6.375% due 11/15/19   1,055,275
  6,800,000   AA             Methodist Hospital, FHA-Insured,
                               6.700% due 8/15/23                      7,539,500
  4,000,000   AA             Mortgage Project, FHA-Insured,
                               6.375% due 8/15/24                      4,535,000
                           Series B:
  1,860,000   AAA            Long Term Healthcare, FSA-Insured,
                               6.450% due 11/1/14                      2,027,400
  3,500,000   AA             Mortgage Project, FHA-Insured,
                               6.100% due 2/15/15                      3,753,750
                           Series F, Mental Health Services Facilities
                             Improvement:
    710,000   A-               6.500% due 8/15/12                        772,125
    730,000   A-               6.500% due 2/15/19                        788,400

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

Hospitals -- 16.3% (continued)
$ 1,000,000   AAA      Otsego County Industrial Development Agency,
                         Civic Facilities Revenue, Aurelia Osborn Fox
                         Memorial Hospital, Series A, FSA-Insured,
                         4.500% due 10/1/19                         $    923,750
   700,000   A         Valley Health Development Corp., Mortgage
                         Revenue Bonds, Mortgage Loan, FHA-Insured,
                         11.300% due 2/1/23                              824,250
--------------------------------------------------------------------------------
                                                                     123,091,702
--------------------------------------------------------------------------------
Housing: Multi-Family -- 5.5%
  6,470,000   BBB      Commonwealth of Puerto Rico, Urban
                         Renewal & Housing Corp. Revenue Bonds,
                         7.875% due 10/1/04                            6,718,577
                       New York City Housing Development Corp.:
  1,526,160   NR         Cadman Project, 6.500% due 11/15/18           1,583,391
    968,294   NR         Heywood Towers Project, 6.500% due 10/15/17   1,009,446
  1,231,949   NR         Kelly Project, 6.500% due 2/15/18             1,282,767
  1,028,481   AAA        Pass Through Certificates, AMBAC-Insured,
                           6.500% due 12/20/01                         1,081,191
  1,587,931   NR         Riverside Project, 6.500% due 11/15/18        1,670,249
                         Series A, FHA-Insured:
  4,000,000   AAA          6.600% due 4/1/30                           4,255,000
  5,000,000   AAA          Multi-Unit Mortgage Refunding, 7.350%
                             due 6/1/19                                5,306,250
                       New York State Housing Finance Agency Revenue,
                         FHA-Insured:
  2,000,000   Aa1*         Secured Mortgage, Series A, 6.200%
                             due 8/15/15(d)                            2,142,500
  1,500,000   AAA          Series C, 6.500% due 8/15/24                1,593,750
  3,430,000   AAA        Housing Project Mortgage, Series A,
                           FSA-Insured, 6.125% due 11/1/20             3,661,525
                         Secured Mortgage Project, SONYMA-Insured:
                           Series A:
    500,000   Aa1*           7.000% due 8/15/12(d)                       537,500
    500,000   Aa1*           7.050% due 8/15/24(d)                       533,750
  6,870,000   Aa1*         Series B, 6.250% due 8/15/29(d)             7,333,725
  1,750,000   Aa1*         Series C, 6.600% due 8/15/27                1,879,062
    970,000   A1*      Rensselaer Housing Authority, Multi-Family
                         Mortgage Revenue, Rensselaer Elderly
                         Apartments, Series A, 7.750% due 1/1/11       1,068,213
--------------------------------------------------------------------------------
                                                                      41,656,896
--------------------------------------------------------------------------------
Housing: Single-Family -- 5.3%
                       New York State Mortgage Agency Revenue:
                         Homeowner Mortgage:
 2,625,000   Aa2*          Series 37-A, 6.375% due 10/1/14             2,795,625
 4,000,000   Aa2*          Series 42, FHA-Insured, 6.650%
                             due 4/1/26(d)                             4,265,000
 9,630,000   Aa2*          Series 46, 6.650% due 10/1/25(d)           10,255,950

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

Housing: Single-Family -- 5.3% (continued)
$ 4,400,000   Aa2*         Series 65, 5.850% due 10/1/28(d)         $  4,537,500
  5,000,000   Aa2*         Series 67, 5.800% due 10/1/28(d)            5,143,750
  6,500,000   Aa2*         Series 71, 5.350% due 10/1/18               6,540,625
  5,000,000   Aa2*         Series 80, 5.100% due 10/1/17               5,025,000
  1,000,000   Aaa*       Series 41-A, 6.450% due 10/1/14               1,066,250
--------------------------------------------------------------------------------
                                                                      39,629,700
--------------------------------------------------------------------------------
Industrial Development -- 8.7%
  3,470,000   Aaa*     Allegany County IDA, Civic Facilities
                         Revenue, (Alfred University Civic
                         Facilities), MBIA-Insured, 5.000%
                         due 8/1/18                                    3,430,963
  2,250,000   A3*      Essex County IDA Revenue, Solid Waste,
                         (International Paper Co. Project),
                         Series A, 6.150% due 4/1/21(d)                2,401,875
    500,000   A+       Monroe County IDA, Public Improvement,
                         Canal Ponds Park, Series A, 7.000%
                         due 6/15/13                                     546,875
  8,000,000   AAA      Nassau County IDA, Civic Facilities
                         Revenue, (Hofstra University Project),
                         4.750% due 7/1/28                             7,580,000
                       New York City IDA:
                         Civic Facilities Revenue:
  3,695,000   AAA          Horace Mann School Project, MBIA-Insured,
                             5.000% due 7/1/18                         3,676,525
                           Lighthouse International Project,
                             MBIA-Insured:
  1,710,000   AAA            4.500% due 7/1/23                         1,571,063
  4,000,000   AAA            4.500% due 7/1/33                         3,615,000
                           The Lighthouse Project:
  1,000,000   Aa2*           6.375% due 7/1/10                         1,097,500
  2,250,000   Aa2*           6.500% due 7/1/22                         2,472,187
    915,000   Aa2*       Prime Laboratories Inc., Series C,
                           7.700% Mandatory Tender 11/1/00               918,477
  8,000,000   AAA      Onondaga County IDA, Sewer Facilities
                         Revenue, (Bristol-Meyers Squibb Co.
                         Project), 5.750% due 3/1/24(d)                8,750,000
  1,600,000   AA       Oswego County IDA, (Seneca Hill Project),
                         Series A, FHA-Insured, 5.650% due 8/1/37      1,638,000
                       Port Authority of New York & New Jersey:
  8,000,000   BBB-       Delta Airlines Inc. Project, Series 1R,
                           6.950% due 6/1/08                           8,670,000
1 2,000,000   NR         Special Project, 5th Installment,
                           6.750% due 10/1/19(d)                      13,275,000
  1,410,000   A+       Rensselaer County IDA, Albany International
                         Corp., 7.550% due 6/1/07(b)(d)                1,651,463
  1,000,000   AAA      St. Lawrence County IDA, Civic Facilities
                         Revenue, (St. Lawrence University Project),
                         Series A, MBIA-Insured, 5.375% due 7/1/18     1,032,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

Industrial Development -- 8.7% (continued)
$ 1,250,000   AAA      Syracuse GO, IDA, James Square Association,
                         FHA-Insured, 7.000% due 8/1/25(b)          $  1,334,375
  2,090,000   B2*      Warren & Washington Counties IDA, Resource
                         Recovery Revenue Bonds, Series A,
                         7.900% due 12/15/07                           2,156,044
--------------------------------------------------------------------------------
                                                                      65,817,847
--------------------------------------------------------------------------------
Life Care Systems -- 4.7%
  7,450,000   AAA      Castle Residential Health Care Facility
                         Mortgage Revenue, FHA-Insured,
                         5.750% due 8/1/37                             7,692,125
                       New York State Dormitory Authority
                         Revenue Bonds:
  3,520,000   Aa3*       Carmel Richmond Nursing Home, 5.000%
                           due 7/1/15                                  3,498,000
  1,100,000   Aa3*       Chapel Oaks Inc., 5.375% due 7/1/17           1,108,250
                         FHA-Insured:
  1,230,000   AAA          Crouse Community Center, 7.500%
                             due 8/1/29                                1,284,907
                           Genessee Valley:
  1,000,000   AA             Series A, 6.900% due 2/1/32               1,073,750
    685,000   AA             Series B, 6.850% due 8/1/16                 737,231
  3,815,000   AA           Hebrew Nursing Home, 6.125% due 2/1/37      4,058,206
  1,295,000   AAA          Heritage House Nursing Center, 7.000%
                              due 8/1/31                               1,385,650
  2,450,000   AA-          Iroquois Nursing Home, 7.050% due 2/1/31    2,600,063
  2,100,000   AAA          Jewish Geriatric Center, 7.150% due 8/1/14  2,380,875
  1,500,000   AAA          Menorah Campus, Nursing Home,
                             6.100% due 2/1/37                         1,627,500
  1,600,000   AA           Niagara Frontier Home, Mortgage Revenue,
                             6.200% due 2/1/15                         1,740,000
  3,350,000   AA           Wesley Garden Nursing Home, 6.125%
                             due 8/1/35                                3,571,937
  2,160,000   A        Oneida Health Care Corp. Mortgage Revenue,
                         Series A, FHA-Insured, 7.200% due 8/1/31      2,284,200
    750,000   A        Onondaga County Industrial Development Agency,
                         Civic Facilities Revenue, (Syracuse Home
                         Assistance Project), 5.200% due 12/1/18         733,125
--------------------------------------------------------------------------------
                                                                      35,775,819
--------------------------------------------------------------------------------
Pollution Control Revenue -- 2.2%
  4,500,000   AAA      Dutchess County Resource Recovery Agency Revenue
                         Bonds, Solid Waste Management, Series A,
                         FGIC-Insured, 7.500% due 1/1/09               4,727,250
                       New York State Energy, Research & Development
                         Authority:
  1,100,000   AAA          Central Hudson Gas & Electric, MBIA-
                             Insured, Series B, 7.375%
                             due 10/1/14(b)                            1,152,855
  3,000,000   A-       LILCO Project, Series A, 5.150% due 3/1/16      3,007,500
                       New York State Environmental Facilities Corp.:
  1,595,000   Baa1*      Huntington Project, 7.375% due 10/1/99(d)     1,621,030

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

Pollution Control Revenue -- 2.2% (continued)
                         State Water Revolving Fund, Series A:
$   805,000   Aaa*         7.250% due 6/15/10                       $    876,444
  1,950,000   Aa1*         7.500% due 6/15/12                          2,074,313
  1,000,000   AAA      North Country Development Authority, Solid
                         Waste Management System Revenue Refunding,
                         FSA-Insured, 6.000% due 5/15/15               1,137,500
  1,710,000   Aa3*     Puerto Rico Industrial, Medical & Environmental
                         Facilities Finance Authority Revenue,
                         Series A, American Airlines Inc.,
                         6.450% due 12/1/25                            1,861,763
--------------------------------------------------------------------------------
                                                                      16,458,655
--------------------------------------------------------------------------------
Pre-Refunded(e) -- 11.8%
     35,000   NR       Battery Park City Authority Housing Revenue,
                         FHA-Insured, (Call 6/1/05 @ 100),
                         8.625% due 6/1/23                                43,575
  1,000,000   AAA      Buffalo Municipal Water Finance Authority,
                         Water Systems Revenue, FGIC-Insured,
                         (Call 7/1/06 @ 102), 6.100% due 7/1/26        1,140,000
  2,150,000   AAA      Monroe County Water Authority Revenue,
                         AMBAC-Insured, (Call 8/1/04 @ 101),
                         7.000% due 8/1/19                             2,480,563
                       New York City GO:
  4,000,000   AAA        Series B1, MBIA-Insured, (Call 8/15/04 @ 101),
                           6.950% due 8/15/12                          4,610,000
  2,155,000   A-         Series H, (Call 2/1/02 @ 101.5), 7.000%
                           due 2/1/2                                  12,370,500
  3,270,000   AAA      New York City Municipal Water Finance
                         Authority, Water & Sewer System Revenue,
                         Series A, FSA-Insured, (Call 6/15/01 @ 101),
                         7.000% due 6/15/15                            3,502,988
                       New York State Dormitory Authority Revenue:
  5,000,000   Baa1*      Department of Education, State of New York
                           Issue, (Call 7/1/01 @ 102), 7.750%
                           due 7/1/21(b)                               5,531,250
    990,000   NR         United Health Services Inc., FHA-Insured
                           Mortgage, (Call 2/1/00 @ 102), 7.350%
                           due 8/1/29                                  1,042,609
                       New York State Energy, Research & Development
                         Authority, Electric Facilities Revenue:
  2,935,000   A-           Series A, (Call 6/15/02 @ 102),
                             7.150% due 12/1/20(d)                     3,261,519
  2,190,000   A-           Series B, (Call 6/15/02 @ 102),
                             7.150% due 12/1/22(d)                     2,439,113
                       New York State Medical Care Facilities
                         Finance Agency Revenue:
  1,320,000   Aaa*         Call 2/15/00 @ 102, 7.750% due 2/15/20      1,396,639
                           Hospital & Nursing Home, FHA-Insured:
  6,950,000   AA             Series A, (Call 2/15/04 @ 102),
                               6.200% due 2/15/21                      7,775,312

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

Pre-Refunded(e) -- 11.8% (continued)
$   115,000   AA             Series C, (Call 8/15/02 @ 102),
                               6.650% due 8/15/32                   $    127,219
                           MBIA-Insured:
   830,000   AAA             Call 2/15/00 @ 102, 7.750% due 2/15/20      878,190
   135,000   AAA             Partially Pre-Refunded, (Call
                               2/15/00 @ 102), 7.750% due 2/15/20        141,842
                           Mental Health Improvement, Series F,
                             (Call 8/15/02 @ 102):
  4,010,000   A-               6.500% due 8/15/12                      4,421,025
  3,885,000   A-               6.500% due 2/15/19                      4,283,212
    515,000   A-           Partially Pre-Refunded, (Call
                             2/15/00 @ 102), 7.750% due 2/15/20          540,153
                           Series A:
  3,000,000   AAA            Beth Israel Medical Center, MBIA-Insured,
                               (Call 11/1/00 @ 102), 7.500%
                               due 11/1/10                             3,247,500
  4,000,000   AAA            Brookdale Hospital Medical Center,
                               (Call 2/15/05 @ 102), 6.800%
                               due 8/15/12                             4,635,000
  4,700,000   AAA            New York Downtown Hospital,
                               (Call 2/15/05 @ 102), 6.800%
                               due 2/15/20                             5,446,125
                             New York Hospital, Series A, FHA-Insured,
                               (Call 2/15/05 @ 102):
  8,500,000   AAA                6.800% due 8/15/24(b)                 9,849,375
  7,600,000   AAA                6.500% due 8/15/29                    8,692,500
  2,500,000   AAA                6.900% due 8/15/34(b)                 2,909,375
  5,000,000   AAA            Secured Hospital Revenue Bonds 1991,
                               (Call 8/15/01 @ 102), 7.400%
                               due 8/15/21                             5,525,000
  1,700,000   AAA            St. Luke's Hospital, Series B,
                               FHA-Insured, (Call 2/15/00 @ 102),
                               7.450% due 2/15/29                      1,794,435
  1,000,000   A1*      Orangetown Housing Authority, Housing Facility
                         Revenue, Orangetown Senior Housing Center,
                         (Call 10/1/00 @ 102), 7.600% due 4/1/30       1,080,000
--------------------------------------------------------------------------------
                                                                      89,165,019
--------------------------------------------------------------------------------
Public Facilities -- 1.1%
  1,000,000   A        Albany Parking Authority Revenue Refunding,
                         (Green & Hudson Street Garage Project),
                         Series A, 7.150% due 9/15/16                  1,061,250
    915,000   BBB+     New York State COP, (Hanson Redevelopment
                         Project), 8.375% due 5/1/08                   1,102,575
                       Triborough Bridge & Tunnel Authority:
  1,500,000   BBB+       Convention Center Project, Series E,
                           7.250% due 1/1/10(b)                        1,745,625
  5,000,000   AAA        Special Obligation, Series A, MBIA-Insured,
                           4.750% due 1/1/24                           4,762,500
--------------------------------------------------------------------------------
                                                                       8,671,950
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

Short-Term(f) -- 0.1%
$   400,000   VMIG 1*  New York GO, Subseries A-4, 3.100%
                         due 8/1/22                                 $    400,000
--------------------------------------------------------------------------------
Transportation -- 12.0%
                       Metropolitan Transportation Authority,
                         Transit Facilities Revenue:
 10,000,000   AAA          Series A, MBIA-Insured, 5.625% due 7/1/25  10,500,000
 10,000,000   AAA          Series B, 4.750% due 7/1/26                 9,475,000
                           Series C, FSA-Insured:
  5,000,000   AAA            5.125% due 7/1/14                         5,175,000
  2,000,000   AAA            4.750% due 7/1/16                         1,955,000
  5,000,000   BBB+         Series N, 7.125% due 7/1/09(g)              5,537,500
  2,250,000   AAA      Monroe County Airport Authority, Airport
                         Revenue, Greater Rochester International,
                         MBIA-Insured, 7.250% due 1/1/19(d)            2,345,873
  4,230,000   AAA      New York State Highway Authority, Emergency
                         Services, Construction & Reconstruction,
                         Series A, FSA-Insured, 6.600% due 3/1/01      4,462,650
                       New York State Thruway Authority, Local
                         Highway & Bridge Authority, FGIC-Insured:
  9,010,000   AAA          Series A, 5.000% due 4/1/19                 8,953,687
  5,000,000   AAA          Series B, 5.250% due 4/1/14                 5,206,250
  3,000,000   AAA          Series C, 5.250% due 4/1/15                 3,105,000
  1,000,000   AAA      Niagara Falls Bridge Authority, Toll Revenue,
                         Series B, FGIC-Insured, 5.250% due 10/1/15    1,060,000
  2,840,000   AAA      Niagara Frontier Authority Airport Revenue,
                         Buffalo Niagara International Airport,
                         FGIC-Insured, 5.000% due 4/1/13(d)            2,864,850
  1,500,000   AAA      Port Authority, New York & New Jersey, Second
                         Installment, Series 117, FGIC-Insured,
                         5.125% due 11/15/15(d)                        1,520,625
                       Puerto Rico Commonwealth Highway &
                         Transportation Authority Revenue Refunding,
                         Series Y:
 10,000,000   A            5.000% due 7/1/36                           9,887,500
 17,000,000   A            5.500% due 7/1/36                          18,211,250
--------------------------------------------------------------------------------
                                                                      90,260,185
--------------------------------------------------------------------------------
Utilities -- 3.3%
                       Long Island Power Authority:
  6,775,000   AAA        Electric Systems Revenue, MBIA-Insured,
                           5.000% due 4/1/14                           6,885,094
  4,000,000   AAA        Series A, FSA-Insured, 5.000% due 12/1/15     4,035,000
                       New York State Energy, Research & Development
                         Authority, Electric Facilities Revenue:
  1,065,000   Aaa*         Series A, 7.150% due 12/1/20(d)             1,176,825
    810,000   A2*          Series B, 7.150% due 2/1/22(d)                895,050

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Schedules of Investments (continued)                           March 31, 1999
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

 FACE
AMOUNT       RATING(a)                 SECURITY                         VALUE
================================================================================

Utilities -- 3.3% (continued)
                       New York State Energy, Research & Development
                         Authority, Facilities Revenue Bonds:
 $3,000,000   A1*          Brooklyn Union Gas Co. Project, Regular
                             RIBS, Series B, 10.284%
                             due 7/15/26(d)(h)                      $  3,918,750
  5,750,000   A+           Consolidated Edison Co. Inc. Project,
                             Series A, 7.125% due 12/1/29(b)(d)        6,519,062
  1,500,000   Baa2*        Corning National Gas Corp., Series A,
                             8.250% due 12/1/18(d)                     1,554,195
--------------------------------------------------------------------------------
                                                                      24,983,976
--------------------------------------------------------------------------------
Water & Sewer -- 1.0%
                       New York State Environmental Facilities Corp.,
                         Clean Water & Drinking Revolving Funds:
  6,520,000   Aa1*         Series C, 5.000% due 6/15/16                6,552,600
  1,000,000   Aa1*         Series F, 5.250% due 6/15/14                1,035,000
--------------------------------------------------------------------------------
                                                                       7,587,600
--------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $710,151,953**)                     $754,548,483
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b)   Security segregated by Custodian for open purchase commitments.
(c) Bond is escrowed to maturity by U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e) Bond is escrowed by U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f) Variable rate municipal bonds and notes are payable upon not more than seven business days' notice.
(g)   Security is segregated by custodian for futures contracts.
(h) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 26 through 28 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
  Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB    --Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
NR    --Indicates the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1  --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1   --Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1   --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
MIG1  --Moody's highest rating for short-term municipal obligations.
MIG 2 --Moody's second highest rating for short-term municipal obligations.

--------------------------------------------------------------------------------
  Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG  --Association of Bay Area Governments
AIG   --American International Guaranty
AMBAC --AMBAC Indemnity Corporation
BAN   --Bond Anticipation Notes
BIG   --Bond Investors Guaranty
BOCES --Board of Cooperative Education Services
CGIC  --Capital Guaranty Insurance Company
COP   --Certificate of Participation
CSD   --Central School District
ETM   --Escrowed to Maturity
Fairs --Floating Adjustable Interest Rate Securities
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FHLMC --Federal Home Loan Mortgage Corporation
FNMA  --Federal National Mortgage Association
FRTC  --Floating Rate Trust Certificates
FSA   --Financial Security Assurance
GDB   --Government Development Bank
GIC   --Guaranteed Investment Contract
GNMA  --Government National Mortgage Association
GO    --General Obligation
HDC   --Housing Development Corporation
HFA   --Housing Finance Authority
IDA   --Industrial Development Authority


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
  Security Descriptions (unaudited) (continued)
--------------------------------------------------------------------------------

IDB     --Industrial Development Board
IDR     --Industrial Development Revenue
INFLOS  --Inverse Floaters
IRB     --Industrial Revenue Bonds
LOC     --Letter of Credit
MBIA    --Municipal Bond Investors Assurance Corporation
MVRICS  --Municipal Variable Rate Inverse Coupon Security
PART    --Partnership Structure
PCFA    --Pollution Control Financing Authority
PCR     --Pollution Control Revenue
RAN     --Revenue Anticipation Notes
RIBS    --Residual Interest Bonds
SAVRS   --Select Auction Variable Rate Securities
SONYMA  --State of New York Mortgage Association
SWAP    --SWAP Structure
TAN     --Tax Anticipation Notes
TECP    --Tax Exempt Commercial Paper
TOB     --Tender Option Bond Structure
TRAN    --Tax and Revenue Anticipation Notes
UFSD    --Union Free School District
VRDD    --Variable Rate Demand Note
VRWE    --Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Statements of Assets and Liabilities                         March 31, 1999
--------------------------------------------------------------------------------

                                                New York Money       New York
                                               Market Portfolio      Portfolio
================================================================================
ASSETS:
  Investments, at value (Cost --
    $1,372,463,706 and
    $710,151,953, respectively)                 $1,372,463,706     $754,548,483
  Cash                                                 125,681            2,877
  Interest receivable                                9,207,659       11,128,741
  Receivable for Fund shares sold                           --          626,419
  Receivable for securities sold                            --           80,000
  Other assets                                         295,640              864
--------------------------------------------------------------------------------
  Total Assets                                   1,382,092,686      766,387,384
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                  1,524,942               --
  Management fees payable                              574,935          353,491
  Distribution fees payable                             51,762           62,151
  Deferred compensation payable                          8,560           10,076
  Payable for Fund shares purchased                         --          235,599
  Accrued expenses                                     196,395          102,720
--------------------------------------------------------------------------------
  Total Liabilities                                  2,356,594          764,037
--------------------------------------------------------------------------------
Total Net Assets                                $1,379,736,092     $765,623,347
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest       $ 1,379,830         $ 55,931
  Capital paid in excess of par value            1,378,450,348      720,946,037
  Overdistributed net investment income                     --           (7,407)
  Accumulated net realized gain (loss)
    from security transactions                         (94,086)         232,256
  Net unrealized appreciation of investments                --       44,396,530
--------------------------------------------------------------------------------
Total Net Assets                                $1,379,736,092     $765,623,347
================================================================================
Shares Outstanding:
  Class A                                        1,379,830,178       40,591,507
--------------------------------------------------------------------------------
  Class B                                                   --       14,006,486
--------------------------------------------------------------------------------
  Class L                                                   --        1,333,068
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                         $1.00           $13.69
--------------------------------------------------------------------------------
  Class B *                                                 --           $13.68
--------------------------------------------------------------------------------
  Class L **                                                --           $13.67
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of
    net asset value per share)                              --           $14.26
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of
    net asset value per share)                              --           $13.81
================================================================================
* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

--------------------------------------------------------------------------------
  Statements of Operations                  For the Year Ended March 31, 1999
--------------------------------------------------------------------------------

                                                New York Money       New York
                                               Market Portfolio      Portfolio
================================================================================
INVESTMENT INCOME:
  Interest                                         $40,433,503     $43,044,305
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                           6,110,859       3,811,463
  Distribution fees (Note 4)                         1,221,704       2,183,670
  Shareholder and system servicing fees                310,284         295,001
  Registration fees                                    107,500          15,001
  Shareholder communications                           102,829          50,100
  Audit and legal                                       26,000          19,801
  Pricing service fees                                      --          25,200
  Custody                                               57,695          36,000
  Trustees' fees                                         5,000           6,001
  Other                                                 46,576           8,701
--------------------------------------------------------------------------------
  Total Expenses                                     7,988,447       6,450,938
--------------------------------------------------------------------------------
Net Investment Income                               32,445,056      36,593,367
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS (NOTES
5 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
      securities*)                                     110,729        5,622,518
    Futures contracts                                       --         (537,375)
--------------------------------------------------------------------------------
  Net Realized Gain                                    110,729       5,085,143
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of
    Investments:
    Beginning of year                                       --       46,069,781
    End of year                                             --       44,396,530
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                   --       (1,673,251)
--------------------------------------------------------------------------------
Net Gain on Investments                                110,729        3,411,892
--------------------------------------------------------------------------------
Increase in Net Assets From Operations             $32,555,785      $40,005,259
================================================================================
* Represents net realized gains only from the sale of short-term securities for the New York Money Market Portfolio.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 For the Years Ended March 31,
New York Money Market Portfolio                      1999             1998
================================================================================
OPERATIONS:
  Net investment income                        $   32,445,056    $   30,888,796
  Net realized gain                                   110,729            55,246
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations           32,555,785        30,944,042
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                           (32,445,466)      (30,888,796)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                 (32,445,466)      (30,888,796)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares              4,688,765,979     4,017,556,068
  Net asset value of shares issued
    for reinvestment of dividends                  31,572,842        29,748,114
  Cost of shares reacquired                    (4,501,713,460)   (3,823,473,761)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                       218,625,361       223,830,421
--------------------------------------------------------------------------------
Increase in Net Assets                            218,735,680       223,885,667
NET ASSETS:
  Beginning of year                             1,161,000,412       937,114,745
--------------------------------------------------------------------------------
  End of year                                  $1,379,736,092    $1,161,000,412
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

--------------------------------------------------------------------------------
  Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                 For the Years Ended March 31,
New York Portfolio                                   1999             1998
================================================================================
OPERATIONS:
  Net investment income                          $ 36,593,367      $ 38,359,402
  Net realized gain                                 5,085,143        19,378,043
  Increase (decrease) in net unrealized
    appreciation                                   (1,673,251)       23,850,130
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations           40,005,259        81,587,575
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                           (36,595,900)      (38,599,604)
  Net realized gains                              (15,207,668)       (2,539,192)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                 (51,803,568)      (41,138,796)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                115,233,343        73,045,552
  Net asset value of shares issued
    for reinvestment of dividends                  32,044,219        25,013,632
  Cost of shares reacquired                      (129,108,886)     (105,052,560)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                        18,168,676        (6,993,376)
--------------------------------------------------------------------------------
Increase in Net Assets                              6,370,367        33,455,403
NET ASSETS:
  Beginning of year                               759,252,980       725,797,577
--------------------------------------------------------------------------------
  End of year*                                   $765,623,347      $759,252,980
================================================================================
* Includes overdistributed net investment
  income of:                                          $(7,407)          $(4,874)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and six other separate investment portfolios: Florida, Georgia, Pennsylvania, Limited Term, National and California Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) with respect to the New York Portfolio, securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; the New York Money Market Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the directions of the Board of Trustees; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1999, reclassifications were made to the New York Money Market Portfolio's overdistributed net investment income and accumulated net realized gains to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       33

--------------------------------------------------------------------------------
  Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Portfolio Concentration

Since each Portfolio invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

3. Exempt-Interest Dividends and Other Distributions

The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date. Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The New York Money Market Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. The New York Portfolio pays SSBC a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB") was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

On June 12, 1998, the Fund's Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares of the New York Portfolio are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00%


--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

per year until no CDSC is incurred. In addition, Class A shares of the New York Portfolio also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 1999, SSB received sales charges of approximately $618,000 and $65,000 on sales of the New York Portfolio's Class A and L shares, respectively. In addition, for the year ended March 31, 1999, CDSCs paid to SSB or CFBDS were approximately:

                                              Class A      Class B      Class L
================================================================================
New York Portfolio                            $11,000     $128,000      $2,000
================================================================================

Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended March 31, 1999, total Distribution Plan fees incurred were:

Portfolio                                  Class A       Class B       Class L
================================================================================
New York Money Market                    $1,221,704             --           --
--------------------------------------------------------------------------------
New York                                    833,391     $1,255,953      $94,326
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

5. Investments

During the year ended March 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                        New York Money                New York
                                       Market Portfolio               Portfolio
================================================================================
Purchases                                            --             $452,398,591
--------------------------------------------------------------------------------
Sales                                                --              462,747,009
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       35

--------------------------------------------------------------------------------
  Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At March 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                        New York Money               New York
                                       Market Portfolio              Portfolio
================================================================================
Gross unrealized appreciation                        --             $45,040,779
Gross unrealized depreciation                        --                (644,249)
--------------------------------------------------------------------------------
Net unrealized appreciation                          --             $44,396,530
================================================================================

6. Futures Contracts

The New York Portfolio may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 1999, the Portfolio had no open futures contracts.

7. Capital Loss Carryforward

At March 31, 1999, the New York Money Market Portfolio had, for Federal income tax purposes, approximately $96,000 of capital loss carryforwards expiring March 31, 2000 which are available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Shares of Beneficial Interest

At March 31, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At March 31, 1999, total paid-in capital amounted to the following for each class and their respective Portfolio:

Portfolio                             Class A          Class B         Class L
================================================================================
New York Money Market            $1,379,830,178               --             --
--------------------------------------------------------------------------------
New York                            510,596,218     $192,296,738    $18,109,012
================================================================================

Transactions in shares of each class were as follows:

                                      Year Ended
Year Ended
                                     March 31, 1999                        March
31, 1998
New York                    --------------------------------     ---------------
------------------
Money Market Portfolio         Shares             Amount             Shares
Amount
================================================================================
==================
Class A
Shares sold                 4,688,765,979    $ 4,688,765,979      4,017,556,068
$ 4,017,556,068
Shares issued on
  reinvestment                 31,572,842         31,572,842         29,748,114
29,748,114
Shares reacquired          (4,501,713,460)    (4,501,713,460)    (3,823,473,761)
(3,823,473,761)
--------------------------------------------------------------------------------
------------------
Net Increase                  218,625,361    $   218,625,361        223,830,421
$   223,830,421
================================================================================
==================

New York Portfolio
================================================================================
==================
Class A
Shares sold                     6,136,857    $    85,359,204          3,850,913
$    53,040,777
Shares issued on
  reinvestment                  1,709,746         23,667,296          1,362,472
18,669,863
Shares reacquired              (7,094,852)       (98,680,940)        (5,700,162)
(78,035,339)
--------------------------------------------------------------------------------
------------------
Net Increase (Decrease)           751,751    $    10,345,560           (486,777)
$    (6,324,699)
================================================================================
==================
Class B
Shares sold                     1,502,683    $    20,871,651          1,316,193
$    18,054,603
Shares issued on
  reinvestment                    558,853          7,727,572            436,910
5,982,453
Shares reacquired              (2,064,796)       (28,667,854)        (1,800,898)
(24,706,176)
--------------------------------------------------------------------------------
------------------
Net Decrease                       (3,260)   $       (68,631)           (47,795)
$      (669,120)
================================================================================
==================
Class L*
Shares sold                       648,457    $     9,002,488            143,210
$     1,950,172
Shares issued on
  reinvestment                     47,032            649,351             26,418
361,316
Shares reacquired                (127,053)        (1,760,092)          (170,356)
(2,311,045)
--------------------------------------------------------------------------------
------------------
Net Increase (Decrease)           568,436    $     7,891,747               (728)
$           443
================================================================================
==================

*      On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       37

--------------------------------------------------------------------------------
  Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended March 31:

                                                      New York Money Market
Portfolio
                                         ---------------------------------------
----------------
Class A Shares                             1999        1998        1997
1996       1995
================================================================================
================
Net Asset Value, Beginning of Year       $  1.00     $  1.00     $  1.00     $
1.00     $  1.00
--------------------------------------------------------------------------------
----------------
  Net investment income                    0.027       0.030       0.028
0.038       0.025
  Dividends from net investment income    (0.027)     (0.030)     (0.028)
(0.038)     (0.025)
--------------------------------------------------------------------------------
----------------
Net Asset Value, End of Year             $  1.00     $  1.00     $  1.00     $
1.00     $  1.00
--------------------------------------------------------------------------------
----------------
Total Return                                2.72%       3.04%       2.85%
3.17%       2.49%
--------------------------------------------------------------------------------
----------------
Net Assets, End of Year (millions)       $ 1,380     $ 1,161     $   937     $
882     $   708
--------------------------------------------------------------------------------
----------------
Ratios to Average Net Assets:
  Expenses(1)                               0.65%       0.65%       0.67%
0.67%       0.68%
  Net investment income                     2.65        2.99        2.80
3.11        2.94
================================================================================
================

(1) As a result of voluntary expense limitations, the expense ratio will not exceed 0.80% for Class A shares.


--------------------------------------------------------------------------------
38                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended March 31:

                                                        New York Portfolio
                                     -------------------------------------------
------------
Class A Shares                       1999(1)      1998         1997        1996
1995(2)
================================================================================
============
Net Asset Value, Beginning of Year   $ 13.91     $ 13.16     $ 13.19     $ 12.83
$ 12.83
--------------------------------------------------------------------------------
------------
Income (Loss) From Operations:
   Net investment income                0.68        0.72        0.74        0.75
0.76
   Net realized and unrealized
     gain (loss)                        0.07        0.81       (0.03)       0.35
0.01*
--------------------------------------------------------------------------------
------------
Total Income From Operations            0.75        1.53        0.71        1.10
0.77
--------------------------------------------------------------------------------
------------
Less Distributions From:
   Net investment income               (0.70)      (0.73)      (0.74)
(0.74)      (0.77)
   Net realized gains                  (0.27)      (0.05)         --          --
--
--------------------------------------------------------------------------------
------------
Total Distributions                    (0.97)      (0.78)      (0.74)
(0.74)      (0.77)
--------------------------------------------------------------------------------
------------
Net Asset Value, End of Year         $ 13.69     $ 13.91     $ 13.16     $ 13.19
$ 12.83
--------------------------------------------------------------------------------
------------
Total Return                            5.50%      11.83%       5.48%
8.71%       6.32%
--------------------------------------------------------------------------------
------------
Net Assets, End of Year (millions)   $   556     $   554     $   531     $   558
$    83
--------------------------------------------------------------------------------
------------
Ratios to Average Net Assets:
   Expenses(3)                          0.70%       0.71%       0.75%
0.72%       0.63%
   Net investment income                4.94        5.28        5.58        5.84
6.00
--------------------------------------------------------------------------------
------------
Portfolio Turnover Rate                   60%         71%         53%
36%         30%
================================================================================
============

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85% for Class A shares.
* Includes the per share effect of shareholder sale and redemption activity during the year, most of which occurred at a net asset value less than the net asset value at the beginning of the year.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       39

--------------------------------------------------------------------------------
  Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended March 31:

                                                    New York Portfolio
                                ------------------------------------------------
----------
Class B Shares                  1999(1)       1998        1997        1996
1995(2)
================================================================================
==========
Net Asset Value,
  Beginning of Year             $ 13.89     $ 13.15     $ 13.18     $ 12.84
$ 11.96
--------------------------------------------------------------------------------
----------
Income From Operations:
  Net investment income            0.61        0.65        0.67        0.67
0.31
  Net realized and
    unrealized gain (loss)         0.07        0.80       (0.03)       0.35
0.86*
--------------------------------------------------------------------------------
----------
Total Income From Operations       0.68        1.45        0.64        1.02
1.17
--------------------------------------------------------------------------------
------------
Less Distributions From:
  Net investment income           (0.62)      (0.66)      (0.67)      (0.68)
(0.29)
  Net realized gains              (0.27)      (0.05)         --          --
--
--------------------------------------------------------------------------------
----------
Total Distributions               (0.89)      (0.71)      (0.67)      (0.68)
(0.29)
--------------------------------------------------------------------------------
----------
Net Asset Value, End of Year    $ 13.68     $ 13.89     $ 13.15     $ 13.18
$ 12.84
--------------------------------------------------------------------------------
----------
Total Return                       5.02%      11.19%       4.96%       8.05%
9.92%++
--------------------------------------------------------------------------------
------------
Net Assets,
  End of Year (millions)        $   192     $   195     $   185     $   181
$     4
--------------------------------------------------------------------------------
----------
Ratios to Average Net Assets:
  Expenses(3)                      1.23%       1.23%       1.27%       1.25%
1.27%+
  Net investment income            4.42        4.76        5.06        5.45
5.76+
--------------------------------------------------------------------------------
----------
Portfolio Turnover Rate              60%         71%         53%         36%
30%
================================================================================
==========

(1) Per share amounts have been calculated using the monthly average shares method.
(2)    For the period from November 11, 1994 (inception date) to March 31, 1995.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35% for Class B shares.
* Includes the per share effect of shareholder sale and redemption activity during the year, most of which occurred at a net asset value less than the net asset value at the beginning of the year.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
+      Annualized.


--------------------------------------------------------------------------------
40                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended March 31:

                                                    New York Portfolio
                                 -----------------------------------------------
-------
Class L Shares(1)                1999(2)       1998        1997       1996
1995(3)
================================================================================
=======
Net Asset Value,
  Beginning of Year              $ 13.88     $ 13.14     $ 13.17     $12.83
$12.82
--------------------------------------------------------------------------------
-------
Income From Operations:
  Net investment income             0.60        0.64        0.66       0.66
0.68
  Net realized and unrealized
    gain (loss)                     0.07        0.80       (0.02)      0.36
0.01*
--------------------------------------------------------------------------------
-------
Total Income From Operations        0.67        1.44        0.64       1.02
0.69
--------------------------------------------------------------------------------
-------
Less Distributions From:
  Net investment income            (0.61)      (0.65)      (0.67)     (0.68)
(0.68)
  Net realized gains               (0.27)      (0.05)         --         --
--
--------------------------------------------------------------------------------
-------
Total Distributions                (0.88)      (0.70)      (0.67)     (0.68)
(0.68)
--------------------------------------------------------------------------------
-------
Net Asset Value, End of Year     $ 13.67     $ 13.88     $ 13.14     $13.17
$12.83
--------------------------------------------------------------------------------
-------
Total Return                        4.95%      11.13%       4.91%      8.07%
5.66%
--------------------------------------------------------------------------------
-------
Net Assets, End of Year (000s)   $18,221     $10,611     $10,055     $8,931
$5,896
--------------------------------------------------------------------------------
-------
Ratios to Average Net Assets:
  Expenses(4)                       1.27%       1.28%       1.32%      1.28%
1.28%
  Net investment income             4.37        4.71        5.01       5.02
5.38
--------------------------------------------------------------------------------
-------
Portfolio Turnover Rate               60%         71%         53%        36%
30%
================================================================================
=======

(1)    On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On November 7, 1994, the former Class B shares were renamed Class C shares.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40% for Class L shares.
* Includes the per share effect of shareholder sale and redemption activity during the year, most of which occurred at a net asset value less than the net asset value at the beginning of the year.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       41

--------------------------------------------------------------------------------
  Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the New York Money Market and New York Portfolios of Smith Barney Muni Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the New York Money Market and New York Portfolios of Smith Barney Muni Funds as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the New York Money Market and New York Portfolios of Smith Barney Muni Funds as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                          /s/ KPMG LLP

New York, New York
May 12, 1999


--------------------------------------------------------------------------------
42                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1999:

       o Percentages of dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes:

                New York Money Market Portfolio                 100%
                New York Portfolio                              100%

       o      Total long-term capital gain distributions paid:

                New York Portfolio                      $12,343,056


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       43

                      [This page intentionally left blank]

                                                     SALOMONSMITHBARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Trustees

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President

Joseph Benevento
Vice President

Irving P. David
Controller -- New York
Money Market Portfolio

Paul A. Brook
Controller -- New York Portfolio

Christina T. Sydor
Secretary

Investment Manager

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder
Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds--New York Money Market and New York Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD2397 5/99

                                    [GRAPHIC]

                                        Smith Barney Muni Funds

                                        National

                                        Portfolio

                                        ANNUAL REPORT

                                        March 31, 1999

                                 [LOGO] Smith Barney Muni Funds
                                        Investing for your future.
                                        Every day.(R)

Smith Barney Muni Funds
National Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Muni Funds -- National Portfolio seeks to pay its shareholders as high a level of monthly income exempt from federal income taxes as is consistent with prudent investing.

Smith Barney Muni Funds -- National Portfolio
Average Annual Total Returns
March 31, 1999

                                                   Without Sales Charges(1)
                                               ---------------------------------
                                               Class A    Class B     Class L(2)
================================================================================
One-Year                                        5.50%      4.92%       4.79%
--------------------------------------------------------------------------------
Five-Year                                       7.49        N/A        6.84
--------------------------------------------------------------------------------
Ten-Year                                        8.42        N/A         N/A
--------------------------------------------------------------------------------
Since Inception+                                8.00       8.89        6.52
================================================================================

                                                     With Sales Charges(3)
                                               ---------------------------------
                                               Class A    Class B     Class L(2)
================================================================================
One-Year                                        1.28%      0.48%       2.78%
--------------------------------------------------------------------------------
Five-Year                                       6.61        N/A        6.63
--------------------------------------------------------------------------------
Ten-Year                                        7.98        N/A         N/A
--------------------------------------------------------------------------------
Since Inception+                                7.65       8.72        6.34
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed also within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.

* Lipper is a major fund-tracking organization. Lipper rankings show a fund's one-, five- and ten-year annualized returns (at NAV) as of a particular reporting period. Lipper also compares a fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not a guarantee of future results. For the 1-, 5- and 10-year periods, ended March 31, 1999, there were 252, 146 and 75 funds, respectively, in the Lipper peer group category.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

Your Portfolio continues to be a consistent performer among its Lipper peers. The Portfolio has ranked in the first quartile of general municipal bond funds in the Lipper Survey for the 1-, 5- and 10-year periods ended March 31, 1999.*

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

      Class A            SBBNX
      Class B            SBNBX
      Class L            SBNLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................... 1

Historical Performance ....................................................... 4

Smith Barney Muni Funds -- National Portfolio at a Glance .................... 6

Schedule of Investments ...................................................... 7

Statement of Assets and Liabilities ......................................... 19

Statement of Operations ..................................................... 20

Statements of Changes in Net Assets ......................................... 21

Notes to Financial Statements ............................................... 22

Financial Highlights ........................................................ 25

Tax Information ............................................................. 27

Independent Auditors' Report ................................................ 28

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[GRAPHIC]               [GRAPHIC]

Heath B.                Peter M.
McLendon                Coffey

Chairman                Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Muni Funds -- National Portfolio ("Portfolio") for the year ended March 31, 1999. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow.

Performance Update

For the year ended March 31, 1999, the Class A shares of the National Portfolio generated a total return of 5.50% without sales charges, significantly outperforming the average total return of 4.87% for general municipal bond funds for the same period, according to Lipper Inc., an independent fund-tracking organization. Performance information on other share classes of the Portfolio appears on pages four and five.

Smith Barney Muni Funds - National Portfolio Average Annual Total Returns - Without Sales Charges+

Your Portfolio continues to be a consistent performer among its Lipper peers. The Portfolio has ranked in the first quartile of general municipal bond funds in the Lipper Survey for the 1-, 5- and 10-year periods ended March 31, 1999.++

                                                                    Lipper Peer
                                                  Class A Shares   Group Average
                                                  --------------   -------------

One-Year                                                5.50%           4.87%
Five-Year                                               7.49            6.81
Ten-Year                                                8.42            7.67

We are proud to report that your Portfolio continues to earn high marks from Morningstar, Inc.*

                                                             3       5      10
                                                  Overall  Years   Years   Years
                                                  -------  -----   -----   -----

Class A                                            ****    ****    ****    ****
Class B                                             ***     ***     n/a     n/a
Class L                                            ****    ****    ****    ****

Based on its net asset value ("NAV") of $13.97 as of March 31, 1999 for Class A shares and the current monthly income distribution rate of $0.06 per Class A share, this equates to an annualized distribution rate of 5.15%. For an individual in the federal income tax bracket of 36%, the Portfolio's tax free yield of 5.15% is equivalent to a taxable yield of 8.05%.

----------
+ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares.

++ Lipper rankings show a fund's one-, five- and ten-year annualized returns
   (at NAV) as of a particular reporting period. Lipper also compares a fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not a guarantee of future results. For the 1-, 5- and 10-year periods ended March 31, 1999, there were 252, 146 and 75 funds, respectively, in the Lipper peer group category.

* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through 3/31/99. Ratings are load-adjusted, updated ddd monthly and subject to change. Morningstar, Inc. ratings are calculated from the Portfolio's 3-, 5- and 10-year returns (with fee adjustments) in excess of 90-day T-bill returns with appropriate fee adjustment and a risk factor that reflects performance below 90-day T-bill returns. Other share classes may vary. The highest Morningstar rating is 5 stars; the lowest is 1 star. The top 10% of the funds in a category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. Different classes within a Fund share a common portfolio of securities. The Fund was rated among 1,578 municipal bond funds for the 3-year period, 1,131 municipal bond funds for the 5-year period and 368 municipal bond funds for the ten-year period.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

Market and Economic Overview

During much of the past year, the municipal bond market was an oasis of stability compared to the significant turmoil experienced by other fixed-income markets. In the wake of Russia's loan default, growing numbers of creditors became increasingly risk averse. In response, the Federal Reserve Board ("Fed") lowered short-term interest rates by 0.75% in three separate actions over the course of several weeks. These interest-rate cuts helped lift bond markets. In the midst of the turmoil, many investors fled to the relative safe haven of U.S. Treasury bonds, sparking a sharp rally which helped send long-term government interest rates to their lowest level in more than thirty years. The 30-year U.S. Treasury bond yield fluctuated approximately 1.36% from March 31, 1998 to March 31, 1999. In contrast, municipal bond yields (as measured by the Bond Buyers 25 Revenue Index) were far less volatile and remained confined to a much narrower range of roughly 0.41% during the same period.

Despite jittery financial markets, the U.S. economy continued to expand vigorously, defying the expectations of many economists. The domestic economy grew at an annual rate of 3.5% in the first quarter of 1999, coming off the heels of a brisk 6% annual growth rate for the fourth quarter of 1998. The unemployment rate hovered just above 4.2% in March 1999, a 29-year low. Yet, inflationary pressures have been well contained. The Consumer Price Index ("CPI") rose a mere 0.2% in January 1999 and an even more modest 0.1% in February 1999.

In our view, inflationary pressures have been held in check by a fortunate combination of ongoing economic weakness abroad, added cost controls in health care and the expanding role of technology. Economic recessions in many parts of the world have helped keep import prices down, especially in key commodities such as food and energy. In addition, the cost controls introduced by managed health-care companies have begun to bring down medical costs and the growing use of technology has not only boosted worker productivity, but has also made many consumer goods companies much more cost competitive.

Municipal bonds, along with many other financial assets, have benefited from the high-growth, low-inflation U.S. economy. Similar to other types of bonds, municipal bond yields have declined but their real rate of return (i.e., the rate of return after subtracting the effects of inflation) has remained historically high. Moreover, long-term municipal bonds currently yield approximately 90% of long-term U.S. Treasury bond yields. Typically, municipal bonds are considered a good relative value when they yield approximately 85% of comparable-maturity U.S. Treasury bonds.

A strong U.S. economy and low interest rates have encouraged many municipalities to issue more bonds and refinance more expensive existing debt. We believe the ability of the market to absorb the unusually heavy municipal bond issuance last year is an indication of the health of the municipal bond market. This steady equilibrium of supply and demand is one reason that municipal bond prices have remained stable compared to other fixed-income assets.

Investment Strategy

As previously noted, the Smith Barney Muni Funds -- National Portfolio seeks to provide investors with as high a level of current income exempt from federal income taxes as is consistent with a prudent investment approach. The Portfolio has a bias towards good quality, higher-coupon bonds.

In keeping with the Portfolio's objective, we have continued to emphasize high current income in our bond selections. The Portfolio's credit quality remained very strong during the fiscal year, with 94.8% of its bonds rated investment grade or better. Moreover, 50.9% of the Portfolio's holdings were rated "AAA", the highest bond rating. During the period, we have continued to lengthen the Portfolio's maturity structure. As of March 31, 1999, the weighted average life of the Portfolio was 13.7 years compared to 10.18 years on March 31, 1998.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

In addition, we have maintained broad diversification over a range of different kinds of bonds. We continue to emphasize select hospital bonds because we believe that these bonds offer slightly higher yields than similarly-rated bonds of other categories. As of March 31, 1999, the Portfolio's assets were concentrated in hospital bonds (15.7%), housing bonds (14.8%), education bonds (10.6%) and transportation bonds (9.4%).

Municipal Bond Market Outlook

Over the near term, we remain largely positive on the prospects for municipal bonds. In our judgement, Fed monetary policy will likely remain on hold until signs of inflation surface. After a period of substantial volatility, we expect that U.S. Treasury bonds will fluctuate within a fairly narrow trading range in the coming months. As the global crisis continues to improve, demand for U.S. Treasurys should weaken. Moreover, new municipal bond issuance volume for 1999 is down significantly from the last year. If this pattern holds, it could set the stage for a municipal bond rally later in the year.

In closing, we would like to thank you for investing in Smith Barney Muni Funds -- National Portfolio. We encourage you to visit our Web site at www.smithbarney.com. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon       /s/ Peter M. Coffey

Heath B. McLendon           Peter M. Coffey

Chairman                    Vice President

April 19, 1999


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                 Net Asset Value
             ----------------------
             Beginning        End         Income     Capital Gain      Total
Year Ended    of Year       of Year      Dividends   Distributions    Returns(1)
================================================================================
3/31/99        $14.16        $13.97         $0.75         $0.21         5.50%
--------------------------------------------------------------------------------
3/31/98         13.60         14.16          0.80          0.16        11.47
--------------------------------------------------------------------------------
3/31/97         13.67         13.60          0.79          0.00         5.41
--------------------------------------------------------------------------------
3/31/96         13.32         13.67          0.81          0.00         8.83
--------------------------------------------------------------------------------
3/31/95         13.35         13.32          0.84          0.00         6.38
--------------------------------------------------------------------------------
3/31/94         13.81         13.35          0.86          0.06         3.17
--------------------------------------------------------------------------------
3/31/93         12.95         13.81          0.89          0.00        13.96
--------------------------------------------------------------------------------
3/31/92         12.49         12.95          0.90          0.00        11.21
--------------------------------------------------------------------------------
3/31/91         12.24         12.49          0.83          0.00         9.13
--------------------------------------------------------------------------------
3/31/90         12.11         12.24          0.98          0.00         9.60
================================================================================
  Total                                     $8.45         $0.43
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                     Net Asset Value
                    -------------------
                    Beginning     End      Income     Capital Gain     Total
Year Ended           of Year    of Year   Dividends   Distributions   Returns(1)
================================================================================
3/31/99                $14.16     $13.96      $0.68         $0.21        4.92%
--------------------------------------------------------------------------------
3/31/98                 13.61      14.16       0.73          0.16       10.80
--------------------------------------------------------------------------------
3/31/97                 13.67      13.61       0.72          0.00        4.95
--------------------------------------------------------------------------------
3/31/96                 13.33      13.67       0.74          0.00        8.26
--------------------------------------------------------------------------------
Inception* -- 3/31/95   12.41      13.33       0.32          0.00       10.11+
================================================================================
  Total                                       $3.19         $0.37
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning     End     Income     Capital Gain      Total
Year Ended             of Year    of Year  Dividends   Distributions  Returns(1)
================================================================================
3/31/99                $14.16     $13.97     $0.65         $0.21         4.79%
--------------------------------------------------------------------------------
3/31/98                 13.59      14.16      0.70          0.16        10.71
--------------------------------------------------------------------------------
3/31/97                 13.65      13.59      0.71          0.00         4.90
--------------------------------------------------------------------------------
3/31/96                 13.32      13.65      0.74          0.00         8.13
--------------------------------------------------------------------------------
3/31/95                 13.33      13.32      0.74          0.00         5.80
--------------------------------------------------------------------------------
3/31/94                 13.80      13.33      0.77          0.06         2.40
--------------------------------------------------------------------------------
Inception* -- 3/31/93   13.47      13.80      0.20          0.00         3.98+
================================================================================
  Total                                      $4.51         $0.43
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                 Without Sales Charges(1)
                                           -------------------------------------
                                           Class A       Class B        Class L
================================================================================
Year Ended 3/31/99                          5.50%          4.92%         4.79%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                    7.49            N/A          6.84
--------------------------------------------------------------------------------
Ten Years Ended 3/31/99                     8.42            N/A           N/A
--------------------------------------------------------------------------------
Inception* through 3/31/99                  8.00           8.89          6.52
================================================================================

                                                   With Sales Charges(2)
                                           -------------------------------------
                                           Class A       Class B        Class L
================================================================================
Year Ended 3/31/99                          1.28%         0.48%          2.78%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                    6.61           N/A           6.63
--------------------------------------------------------------------------------
Ten Years Ended 3/31/99                     7.98           N/A            N/A
--------------------------------------------------------------------------------
Inception* through 3/31/99                  7.65          8.72           6.34
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (3/31/89 through 3/31/99)                             163.04%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/99)                           45.43
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/99)                           48.24
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the National Portfolio vs. Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                            March 1989 -- March 1999

                                   [GRAPHIC]

                          12558 S/B Muni Funds National
                                   LINE CHART

               National                  Lehman Brothers Municipal Bond Index
3/89            10,000                                  10,000
3/90            10,490                                  11,055
3/91            11,418                                  12,074
3/92            12,662                                  13,281
3/93            14,391                                  14,943
3/94            14,809                                  15,289
3/95            15,730                                  16,427
3/96            17,120                                  17,804
3/97            18,046                                  18,773
3/98            20,116                                  20,784
3/99            21,041                                  21,094

+ Hypothetical illustration of $10,000 invested in Class A shares on March
  31, 1989, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through March 31, 1999. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                          12558 S/B Muni Funds National
                                    BAR CHART

Education                                                                   10.6
Escrowed to Maturity                                                         4.3
Hospital                                                                    15.7
Housing                                                                     14.8
Industrial Development                                                       3.3
Pollution Control                                                            6.9
Public Facilities                                                            5.1
Transportation                                                               9.4
Utility                                                                      8.4
Water & Sewer                                                                5.4
Other                                                                       16.1

Summary of Investments by Combined Ratings
--------------------------------------------------------------------------------

                                Standard                        Percentage
  Moody's                       & Poor's                   of Total Investments
--------------------------------------------------------------------------------

    Aaa                            AAA                              50.9%
    Aa                             AA                               16.7
     A                              A                               15.0
    Baa                            BBB                              12.2
    Ba                             BB                                0.1
VMIG 1/P-1                         A-1                               0.4
    NR                             NR                                4.7
                                                                   -----
                                                                   100.0%
                                                                   =====

* As a percentage of total investments.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                           March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                             SECURITY
VALUE
================================================================================
============================
Education -- 10.6%
                          Boerne, TX ISD, PSFG:
$  3,285,000    Aaa*        Zero coupon bond to yield 5.140% due 2/1/17
$  1,322,213
   3,285,000    Aaa*        Zero coupon bond to yield 5.220% due 2/1/19
1,178,494
                          Chicago, IL Board of Education:
   5,000,000    AAA         Lease Certificates, Series A, Refunding, MBIA-
Insured,
                              6.000% due 1/1/20
5,625,000
                            School Reform, Series B-1, FGIC-Insured:
   3,400,000    AAA           Zero coupon bond to yield 5.100% due 12/1/16
1,377,000
   5,000,000    AAA           Zero coupon bond to yield 5.220% due 12/1/26
1,162,500
   2,000,000    AAA       Detroit, MI City School District, Series B, FGIC-
Insured,
                            5.000% due 5/1/17
1,995,000
                          Dexter, MI Community Schools, FGIC-Insured:
   2,500,000    AAA         5.000% due 5/1/23
2,512,500
   1,000,000    AAA         5.100% due 5/1/28
1,020,000
                          Grapevine-Colleyville, TX ISD, PSFG:
   4,025,000    AAA         Zero coupon bond to yield 5.050% due 8/15/16
1,675,406
   2,250,000    AAA         Zero coupon bond to yield 5.100% due 8/15/17
880,312
   2,000,000    Aaa*      Indiana State Educational Facilities Authority
Revenue, MBIA-Insured,
                            Rose-Hulman Institute of Technology, 5.000% due
6/1/17                2,002,500
   3,000,000    AAA       Lake Superior, State University Michigan Revenue,
MBIA-Insured,
                            5.125% due 11/15/19
2,988,750
   5,000,000    AAA       Metro Government, TN Health & Education, Meharry
Medical College,
                            AMBAC-Insured, 6.000% due 12/1/19
5,625,000
   2,355,000    AAA       Mission, TX ISD, PSFG, 5.000% due 2/15/15
2,375,606
   1,155,000    AA        Missouri State Health & Educational Facilities
Authority,
                            Rockhurst University, 5.500% due 10/1/25
1,218,525
   2,000,000    Aa*       Nebraska Higher Education Loan Program Inc., Sub-
Series A-5A,
                            6.200% due 6/1/13(b)
2,115,000
   1,500,000    Baa3*     New Hampshire Higher Education & Health, Brewster
Academy,
                            6.750% due 6/1/25
1,606,875
   1,500,000    A-        New York State Dormitory Authority Revenue, State
University
                            Educational Facilities, Series B, 7.500% due 5/15/11
1,850,625
   1,000,000    AAA       Philadelphia, PA School District, Series A, MBIA-
Insured,
                            4.500% due 4/1/23
912,500
   2,000,000    AAA       Redford, MI ISD, AMBAC-Insured, 5.000% due 5/1/22
2,017,500
   2,125,000    AAA       Rhode Island State Health & Educational Building Corp.
Revenue,
                            Higher Education Facility, Johnson & Wales
University,
                            MBIA-Insured, 5.500% due 4/1/19
2,252,500
   1,000,000    AAA       St. John's, MI Public Schools, FGIC-Insured, 5.000%
due 5/1/21          1,008,750
                          Texas State Higher Education Coordinating Board,
                            College Student Loan Revenue:
   1,665,000    A*            7.450% due 10/1/06(b)
1,756,575
     235,000    A*            7.700% due 10/1/25(b)
247,044
   1,000,000    AAA       Utah Student Loan Revenue, Series 1991F, AMBAC-
Insured,
                            7.450% due 11/1/08(b)
1,066,250
   1,000,000    A+        Wayne Township, IN Marion County School Building
Corp.,
                            5.500% due 1/15/22
1,017,500
--------------------------------------------------------------------------------
----------------------------

48,809,925
--------------------------------------------------------------------------------
----------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                             SECURITY
VALUE
================================================================================
============================
Escrowed To Maturity(c) -- 4.3%
$  1,020,000    AAA       Boston, MA Water & Sewer Revenue, Series A, 10.875%
                            due 1/1/09
$  1,384,650
   1,050,000    AAA       Douglas County, NE Hospital Authority No. 2, Bergan
                            Mercy, 9.500% due 7/1/10
1,347,938
   1,575,000    AAA       Fairmont, WV Water & Sewer Revenue, AMBAC-Insured,
                            9.250% due 11/1/11
2,043,563
   5,000,000    AAA       Indiana Bond Bank, AMBAC-Insured, 9.750% due 8/1/09(d)
6,600,000
   1,930,000    AAA       Ohio State Water Development Authority Revenue, Safe
                            Water, Series 2, 9.375% due 12/1/10(d)
2,436,625
   1,000,000    AAA       Philadelphia Hospitals & Higher Education Facilities
                            Authority, Hospital Revenue, Presbyterian Medical
                            Center, 6.650% due 12/1/19
1,202,500
   3,000,000    AAA       Port Everglades Authority, FL Port Revenue, 7.125%
                            due 11/1/16
3,750,000
     825,000    AAA       Weber County, UT Hospital Revenue, St. Benedict's
                            Hospital, 10.000% due 3/1/10
1,075,594
--------------------------------------------------------------------------------
----------------------------

19,840,870
--------------------------------------------------------------------------------
----------------------------
General Obligation -- 2.8%
   2,855,000    AAA       Bastrop, TX GO, ISD, PSFG, zero coupon bond to yield
                            5.629% due 2/15/19
1,020,663
   2,000,000    AAA       Berks County, PA GO, MVRICS, FGIC-Insured, 9.210%
                            due 11/10/20(e)
2,372,500
   5,000,000    AAA       Center Unified School District, CA GO, Series C, MBIA-
                            Insured, zero coupon bond to yield 5.838% due 9/1/20
1,675,000
   5,000,000    AAA       District of Columbia, Series A, MBIA-Insured, 5.000%
                            due 6/1/18
4,843,750
   1,075,000    Aaa*      Lago Vista, TX GO, ISD, PSFG, zero coupon bond to
yield
                            5.689% due 8/15/22
319,813
   1,875,000    AAA       McKeesport, PA GO, Area School District, MBIA-Insured,
                            zero coupon bond to yield 5.662% due 10/1/23
536,719
      30,000    A-        New York City, NY GO, Series D, 7.500% due 2/1/16
33,000
   1,000,000    AAA       Providence, RI GO, Series A, FSA-Insured, 5.700%
                            due 7/15/19
1,073,750
     100,000    A         Puerto Rico Commonwealth, Public Improvement, 4.500%
                            due 7/1/23
92,250
   1,000,000    AA        Texas State GO, Veterans Housing Assistance, 6.450%
                            due 12/1/20(b)
1,073,750
--------------------------------------------------------------------------------
----------------------------

13,041,195
--------------------------------------------------------------------------------
----------------------------
Hospital -- 15.7%
   1,000,000    AAA       Boston, MA IDA Financing (Alzheimer's Center Project),
                            FHA-Insured, 6.000% due 2/1/37
1,058,750
   1,000,000    AAA       Charleston County, SC Revenue, Care Alliance Health
                            Services, Series A, FSA-Insured, 5.000% due 8/15/19
985,000
   1,000,000    BBB       Colorado Health Facilities Authority Hospital Revenue
                            Bonds, Vail Valley Medical Center, 6.500% due
1/15/13                 1,083,750
     350,000    BB-       Green Springs, OH Health Care Facilities Revenue, (St.
                            Francis Health Care Center Project), Series A,
7.125%
                            due 5/15/25
373,188
   2,000,000    NR        Harris County, TX Health Facilities Development Corp.
                            Memorial Hospital Systems Project, (Partially Pre-
Refunded
                            -- Escrowed with U.S. government securities to
6/1/02
                            Call @ 102), 7.125% due 6/1/15
2,205,000
   2,200,000    A         Harrison County, TX Health Facilities Development
Corp.
                            Revenue, (Marshall Regional Medical Center Project),
                            5.500% due 1/1/18
2,263,250
                          Hawaii State Department Budget & Finance, Special
Purpose
                            Revenue, (Wilcox Memorial Hospital Project):
   1,000,000    BBB+          5.350% due 7/1/18
967,500
   1,750,000    BBB+          5.500% due 7/1/28
1,706,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                             SECURITY
VALUE
================================================================================
============================
Hospital -- 15.7% (continued)
$  3,500,000    A-        Illinois Development Finance Authority Hospital
Revenue,
                            Adventist Health System, Sunbelt Obligation, 5.500%
                            due 11/15/29
$  3,390,625
                          Illinois Health Facilities Authority Revenue:
   3,000,000    AAA         Alexian Brothers Health System, FSA-Insured, 5.000%
                            due 1/1/19
2,928,750
   1,000,000    A-          Centegra Health System, 5.250% due 9/1/18
968,750
     937,000    AAA         Community Provider Pooled Loan Program, FSA-Insured,
                              7.350% due 8/15/10
1,017,816
   3,500,000    BBB         Mercy Hospital and Medical Center, 7.000% due 1/1/07
3,762,500
   1,000,000    AAA         Methodist Health System, Series B, AMBAC-Insured,
                              RIBS Variable Rate, 10.277% due 5/1/21(e)
1,167,500
   4,000,000    AAA         Rush-Presbyterian St. Luke's Medical Center, INFLOS,
                              MBIA-Insured, Variable Rate, 10.375% due
10/1/24(e)                 4,750,000
     900,000    BBB+      Klamath Falls, OR Inter-Community Hospital Merle West,
                            7.100% due 9/1/24
985,500
   4,855,000    BBB       Louisiana Public Facilities Authority Revenue,
(General
                            Health Systems Project), 6.800% due 11/1/16
5,370,844
   2,000,000    A         Maricopa County, AZ IDA Health Facilities Revenue,
                            (Catholic Healthcare West Project), Series A, 5.000%
                            due 7/1/16
1,977,500
   1,000,000    AAA       Massachusetts State Health & Educational Facilities
                            Authority Revenue, St. Elizabeth Hospital, LEVRRS,
                            FSA-Insured, 10.520% due 8/15/21(e)
1,162,500
   1,595,000    AAA       Massachusetts State Industrial Finance Agency Revenue,
                            University Commons Nursing, Series A, FHA-Insured,
                            6.550% due 8/1/18
1,768,456
     500,000    BBB       Miami County, OH Hospital Facilities Refunding &
Improvement,
                            Upper Valley Medical Center, Series A, 6.375% due
5/15/26               535,625
   4,835,000    AA        Missouri State Health & Educational Facilities
Authority,
                            BJC Health Systems, 6.750% due 5/15/13
5,856,394
     450,000    A-        New York State Medical Care Facilities Financing
Agency,
                            Long Term Health Care, Medical Health Services,
                            Series 91B, 7.400% due 2/15/18
494,437
   5,000,000    AA-       North Carolina Medical Care Community Hospital
Revenue,
                            Pitt County Memorial Hospital, Series A, 4.750%
                            due 12/1/28
4,637,500
   2,000,000    Aa2*      Peninsula Ports Authority, VA Health System Revenue,
                            (Riverside Health System Project), 5.000% due 7/1/18
1,972,500
   1,000,000    AAA       Pennsylvania State Higher Educational Facilities
Authority,
                            Health Services Revenue, Allegheny Delaware Valley,
                            Series A, MBIA-Insured, 5.600% due 11/15/09
1,002,500
   1,500,000    Aaa*      Randolph County, WV Community Health System Revenue,
                            Davis Health System, Series A, FSA-Insured, 5.200%
                            due 11/1/21
1,500,000
   5,000,000    AAA       Shelby County, TN Health Educational & Housing
Facility
                            Board, Hospital Revenue, Methodist Healthcare,
                            MBIA-Insured, 5.000% due 4/1/18
4,931,250
   3,000,000    AAA       University of Illinois, Health Services Facilities,
                            Series A, AMBAC-Insured, 5.875% due 10/1/26
3,266,250
   2,375,000    AA-       Vermont Educational & Health Building Finance Agency,
                            H. Porter, FHA-Insured, 7.100% due 2/1/31
2,514,531
   1,500,000    A         Washington Health Care Facilities Authority Refunding
1990,
                            Our Lady of Lourdes Health Center, Pasco, LOC AIB
Group,
                            7.875% due 12/1/09(d)
1,591,875
   1,300,000    AAA       Washington State Health, Sisters of Providence,
                            FGIC-Insured, 6.375% due 10/1/09
1,506,375
   2,500,000    A3*       Wisconsin State Health & Educational Facilities
Authority
                            Revenue, Monroe Clinic Inc., 5.375% due 2/15/22
2,462,500
--------------------------------------------------------------------------------
----------------------------

72,165,166
--------------------------------------------------------------------------------
----------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                             SECURITY
VALUE
================================================================================
============================
Housing: Multi-Family -- 8.9%
 $ 1,000,000    AAA       Boston, MA IDA Financing Revenue, North End Community,
                            Series A, FHA-Insured, 6.450% due 8/1/37
$  1,098,750
   2,535,000    Aaa*      Chicago, IL Multi-Family Housing, Hearts United
Apartments,
                            Series A, GNMA-Collateralized, 5.600% due 1/1/41(b)
2,576,194
     250,000    Aaa*      Cuyahoga County, OH Multi-Family Housing, Dalebridge
                            Apartments, GNMA-Collateralized, FHA-Insured,
                            6.500% due 10/20/20(b)
267,500
   1,500,000    A+        Illinois Housing Development Authority Refunding,
                            Multi-Family Housing, Series 91A, 8.125% due 7/1/10
1,627,500
   1,500,000    AA-       Indiana State HFA, Multi-Family Housing Mortgage
                            Revenue, Hunters Run, FHA-Insured, 7.250% due
5/1/18(b)               1,612,500
   4,290,000    Aa2*      Indianapolis, IN EDA, Multi-Family Housing Mortgage
Revenue,
                            (Castle Dore Apartments Project), FHA-Insured,
6.100%
                            due 12/1/37(b)
4,622,475
   5,000,000    Aa2*      Iowa Finance Authority, Prestwick Apartments, FHA-
Insured,
                            7.500% due 12/1/36(b)(d)
6,275,000
     300,000    Aaa*      Kent, OH Multi-Family Housing, GNMA-Collateralized,
                            FHA-Insured, 7.150% due 12/20/26(b)
335,625
   1,000,000    A         King County, WA Housing Authority Revenue, Series A,
                            6.800% due 3/1/26
1,055,000
   3,480,000    AAA       Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                            (National Health Facilities II Project), FSA-
Insured,
                            5.500% due 1/1/24
3,627,900
   2,000,000    A+        Massachusetts State HFA, Multi-Family Residential
Housing,
                            Series A, FHA-Insured, 7.800% due 8/1/22(b)
2,063,840
   1,935,000    AAA       Mohave County, AZ IDA, Multi-Family Housing, Copper
Ridge
                            Apartments, FHA-Insured, 7.375% due 4/1/32(b)
2,116,406
                          Nevada Housing Division, Multi-Unit Housing:
   1,250,000    Aa3*        Campaige, Series A, 5.450% due 10/1/18(b)
1,239,062
   1,250,000    AAA         Saratoga Palms, FNMA-Collateralized, 6.350% due
10/1/28(b)            1,332,813
   1,050,000    AAA       New Mexico Mortgage Finance Authority, Multi-Family
                            Housing Revenue, Bluffs at Tierra Contenta, Series
A,
                            FSA-Insured, 5.200% due 1/1/19(b)
1,038,188
     500,000    A1*       Portland, OR Multi-Family Housing, 6.250% due
5/1/12(b)                   526,250
   1,000,000    BBB       Roanoke, VA Redevelopment & Housing Authority, Multi-
Family
                            Housing Revenue Refunding, United Dominion-Laurel
Ridge,
                            6.625% due 5/1/23(b)
1,048,750
   1,000,000    AAA       Rogers County, OK HFA, Multi-Family Revenue,
                            FNMA-Collateralized, Series A, FHA-Insured, 7.750%
                            due 8/1/23
1,073,750
   2,347,000    AAA       Seattle Housing Authority, WA Low Income Housing
Revenue,
                            GNMA-Collateralized, 7.400% due 11/20/36
2,716,653
   2,550,000    A         Suffolk, VA Redevelopment & Housing Authority, Multi-
Family
                            Housing Residential Rental, Brooke Ridge, 5.250%
                            due 10/1/18
2,562,750
                          Texas State Department of Housing & Community Affairs:
   1,000,000    AAA         Multi-Family Revenue, (Volente Project),
                              FNMA-Collateralized, 5.550% due 1/1/18(b)
1,021,250
   1,000,000    AAA         Residential Mortgage Revenue, Series A, GNMA/
                              FNMA-Collateralized, 5.250% due 7/1/18(b)
1,003,750
--------------------------------------------------------------------------------
----------------------------

40,841,906
--------------------------------------------------------------------------------
----------------------------
Housing: Single-Family -- 5.9%
     520,000    AAA       Arkansas Housing Development, Single-Family Mortgage
                            Revenue, Series A, GNMA-Collateralized, 7.400%
                            due 9/1/23(b)
546,000
     395,000    Aaa*      Aurora Kane & Dupage, IL Single-Family Mortgage
Revenue,
                            Series A, GNMA/FHLMC-Collateralized, 7.950% due
                            10/1/25(b)
448,819
     495,000    Aa2*      Colorado HFA, Single-Family Program Refunding, Sr.
Bonds,
                            Series 94 D-1, 8.000% due 12/1/24
536,456

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                             SECURITY
VALUE
================================================================================
============================
Housing: Single-Family -- 5.9% (continued)
$  3,260,000    AAA       Cowley & Shawnee Counties, KS Mortgage Revenue, Series
B,
                            AMBAC-Insured, GNMA-Collateralized, zero coupon bond
                            to yield 7.868% due 6/1/22(b)
$    546,050
     770,000    AAA       District of Columbia HFA, Collateralized Revenue,
                            Single-Family,  Series 90A, GNMA/FHLMC/
                            FNMA-Collateralized, 8.100% due 12/1/23(b)
806,575
     475,000    AAA       Fort Worth, TX Housing Finance Corp., Single-Family
                            Mortgage Revenue, Series A, GNMA-Collateralized,
                            zero coupon bond to yield 7.997% due 6/1/21
80,156
   2,000,000    AAA       Georgia State Housing & Finance Authority Revenue,
                            Single-Family Mortgage, Sub-Series A-2, FHA-Insured,
                            6.550% due 12/1/27(b)
2,125,000
     700,000    AA        Idaho Housing Agency, Single-Family Mortgage, Series
C-2,
                            FHA-Insured, 7.900% due 1/1/22(b)
722,589
     670,000    Aa1*      Illinois Housing Development Authority, Residential
                            Mortgage Revenue, Series 89A, 7.400% due 2/1/20(b)
685,939
     405,000    Aa2*      Labette County, KS Single-Family Mortgage Revenue
                            Refunding, Series A, 8.400% due 12/1/11
431,831
   1,840,000    Aa2*      Maryland State Community Development Administration,
                            Single-Family Mortgage Revenue, FHA-Insured, 7.450%
                            due 4/1/32(b)
1,920,500
                          Missouri State Housing Development Community Mortgage
                          Revenue:
     545,000    AAA         GNMA-Collateralized, Series A, zero coupon bond to
                            yield 7.337% due 7/1/23
93,331
     875,000    AAA         GNMA/FNMA-Collateralized, Series C, 7.450% due
9/1/27(b)                992,031
                          Nebraska Investments Finance Authority:
     400,000    AAA         GNMA-Collateralized, RIBS Variable Rate, 10.521%
                            due 10/17/23(b)(e)
444,500
     200,000    AAA         Single-Family Mortgage Revenue, GNMA-Collateralized,
                            1990 Series 3,
                              RIBS Variable Rate, 11.814% due 9/10/30(b)(e)
219,250
     259,875    AA        Nevada Housing Development Single-Family Mortgage
Revenue,
                            Series 1983 B, FHA-Insured, zero coupon bond to
yield
                            10.245% due 4/1/15
51,325
   1,335,000    Aa3*      New Hampshire State HFA, Single-Family Residential
                            Mortgage, 7.250% due 7/1/15(b)
1,405,087
                          New Mexico Mortgage Finance Authority,
                            FNMA/GNMA/FHLMC-Collateralized:
   1,000,000    AAA           Single-Family Mortgage, Series B-3, 5.400% due
7/1/18               1,016,250
   1,000,000    AAA           Single-Family Mortgage Program, Series D-3, 5.250%
                              due 7/1/17
1,011,250
                          Ohio Housing Finance Agency Residential Mortgage,
                          GNMA-Collateralized:
     250,000    AAA         Series A-1, 6.100% due 9/1/14
263,437
                            Series A-2:
     160,000    AAA           6.125% due 9/1/24(b)
164,400
     230,000    AAA           6.625% due 3/1/26(b)
242,937
     470,000    Aa2*      Oregon State Housing & Community Services Department,
                            Mortgage Revenue, Single-Family Mortgage Program,
                            Series D, 6.500% due 7/1/24(b)
495,262
     125,000    BBB-      Panhandle, TX Regional Housing Finance Corp., Single-
Family
                            Mortgage Revenue, 10.375% due 3/1/09
126,562
   1,000,000    AA+       Pennsylvania State HFA, Single-Family Mortgage
Revenue,
                            Series 39B, 6.875% due 10/1/24(b)
1,068,750
   1,425,000    AAA       Pima County, AZ Single-Family Mortgage Revenue, Series
A,
                            GNMA/FNMA/FHLMC-Collateralized, step bond to yield
6.250%
                            due 11/1/29(b)
1,512,281
     445,000    AAA       Prince Georges County, MD Housing Authority, Single-
Family
                            Mortgage Revenue Refunding, Series A, GNMA-
Collateralized,
                            8.000% due 1/1/17
486,162

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                             SECURITY
VALUE
================================================================================
============================
Housing: Single-Family -- 5.9% (continued)
$  1,600,000    AAA       Reno County, KS Single-Family Mortgage Revenue, Series
A,
                            AMBAC-Insured, zero coupon bond to yield 11.039%
                            due 12/1/14
$    278,000
                          Rhode Island Housing & Mortgage Financing Corp., Home
                            Ownership:
   1,500,000    AA+         Opportunity Bonds, Series 8, INFLOS Variable Rate,
                              10.833% due 4/1/24(b)(e)
1,646,250
     720,000    AA+         Series 88-ID, 7.875% due 10/1/21(b)
739,181
   1,900,000    AAA       South Dakota Housing Development Authority, Home
Ownership
                            Mortgage Board, Series C, 7.300% due 5/1/24(b)
1,983,125
     405,156    A1*       St. Bernard Parish, LA Home Mortgage Authority,
Single-Family
                            Mortgage Revenue Refunding, Series A, 8.000% due
3/25/12                434,529
     325,000    AAA       Travis County, TX Housing Finance Corp., Single-Family
                            Mortgage Revenue, Series B, GNMA/FNMA-
Collateralized,
                            7.100% due 10/1/27(b)
348,562
     375,000    AAA       Utah HFA, Single-Family Mortgage Revenue, FHA-Insured,
                            7.300% due 7/1/16
392,812
   2,375,000    AA+       Virginia State Housing Development Authority,
Commonwealth
                            Mortgage, Series A, 7.150% due 1/1/33
2,499,688
     310,000    AA        Wyoming Community Development Authority, FHA-Insured,
                            8.125% due 6/1/21(b)
322,012
--------------------------------------------------------------------------------
----------------------------

27,086,889
--------------------------------------------------------------------------------
----------------------------
Industrial Development -- 3.3%
   1,100,000    A-1+      California State EDA Financing Revenue, (California
                            Independent System Project), Series B, 3.000%
                            due 4/1/08(f)
1,100,000
   2,650,000    A         Iowa Finance Authority, (Governor Square Project),
7.250%
                            due 4/1/14 2,740,524 1,640,000 AA Oklahoma City, OK
                            Industrial & Culture Facilities, 6.750% due
9/15/17(b)                1,655,941
   5,000,000    BBB+      Oklahoma Development Finance Authority Revenue,
                            Hillcrest Healthcare System, Series A, 5.625% due
                            8/15/19
5,000,000
   1,000,000    A+        Rensselaer County, NY IDA, Albany International Corp.,
                            7.550% due 6/1/07(b)
1,171,250
   1,000,000    A3*       Tucson, AZ Airport Authority Inc., Special Facilities
                            Revenue Bonds, Lockheed Aeromod Center Inc., Series
                            1990, 8.700% due 9/1/19(b)
1,082,500
   2,000,000    A+        West Chicago, IL IDR, (Leggett & Platt Inc. Project),
                            6.900% due 9/1/24(b)
2,207,500
--------------------------------------------------------------------------------
----------------------------

14,957,715
--------------------------------------------------------------------------------
----------------------------
Life Care -- 2.6%
   3,225,000    Aa*       Hamilton County, OH Mortgage Revenue, Judson Care
Center,
                            Series A, FHA-Insured, 6.500% due 8/1/26
3,483,000
   2,500,000    BBB       Illinois Development Finance Authority Health
Facilities,
                            Community Living, 7.125% due 3/1/10
2,668,750
   1,000,000    Baa1*     Indianapolis, IN Industrial EDR, 7.625% due 10/1/22
1,103,750
                          Massachusetts State Industrial Finance Agency Revenue:
   1,400,000    AAA         Briscoe House Assisted Living, FHA-Insured, 7.125%
due
                              2/1/36(b)
1,606,500
   1,940,000    AAA         Chelsea Jewish, Series A, FHA-Insured, 6.500% due
8/1/37              2,160,675
   1,000,000    Aaa*      Reynoldsburg, OH Health Care Facilities Revenue,
(Wesley
                            Ridge Project), GNMA-Collateralized, 6.150% due
10/20/38              1,058,750
--------------------------------------------------------------------------------
----------------------------

12,081,425
--------------------------------------------------------------------------------
----------------------------
Miscellaneous -- 6.5%
   1,050,000    AA        Bernalillo County, NM Gross Receipts, Tax Revenue,
                            5.125% due 4/1/17
1,073,625
                          Dauphin County, PA General Authority:
   4,000,000    NR          Hyatt Regency, 6.200% due 1/1/29
3,995,000
   1,000,000    NR          Riverfront Office, 6.000% due 1/1/25
1,000,000
   1,000,000    Baa3*     Edmond, OK EDA, Collegiate Housing Foundation, Series
A,
                            5.375% due 12/1/19
980,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                             SECURITY
VALUE
================================================================================
============================
Miscellaneous -- 6.5% (continued)
$  2,000,000    Baa2*     Galveston, TX Special Contract Revenue, (Farmland
                            Industries Inc. Project), 5.500% due 5/1/15
$  2,005,000
   3,000,000    AAA       Georgia Local Government COP, Series A, MBIA-Insured,
                            4.750% due 6/1/28
2,872,500
   2,000,000      A       Illinois Development Finance Authority Revenue
                            Refunding, City of East St. Louis, 7.250% due
11/15/09                2,230,000
   1,500,000    AAA       Indiana Bond Bank Guaranty State Revolving Fund,
Series B,
                            6.875% due 2/1/12
1,711,875
   2,500,000    AAA       Louisiana Local Government Environmental Facilities,
                            Community Development Authority Revenue, Capital
                            Projects & Equipment Acquisition, AMBAC-Insured,
                            5.250% due 12/1/18
2,559,375
   3,000,000    AAA       Maine Municipal Bond Bank, Series C, FSA-Insured,
5.350%
                            due 11/1/18
3,063,750
      35,000    A2*       Oregon State Bond Bank, Economic Development
Department,
                            Series 1, 6.700% due 1/1/15
39,200
   1,330,000    NR        Seward, AK, (Sealife Center Project), 7.650% due
10/1/16                1,423,100
   2,500,000    A-        Summit County, CO Sports Facilities Refunding Revenue,
                            (Keystone Resorts Management Inc. Project), Ralston
                            Purina Co. Guaranteed, 7.750% due 9/1/06
2,978,125
   3,550,000    AAA       Wisconsin Center District, WI Tax Revenue, FSA-
Insured,
                            5.250% due 12/15/23
3,669,813
--------------------------------------------------------------------------------
----------------------------

29,601,363
--------------------------------------------------------------------------------
----------------------------
Pollution Control -- 6.9%
   5,000,000    Aa3*      Brazos River, TX Navigation District, (BASF Corp.
Project),
                            6.750% due 2/1/10(d)
5,900,000
   1,500,000    A3*       De Soto Parish, LA Environmental Improvement Revenue,
                            (International Paper Co. Project), Series A, 5.600%
                            due 11/1/22(b)
1,515,000
   1,000,000    VMIG 1*   Hillsborough County, FL IDA PCR, (Tampa Electric Co.
Project),
                            3.150% due 9/1/25(f)
1,000,000
   3,600,000    AA-       La Crosse, WI Resource Recovery Revenue, (Northern
States
                            Power Co. Project), 6.000% due 11/1/21(b)
4,009,500
   2,000,000    AAA       Matagorda County, TX Navigational District No. 2,
Houston
                            Power & Light, Series D, FGIC-Insured, 7.600% due
10/1/19(b)          2,078,100
   2,000,000    BBB-      Mississippi Business Finance Corp., MS, (System Energy
                            Resolution Inc. Project), 5.875% due 4/1/22
1,992,500
   1,500,000    AAA       Monroe County, MI, (Detroit Edison Co. Project),
7.650%
                            due 9/1/20(b)
1,603,125
     855,000    NR        New Jersey EDA Revenue, (Atlantic City Sewer Project),
                            7.250% due 12/1/11(b)
930,881
     500,000    NR        Ohio State Solid Waste Revenue, Republic Engineered
Steels
                            Inc., 9.000% due 6/1/21(b)
554,375
   1,850,000    A2*       Richland, SC Solid Waste Facility, (Union Camp
Project),
                            7.125% due 9/1/21(b)
1,988,750
   3,000,000    NR        Rockdale County, GA Solid Waste Authority Revenue,
7.500%
                            due 1/1/26(b)
3,191,250
   1,945,000    BBB       Saint Charles Parish, LA, Union Carbide, 7.350% due
11/1/22(b)          2,124,913
   1,130,000    A         Southwestern IL Development Authority, Solid Waste
                            Disposal Revenue, (Laclede Steel Co. Project),
8.500%
                            due 8/1/20(b)
1,152,600
   3,200,000    Baa2*     Sweetwater County, WY Solid Waste Disposal Revenue,
                            (FMC Corp. Project), 7.000% due 6/1/24(b)
3,500,000
--------------------------------------------------------------------------------
----------------------------

31,540,994
--------------------------------------------------------------------------------
----------------------------
Pre-Refunded(g) -- 3.2%
   1,500,000    AAA       Chattanooga-Hamilton County, TN Hospital Authority
Revenue,
                            FSA-Insured, (Call 5/1/01 @ 104), 10.483% due
5/25/21(e)              1,751,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                             SECURITY
VALUE
================================================================================
============================
Pre-Refunded(g) -- 3.2% (continued)

$  1,000,000    AAA       Delaware County, PA Authority Revenue, (Elwyn Inc.
Project),
                            (Call 6/1/00 @ 102), 8.350% due 6/1/15
$  1,075,000
      85,000    AAA       Denver, CO City & County Airport Revenue, Series A,
(Call
                            11/15/00 @ 102), 8.500% due 11/15/23(b)
93,181
   3,500,000    AAA       Elkhart County, IN Hospital Authority Revenue, Elkhart
                            General Hospital Insured, (Call 7/1/02 @ 102),
7.000%
                            due 7/1/12
3,806,250
   2,000,000    AAA       Fairfax County, VA IDA, Series A, (Call 8/28/01 @
104),
                            10.177% due 8/29/23(e)
2,365,000
     500,000    AAA       Illinois Health Facility Authority Revenue, United
Medical
                            Center, (Call 7/1/03 @ 100), 8.375% due 7/1/12
587,500
     130,000    AAA       New York City, NY GO, Series D, (Call 2/1/02 @
                            101.5), 7.500% due 2/1/16
144,787
                          North Carolina Eastern Municipal Power Agency, Power
                            System Revenue Refunding, (Call 1/1/22 @ 100):
   1,000,000    AAA           4.500% due 1/1/24
942,500
   1,310,000    AAA           6.000% due 1/1/26
1,501,588
     200,000    AAA       Ohio State Building Authority, Juvenile Correction
Facility,
                            Series A, AMBAC-Insured, (Call 10/1/04 @ 102),
6.600%
                            due 10/1/14
229,250
     365,000    AAA       Oregon State Bond Bank Revenue, Series 1, (Call 1/1/03
@ 102),
                            6.700% due 1/1/15
406,975
   1,095,000    AAA       Portland, TX Community Center Sales Tax Gross Revenue,
                            (Call 2/15/04 @ 102), 7.000% due 2/15/25
1,257,881
     300,000    AAA       Summit County, OH Addiction & Mental Health
Facilities,
                            AMBAC-Insured, (Call 12/1/04 @ 102), 6.400% due
12/1/14                 342,750
--------------------------------------------------------------------------------
----------------------------

14,503,912
--------------------------------------------------------------------------------
----------------------------
Public Facilities -- 5.1%
   5,000,000    AAA       Chicago, IL Lakefront Millennium Parking Facilities,
                            MBIA-Insured, 5.000% due 1/1/18
4,931,250
   2,500,000    A-        Dekalb County, IN Redevelopment, (Mini-Mill Local
Public
                            Improvement Project), 6.500% due 1/15/14
2,746,875
   2,750,000    AAA       Harrisburg, PA Redevelopment Authority, FSA-Insured,
zero
                            coupon bond to yield 5.220% due 5/1/21
883,438
                          Indianapolis, IN Local Public Improvement Bond Bank:
   3,685,000    AA          Series 1992 D, 6.750% due 2/1/14
4,436,777
   3,000,000    AA          Series B, 6.000% due 1/10/13
3,379,110
   2,000,000    BBB+      Triborough Bridge & Tunnel Authority, NY, (Convention
                            Center Project), Series E, 7.250% due 1/1/10
2,327,500
   3,960,000    A         Tulsa, OK Public Facilities Authority, Lease Payment
                            Revenue Refunding, Assembly Center, 6.600% due
7/1/14                 4,732,200
--------------------------------------------------------------------------------
----------------------------

23,437,150
--------------------------------------------------------------------------------
----------------------------
Tax Allocation -- 1.0%
   2,000,000    AAA       Illinois State Sales Tax Revenue, Series P, 6.500%
                            due 6/15/13
2,337,500
   1,000,000    AAA       La Quinta, CA Redevelopment Agency, MBIA-Insured,
7.300%
                            due 9/1/12
1,283,750
   1,000,000    BBB-      Providence, RI Special Obligation, Tax Increment,
Series D,
                            6.650% due 6/1/16
1,085,000
--------------------------------------------------------------------------------
----------------------------

4,706,250
--------------------------------------------------------------------------------
----------------------------
Transportation -- 9.4%
   3,000,000    Baa1*     Alliance Airport Authority Inc., TX Special Facilities
                            Revenue, (American Airlines Inc. Project), 7.500%
due
                            12/1/29(b)(d)
3,198,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                             SECURITY
VALUE
================================================================================
============================
Transportation -- 9.4% (continued)
$  2,000,000    Baa1*     Chicago, IL O'Hare International Airport, Special
                            Facility Revenue, International Terminal, Series
1985A,
                            (American Airlines Inc. Project), 7.875% due
                            11/1/25(b)(d)
$  2,142,500
   5,000,000    AAA       Clark County, NV Passenger Facility Charge Revenue,
Las
                            Vegas McCarran International Airport, MBIA-Insured,
                            5.000% due 7/1/18
4,925,000
   2,010,000    NR        Connecticut Development Authority, Airport Facilities
                            Revenue, 6.625% due 12/1/14(b)
2,173,313
   4,000,000    AAA       Delaware Valley, PA Regional Finance Authority, Local
                            Government Revenue, Series A, AMBAC-Insured, 5.500%
                            due 8/1/28
4,295,000
                          Denver, CO City & County Airport Revenue:
     915,000    BBB+        Series A, 8.500% due 11/15/23(b)
987,056
   3,130,000    BBB+        Series B, 7.250% due 11/15/07(b)
3,443,000
   4,000,000    AAA       Massachusetts Bay Transportation Authority, General
                            Transportation System, Series A, MBIA-Insured,
                            4.500% due 3/1/26
3,630,000
   2,470,000    Aaa*      Massachusetts State Turnpike Authority, Highway
Systems
                            Revenue, MBIA-Insured, Series C, zero coupon bond to
                            yield 5.545% due 1/1/21
815,100
                          New Hampshire State Turnpike Systems Revenue
Refunding,
                          FGIC-Insured:
   2,500,000    AAA         6.750% due 11/1/11
2,896,875
   1,000,000    AAA         RIBS, Series C, 10.083% due 11/1/17(e)
1,342,500
                          Puerto Rico Commonwealth Highway & Transportation
Authority:
                            Highway Revenue, Series Y:
   3,000,000    A             5.000% due 7/1/36
2,966,250
   1,000,000    A             5.500% due 7/1/36
1,071,250
   1,000,000    A           Transportation Revenue, Series A, 4.750% due 7/1/38
958,750
                          Regional Transit Authority, IL:
   2,000,000    AAA         Series A, AMBAC-Insured, 6.400% due 6/1/12
2,335,000
   1,045,000    AAA         Series C, FGIC-Insured, 7.750% due 6/1/20
1,370,256
   5,000,000    AAA       San Francisco, CA City & County Airport, International
                            Airport Revenue, Second Series 15B, MBIA-Insured,
                            4.500% due 5/1/28
4,568,750
--------------------------------------------------------------------------------
----------------------------

43,119,350
--------------------------------------------------------------------------------
----------------------------
Utility -- 8.4%
   2,120,000    AAA       Alaska Energy Authority Power Revenue, Bradley Lake,
                            Series 5, FSA-Insured, 5.000% due 7/1/21
2,043,150
   3,000,000    AAA       Brownsville, TX Utility System Revenue Priority
Refunding,
                            MBIA-Insured, 6.250% due 9/1/14
3,487,500
   3,000,000    AAA       Clark County, NV IDR, (Nevada Power Co. Project),
                            FGIC-Insured, 7.800% due 6/1/20(b)
3,176,250
   4,000,000    BBB-      Clarksville, TN Natural Gas Acquisition Corp., Series
A,
                            7.500% due 11/1/04
4,173,840
     195,000    AAA       Cleveland, OH Public Power System, MBIA-Insured,
Series B,
                            7.000% due 11/15/17
213,525
                          Georgia Municipal Electric Authority Power Revenue:
   1,500,000    AAA         Series EE, AMBAC-Insured, 7.250% due 1/1/24
1,978,125
   2,500,000    A           Series X, 6.500% due 1/1/12
2,896,875
   1,250,000    AAA       Hawaii State Department Budget & Finance, Hawaiian
                            Electric Co., Inc., Series A, MBIA-Insured, 5.650%
                            due 10/1/27(b)
1,328,125
   5,000,000    AAA       Matagorda County, TX Navigational District No. 1
Revenue,
                            Houston Lighting, AMBAC-Insured, 5.125% due
11/1/28(b)                5,012,500
   2,500,000    NR        Michigan State Strategic Fund, Resource Recovery,
Limited
                            Obligation Revenue, Central Wayne Energy Recovery,
                            Series A, 7.000% due 7/1/27(b)
2,528,125

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                             SECURITY
VALUE
================================================================================
============================
Utility -- 8.4% (continued)
$  1,000,000    A+        New York State Energy Research & Development, (Con
                            Edison Project A), 7.125% due 12/1/29(b)
$  1,133,750
   1,775,000    Baa1*     North Carolina Eastern Municipal Power Agency System
                            Revenue, Series B, 6.000% due 1/1/22
1,919,219
   1,235,000    AAA       Piedmont, SC Municipal Power Agency, Electric Revenue
                            Refunding, FGIC-Insured, 6.750% due 1/1/20
1,508,244
                          San Antonio, TX Electric & Gas, Series A:
   2,000,000    Aa1*        5.250% due 2/1/16
2,052,500
   1,625,000    Aa1*        4.500% due 2/1/21
1,507,188
   3,500,000    Aa1*      Washington State Public Power Supply System Revenue,
                            (Nuclear Project No. 3), Series A, 5.125% due 7/1/18
3,443,125
--------------------------------------------------------------------------------
----------------------------

38,402,041
--------------------------------------------------------------------------------
----------------------------
Water & Sewer -- 5.4%
   2,400,000    A         Dauphin County, PA IDA, General Water Works Corp.,
                            6.900% due 6/1/24(b)
2,952,000
                          Honolulu, HI City & County Wastewater System Revenue,
                            Second Bond Resolution, Jr. Series, FGIC-Insured:
   4,000,000    AAA           4.500% due 7/1/28
3,625,000
   2,750,000    Aaa*          Zero coupon bond to yield 5.050% due 7/1/16
1,144,688
  10,000,000    AAA       Houston, TX Water & Sewer System Revenue, Series A,
                            FSA-Insured, zero coupon bond to yield 5.500% due
12/1/23             2,775,000
   2,000,000    A         Idaho State Water Resources Board, Water Revenue,
Resource
                            Development, Borse Water Corp., 7.250% due
12/1/21(b)                 2,152,500
   2,000,000    AAA       Jefferson County, AL Sewer Revenue, Series D, FGIC-
Insured,
                            5.750% due 2/1/27
2,157,500
   2,750,000    AAA       Massachusetts State Water Resource Authority, Series
A,
                            FSA-Insured, 4.750% due 8/1/37
2,536,875
     400,000    A2*       Ohio Water Development Authority, (Broken Hill
Project),
                            6.450% due 9/1/20(b)
434,000
   3,400,000    NR        Port of Umatilla, OR Water Project Revenue, Series
1994,
                            LOC ABN AMRO Bank, 6.650% due 8/1/22(b)
3,633,750
   2,750,000    A         Trumbull County, OH Sewer Disposal Revenue, (General
                            Motors Corp. Project), 6.750% due 7/1/14(b)
3,251,875
--------------------------------------------------------------------------------
----------------------------

24,663,188
--------------------------------------------------------------------------------
----------------------------
                          TOTAL INVESTMENTS -- 100%
                          (Cost-- $428,306,753**)
$458,799,339
================================================================================
============================

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purpose of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Security segregated by Custodian for open purchase commitments.
(e) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
(f) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(g) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 17 and 18 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B    -- Bonds rated "BB" and "B" are regarded, on balance, as
               predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and B the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa         -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa          -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A           -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa         -- Bonds rated "Baa" are considered to be medium grade obligations,
               i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR          -- Indicates that the bond is not rated by either Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1        -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1         -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1      -- Moody's highest rating for issues having a demand feature --
               VRDO.

P-1         -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG        -- Association of Bay Area Governors

AIG         -- American International Guaranty

AMBAC       -- American Municipal Bond Assurance Corporation

BAN         -- Bond Anticipation Notes

BIG         -- Bond Investors Guaranty

CGIC        -- Capital Guaranty Insurance Company

CHFCLI      -- California Health Facility Construction Loan Insurance

CONNIE
 LEE        -- College Construction Loan Association

COP         -- Certificate of Participation

EDA         -- Economic Development Authority

EDR         -- Economic Development Revenue

ETM         -- Escrowed To Maturity

FGIC        -- Financial Guaranty Insurance Company

FHA         -- Federal Housing Administration

FHLMC       -- Federal Home Loan Mortgage Corporation

FLAIRS      -- Floating Adjustable Interest Rate Securities

FNMA        -- Federal National Mortgage Association

FRTC        -- Floating Rate Trust Certificates

FSA         -- Financial Security Assurance

GIC         -- Guaranteed Investment Contract

GNMA        -- Government National Mortgage Association

GO          -- General Obligation Bonds

HDC         -- Housing Development Corporation

HFA         -- Housing Finance Authority

IDA         -- Industrial Development Authority

IDB         -- Industrial Development Board

IDR         -- Industrial Development Revenue

INFLOS      -- Inverse Floaters

ISD         -- Independent School District

LEVRRS      -- Leveraged Reverse Rate Securities

LOC         -- Letter of Credit

MBIA        -- Municipal Bond Investors Assurance Corporation

MVRICS      -- Municipal Variable Rate Inverse Coupon Security

PCR         -- Pollution Control Revenue

PSFG        -- Permanent School Fund Guaranty

RAN         -- Revenue Anticipation Notes

RIBS        -- Residual Interest Bonds

RITES       -- Residual Interest Tax-Exempt Securities

SYCC        -- Structured Yield Curve Certificate

TAN         -- Tax Anticipation Notes

TECP        -- Tax Exempt Commercial Paper

TOB         -- Tender Option Bonds

TRAN        -- Tax and Revenue Anticipation Notes

VA          -- Veterans Administration

VRDD        -- Variable Rate Daily Demand

VRWE        -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                               March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $428,306,753)                        $
458,799,339
    Cash
18,227
    Interest receivable
7,296,037
    Receivable for Fund shares sold
783,485
    Receivable for securities sold
616,116
    Other assets
15,024
--------------------------------------------------------------------------------
-----
    Total Assets
467,528,228
--------------------------------------------------------------------------------
-----

LIABILITIES:
    Payable for securities purchased
7,754,101
    Management fees payable
196,231
    Payable for Fund shares purchased
37,562
    Distribution fees payable
18,797
    Accrued expenses
44,515
--------------------------------------------------------------------------------
-----
    Total Liabilities
8,051,206
--------------------------------------------------------------------------------
-----
Total Net Assets                                                        $
459,477,022
================================================================================
=====

NET ASSETS:
    Par value of shares of beneficial interest                          $
32,893
    Capital paid in excess of par value
428,857,824
    Overdistributed net investment income
(6,771)
    Accumulated net realized gain from security
      transactions and futures contracts
100,490
    Net unrealized appreciation on investments
30,492,586
--------------------------------------------------------------------------------
-----
Total Net Assets                                                        $
459,477,022
================================================================================
=====

Shares Outstanding:
    Class A
28,956,051
  ------------------------------------------------------------------------------
-----
    Class B
2,611,236
  ------------------------------------------------------------------------------
-----
    Class L
1,325,875
  ------------------------------------------------------------------------------
-----
Net Asset Value:
    Class A (and redemption price)
$13.97
  ------------------------------------------------------------------------------
-----
    Class B *
$13.96
  ------------------------------------------------------------------------------
-----
    Class L **
$13.97
  ------------------------------------------------------------------------------
-----
Maximum Public Offering Price Per Share:
    Class A (net asset value plus 4.17% of net asset value per share)
$14.55
  ------------------------------------------------------------------------------
-----
    Class L (net asset value plus 1.01% of net asset value per share)
$14.11
================================================================================
=====

* Redemption price is NAV of Class B reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).

** Redemption price is NAV of Class L reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Statement of Operations                        For the Year Ended March 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                       $ 25,814,539
--------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 3)                                          1,976,562
    Distribution fees (Note 3)                                          897,871
    Shareholder and system servicing fees                               111,793
    Registration fees                                                    50,001
    Shareholder communications                                           41,501
    Pricing service fees                                                 27,999
    Custody                                                              21,962
    Audit and legal                                                      18,002
    Trustees' fees                                                        6,001
    Other                                                                10,001
--------------------------------------------------------------------------------
    Total Expenses                                                    3,161,693
--------------------------------------------------------------------------------
Net Investment Income                                                22,652,846
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 6):
    Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)          2,469,442
     Futures contracts                                                 (285,712)
--------------------------------------------------------------------------------
    Net Realized Gain                                                 2,183,730
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               32,584,043
     End of year                                                     30,492,586
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                          (2,091,457)
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                            92,273
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 22,745,119
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                For the Years Ended March 31,
--------------------------------------------------------------------------------


1999             1998
--------------------------------------------------------------------------------
---------------------
OPERATIONS:
    Net investment income                                              $
22,652,846    $  21,651,710
    Net realized gain
2,183,730       10,254,014
    Increase (decrease) in net unrealized appreciation
(2,091,457)       9,944,057
--------------------------------------------------------------------------------
---------------------
    Increase in Net Assets From Operations
22,745,119       41,849,781
--------------------------------------------------------------------------------
---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
    Net investment income
(22,962,050)     (22,052,414)
    Net realized gains
(6,368,394)      (4,341,908)
--------------------------------------------------------------------------------
---------------------
    Decrease in Net Assets From Distributions to Shareholders
(29,330,444)     (26,394,322)
--------------------------------------------------------------------------------
---------------------

FUND SHARE TRANSACTIONS (NOTE 7):
    Net proceeds from sale of shares
109,110,684       67,394,715
    Net asset value of shares issued in connection with
     the transfer of the Smith Barney Muni Funds --
     Ohio Portfolio's net assets (Note 5)
--        7,122,331
    Net asset value of shares issued for reinvestment of dividends
15,859,957       14,164,394
    Cost of shares reacquired
(66,059,971)     (75,971,741)
--------------------------------------------------------------------------------
---------------------
    Increase in Net Assets From Fund Share Transactions
58,910,670       12,709,699
--------------------------------------------------------------------------------
---------------------

Increase in Net Assets
52,325,345       28,165,158

NET ASSETS:
    Beginning of year
407,151,677      378,986,519
--------------------------------------------------------------------------------
---------------------
    End of year*                                                       $
459,477,022    $ 407,151,677
================================================================================
=====================
* Includes undistributed (overdistributed) net investment income of:   $
(6,771)   $     302,433
================================================================================
=====================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The National Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and seven other separate investment portfolios: Florida, Georgia, Limited Term, New York, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Other Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

On June 12, 1998, the Fund's existing Class C shares were renamed Class L shares. Effective June 15, 1998,


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. For the year ended March 31, 1999, SSB received sales charges of $691,000 and $24,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB and CFBDS were approximately $33,000 for Class B and $9,000 for Class L shares.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 1999, total Distribution Plan fees incurred were:

                                          Class A        Class B        Class L
================================================================================
Distribution Plan Fees                    $589,735       $187,451       $120,685
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

4. Investments

During the year ended March 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $311,813,384
--------------------------------------------------------------------------------
Sales                                                                266,265,966
================================================================================

At March 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $31,158,345
Gross unrealized depreciation                                          (665,759)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $30,492,586
================================================================================

5. Transfer of Net Assets

On December 5, 1997, the National Portfolio acquired the assets and certain liabilities of the Smith Barney Muni Funds -- Ohio Portfolio ("Ohio Portfolio") pursuant to a plan of reorganization approved by Ohio Portfolio shareholders on November 21, 1997. Total shares issued by the National Portfolio and the total net assets of the Ohio Portfolio and the National Portfolio on the date of the transfer were as follows:


                                 Shares             Total              Total
                                Issued by         Net Assets       Net Assets of
                               the National      of the Ohio        the National
Acquired Portfolio              Portfolio         Portfolio          Portfolio
================================================================================
Ohio Portfolio                   503,302         $  7,122,331      $387,765,783
================================================================================

The total net assets of the Ohio Portfolio before acquisition included unrealized appreciation of $525,586. Total net assets of the National Portfolio immediately after the transfer were $394,888,114. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts). At March 31, 1999, the Portfolios had no open futures contracts.

7. Shares of Beneficial Interest

At March 31, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At March 31, 1999, total paid-in capital amounted to the following for each class:

                                    Class A          Class B          Class L
================================================================================
Total Paid-in Capital             $374,279,247     $ 35,834,868     $ 18,776,602
================================================================================

Transactions in shares of each class were as follows:

                                            Year Ended March 31, 1999       Year
Ended March 31, 1998
                                            -------------------------       ----
---------------------
                                             Shares        Amount
Shares        Amount
================================================================================
=====================
Class A
Shares sold                                 5,972,128    $ 84,705,473
4,278,086    $ 60,139,642
Net asset value of shares issued in
  connection with the transfer of the
  Smith Barney Muni Funds --
  Ohio Portfolio's net assets (Note 5)             --              --
216,152       3,061,450
Shares issued on reinvestment                 999,932      14,128,508
919,860      12,952,448
Shares reacquired                          (4,199,657)    (59,498,849)
(5,066,000)    (70,997,885)
--------------------------------------------------------------------------------
---------------------
Net Increase                                2,772,403    $ 39,335,132
348,098    $  5,155,655
================================================================================
=====================
Class B
Shares sold                                 1,355,808    $ 19,259,918
435,980    $  6,185,158
Net asset value of shares issued in
  connection with the transfer of the
  Smith Barney Muni Funds --
  Ohio Portfolio's net assets (Note 5)             --              --
226,974       3,210,679
Shares issued on reinvestment                  72,634       1,024,830
43,558         613,782
Shares reacquired                            (251,968)     (3,557,223)
(204,149)     (2,891,933)
--------------------------------------------------------------------------------
---------------------
Net Increase                                1,176,474    $ 16,727,525
502,363    $  7,117,686
================================================================================
=====================
Class L+
Shares sold                                   361,021    $  5,145,293
75,660    $  1,069,915
Net asset value of shares issued in
  connection with the transfer of the
  Smith Barney Muni Funds --
  Ohio Portfolio's net assets (Note 5)             --              --
60,176         850,202
Shares issued on reinvestment                  50,013         706,619
42,562         598,164
Shares reacquired                            (211,749)     (3,003,899)
(148,687)     (2,081,923)
--------------------------------------------------------------------------------
---------------------
Net Increase                                  199,285    $  2,848,013
29,711    $    436,358
================================================================================
=====================

+ On June 12, 1998 Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class A Shares                                 1999(1)           1998
1997            1996          1995(2)
================================================================================
=======================================
Net Asset Value, Beginning of Year               $14.16          $13.60
$13.67          $13.32          $13.35
--------------------------------------------------------------------------------
---------------------------------------
Income (Loss) From Operations:
  Net investment income                            0.74            0.79
0.81            0.81            0.82
  Net realized and unrealized gain (loss)          0.03            0.73
(0.09)           0.35           (0.01)
--------------------------------------------------------------------------------
---------------------------------------
Total Income From Operations                       0.77            1.52
0.72            1.16            0.81
--------------------------------------------------------------------------------
---------------------------------------
Less Distributions From:
  Net investment income                           (0.75)          (0.80)
(0.79)          (0.81)          (0.84)
  Net realized gains                              (0.21)          (0.16)
--              --              --
--------------------------------------------------------------------------------
---------------------------------------
Total Distributions                               (0.96)          (0.96)
(0.79)          (0.81)          (0.84)
--------------------------------------------------------------------------------
---------------------------------------
Net Asset Value, End of Year                     $13.97          $14.16
$13.60          $13.67          $13.32
--------------------------------------------------------------------------------
---------------------------------------
Total Return                                       5.50%          11.47%
5.41%           8.83%           6.38%
--------------------------------------------------------------------------------
---------------------------------------
Net Assets, End of Year (000s)                 $404,498        $370,891
$351,395        $378,421        $401,364
--------------------------------------------------------------------------------
---------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.66%           0.66%
0.70%           0.70%           0.60%
  Net investment income                            5.21            5.61
5.92            5.88            6.30
--------------------------------------------------------------------------------
---------------------------------------
Portfolio Turnover Rate                              61%             87%
31%             27%             54%
================================================================================
=======================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class B Shares                                 1999(1)          1998
1997           1996         1995(2)
================================================================================
==================================
Net Asset Value, Beginning of Year              $14.16         $13.61
$13.67         $13.33         $12.41
--------------------------------------------------------------------------------
----------------------------------
Income (Loss) From Operations:
  Net investment income                           0.67           0.70
0.74           0.73           0.33
  Net realized and unrealized gain (loss)         0.02           0.74
(0.08)          0.35           0.91
--------------------------------------------------------------------------------
----------------------------------
Total Income From Operations                      0.69           1.44
0.66           1.08           1.24
--------------------------------------------------------------------------------
----------------------------------
Less Distributions From:
  Net investment income                          (0.68)         (0.73)
(0.72)         (0.74)         (0.32)
  Net realized gains                             (0.21)         (0.16)
--             --             --
--------------------------------------------------------------------------------
----------------------------------
Total Distributions                              (0.89)         (0.89)
(0.72)         (0.74)         (0.32)
--------------------------------------------------------------------------------
----------------------------------
Net Asset Value, End of Year                    $13.96         $14.16
$13.61         $13.67         $13.33
--------------------------------------------------------------------------------
----------------------------------
Total Return                                      4.92%         10.80%
4.95%          8.26%         10.11%++
--------------------------------------------------------------------------------
----------------------------------
Net Assets, End of Year (000s)                 $36,451        $20,313
$12,691        $11,605         $6,905
--------------------------------------------------------------------------------
----------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.16%          1.29%
1.20%          1.19%          1.19%+
  Net investment income                           4.71           4.95
5.42           5.37           5.75+
--------------------------------------------------------------------------------
----------------------------------
Portfolio Turnover Rate                             61%            87%
31%            27%            54%
================================================================================
==================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from November 7, 1994 (inception date) to March 31, 1995. ++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class L Shares(1)                              1999(2)         1998
1997            1996         1995(3)
================================================================================
==================================
Net Asset Value, Beginning of Year              $14.16         $13.59
$13.65         $13.32         $13.33
--------------------------------------------------------------------------------
----------------------------------
Income (Loss) From Operations:
  Net investment income                           0.65           0.69
0.73           0.73           0.74
  Net realized and unrealized gain (loss)         0.02           0.74
(0.08)          0.34          (0.01)
--------------------------------------------------------------------------------
----------------------------------
Total Income From Operations                      0.67           1.43
0.65           1.07           0.73
--------------------------------------------------------------------------------
----------------------------------
Less Distributions From:
  Net investment income                          (0.65)         (0.70)
(0.71)         (0.74)         (0.74)
  Net realized gains                             (0.21)         (0.16)
--             --             --
--------------------------------------------------------------------------------
----------------------------------
Total Distributions                              (0.86)         (0.86)
(0.71)         (0.74)         (0.74)
--------------------------------------------------------------------------------
----------------------------------
Net Asset Value, End of Year                    $13.97         $14.16
$13.59         $13.65         $13.32
--------------------------------------------------------------------------------
----------------------------------
Total Return                                      4.79%         10.71%
4.90%          8.13%          5.80%
--------------------------------------------------------------------------------
----------------------------------
Net Assets, End of Year (000s)                 $18,528        $15,926
$14,901        $16,563        $18,599
--------------------------------------------------------------------------------
----------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.24%          1.35%
1.27%          1.27%          1.23%
  Net investment income                           4.63           4.91
5.35           5.31           5.69
--------------------------------------------------------------------------------
----------------------------------
Portfolio Turnover Rate                             61%            87%
31%            27%            54%
================================================================================
==================================

(1) On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On November 7, 1994, the former Class B shares were renamed Class C shares.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1999:

      o 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

      o     Long-term capital gain distributions paid of $3,480,451.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the National Portfolio of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the National Portfolio of Smith Barney Muni Funds as of March, 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the National Portfolio of Smith Barney Muni Funds as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                      /s/ KPMG LLP

New York, New York
May 12, 1999


--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

Smith Barney
Muni Funds

Trustees

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Peter M. Coffey
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for general information of the shareholders of Smith Barney Muni Funds -- National Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.

SALOMON SMITH BARNEY
----------------------------------
       A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Muni Funds

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD2304 5/99






[Logo]

Smith Barney Muni Funds

California
Money Market
Portfolio

ANNUAL REPORT

March 31, 1999


[Logo]

Smith Barney Mutual Funds
Investing for your future.
Everyday.(R)

Smith Barney
Muni Funds


Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Muni Funds --California Money Market Portfolio ("Portfolio") for the year ended March 31, 1999. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.


Performance Update
As of March 31, 1999, the Portfolio's 7-day current yield was 2.32%. The Portfolio's 7-day effective yield, which reflects compounding, was 2.34%. This means that investors in the combined Federal and California state income tax bracket of 41.95% would have to earn 4.03% to match the tax-free income provided by the Portfolio.


Please note that an investment in the California Money Market Portfolio is not insured nor guaranteed by the Federal Deposit Insurance Agency or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.


Market Overview and Outlook
During the reporting period, two factors have set the stage for decreased supply in the municipal money market. Strong state finances -- as a result of increased income tax collections from strong economic growth -- have brought added liquidity to state and local government general funds. This in turn has decreased the need for short-term municipal issuance. Secondly, in the variable rate demand obligation market, supply has decreased as a result of many issuers extending out to the longer end of the municipal bond yield curve in order to lock in historically low borrowing rates.


[Picture Graphic]

HEATH B. MCLENDON

Chairman


[Picture Graphic]

JOSEPH P. DEANE

Vice President


[Picture Graphic]

JOSEPH BENEVENTO

Vice President


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

Variable rate demand obligations are demand instruments that usually have an indicated maturity of more than one year, but they contain a demand feature that enables the holder to redeem the investment on no more than 30 days notice. These instruments provide for automatic adjustment of new rates on set dates and are generally supported by letters of credit issued by domestic or foreign banks.


As a result of decreased supply, coupled with strong demand from many municipal money market funds, rates have become historically rich versus our taxable counterparts. Currently, the short end of the municipal market has already geared up for seasonal redemptions relating to individual and corporate income tax payments. As money is moved out of the market, we expect to see some relief and variable rate demand obligations should then represent better investment opportunities.


For most state and local governments, June signals the end of the current fiscal year and the pricing of a large portion of their annual note financings. With California's strong finances, we do not expect an increase in annual cash flow borrowing. However, we do anticipate an increase in California infrastructure financing projects in the form of bond anticipation notes (BANs) and that could help to ease supply concerns.


Investment Strategy
The Portfolio seeks to provide investors with income exempt from federal income taxes and California personal taxes by investing in a portfolio of high-quality, short-term, municipal obligations selected for liquidity and stability of principal. At the present time, we have shortened our target average maturity to a 40-45 day range. This shortening of the Portfolio's average maturity should position it for seasonal redemptions relating to individual and corporate tax payments. Over the coming months as we enter the note financing season, we will look to extend the Portfolio's average maturity.


California Economic Highlights
California's economy continues to expand from the recession of the early 1990s with solid employment gains and personal income growth. However, as Asia's recession continues, economic growth in the Golden State should be more moderate than previously experienced. As mentioned in our last letter, California's diverse economy base should enable economic expansion to continue well into the new millennium.


California's recent economic growth has been marked by strong growth in high technology business services including computer software and electronic manufacturing companies -- leading to higher financial stability and increased liquidity in the state. California's improved financial condition is also partly due to prudent budgeting by the state legislature. The rebuilding of cash and budget reserves should help California to sufficiently weather any mild national recession


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders
without much stress. In fact, the Golden State's unemployment dropped to 5.6% in February down from a revised 5.8% in January. This is the lowest unemployment rate in California since July of 1990 but still exceeds the national level. As we approach 2000, California's state debt levels are expected to increase as California begins to address its infrastructure needs. Yet, debt levels should remain within cap recommendations made by the State Treasurer.


In closing, thank you for investing in the California Money Market Portfolio. We look forward to continuing to help you pursue your financial goals.


Sincerely,


[Signature Graphic]

Heath B. McLendon
Chairman


[Signature Graphic]

Joseph P. Deane
Vice President


[Signature Graphic]

Joseph Benevento
Vice President

April 30, 1999


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

Schedule of Investments                                           March 31, 1999

      FACE
     AMOUNT     RATING(a)                             SECURITY
VALUE
--------------------------------------------------------------------------------
---------------------
 $  6,000,000   A-1+        ABAG Finance Luile Packard Child Hospital Series 93
                            AMBAC-Insured 2.70% (c)
$ 6,000,000
                            Alameda Contra Costa Schools Financing
                            Authority Project:
    8,410,000   A-1+          Series A 2.55% (c)
8,410,000
    5,000,000   A-1+          Series F 2.60% (c)
5,000,000
                            Alameda County:
   11,000,000   SP-1+        1999 TRAN 4.50% due 7/7/99
11,025,385
   19,843,000   SP-1+        Board of Education TRAN 6.00% due 6/30/99
19,955,598
   13,750,000   A-1+        Anaheim Electric RAN TECP 2.85% due 6/8/99
13,750,000
    4,500,000   NR+         Antioch USD TRAN 3.70% due 9/15/99
4,500,000
   10,000,000   A-1         Auburn USD COP Capital Improvement Financing
                             Project 2.70% (c)
10,000,000
    4,755,000   A-1         Berkeley Revenue Bonds YMCA Series 93 2.75% (c)
4,755,000
    4,600,000   VMIG 1*     California Alternative Energy Rock Creek Project
                             Series 86 3.10% (b)(c)
4,600,000
                            California EDA Financial Authority:
    2,800,000   A-1+         ISO Corporation Project Series B 3.00% (c)
2,800,000
    2,000,000   NR++         River Ranch Foods 2.95% (b)(c)
2,000,000
    2,000,000   VMIG 1*     California Educational Facility Pepperdine
University
                            2.75% (c)
2,000,000
                            California Health Facility Authority:
   10,000,000   A-1+         Memorial Health Services 2.85% (c)
10,000,000
   30,000,000   A-1+         Presbyterian Homes MBIA-Insured 2.80% (c)
30,000,000
                             Scripps Hospital MBIA-Insured:
    6,000,000   A-1+          Series 85B 2.70% (c)
6,000,000
    2,400,000   A-1+          Series 91B 2.75% (c)
2,400,000
    5,000,000   A-1+          Series 98A 2.75% (c)
5,000,000
   15,200,000   A-1+          Series 98B 2.75% (c)
15,200,000
                            California HFA Revenue:
   12,120,000   VMIG 1*      Home Mortgage Revenue PART 2.95% (b)(c)
12,120,000
    3,065,000   A-1+         PART 68 Series M 2.90% (b)(c)
3,065,000
   11,850,000   A-1+        California PCR San Diego Gas & Electric
                             PART 3.00% due 2/10/00 (d)
11,850,000
                            California Pollution Control Finance Authority:
    8,600,000   A-1          Arco Environmental Improvement Bonds 2.90% (b)(c)
8,600,000
                             Pacific Gas & Electric:
   25,800,000   A-1+          Series 96B 2.75% (b)(c)
25,800,000
    1,700,000   A-1+          Series 96C 3.05% (c)
1,700,000
    5,300,000   A-1+          Series 96C 3.15% (c)
5,300,000
   31,700,000   A-1+          Series 96D 3.15% (c)
31,700,000
    1,300,000   A-1+          Series 96G 3.20% (c)
1,300,000
   20,450,000   A-1+          Series 97B 3.20% (b)(c)
20,450,000
   11,100,000   A-1+          Series E 3.25% (c)
11,100,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

Schedule of Investments (continued)                               March 31, 1999


     FACE
    AMOUNT     RATING(a)                           SECURITY
VALUE
--------------------------------------------------------------------------------
----------------
                            Shell Oil:
 $ 4,700,000   A-1+          Series 94B 3.20% (b)(c)
$ 4,700,000
  10,200,000   A-1+          Series 96A 3.00% (b)(c)
10,200,000
   7,300,000   A-1+          Series 96B 3.20% (b)(c)
7,300,000
                            Sierra Pacific Project:
   8,675,000   P-1*          2.85% (b)(c)
8,675,000
   7,000,000   P-1*          Series 93 2.75% (b)(c)
7,000,000
   5,695,000   A-1+         Southdown Series 83A 3.00% (c)
5,695,000
   6,700,000   A-1+         Southdown Series 83B 3.00% (c)
6,700,000
                           California Public Capital Improvement Financing
                           Authority Series C:
   8,000,000   A-1+          California School Financing Corp. Project 2.75% (c)
8,000,000
  20,000,000   VMIG 1*       Pooled Project 2.95% due 6/15/99 (d)
20,000,000
   8,750,000   A-1+        California Rancho Water District Finance Authority
                            FGIC-Insured PART 2.85% (c)
8,750,000
   2,400,000   A-1+        California Redwood City Hall Project PART 2.85%
(b)(c)      2,400,000
  56,000,000   SP-1+       California School Cash Reserve Program Authority
                            Series 98A 4.50% due 7/2/99
56,107,325
   6,800,000   VMIG 1*     California School Facility Improvement Project
                            Series A 2.75% (c)
6,800,000
   6,865,000   SP-1+       California Single Family Mortgage Series 99B
                           3.00% due 2/1/00 (b)(d)
6,865,000
  10,840,000   A-1+        California State GO PART 3.00% due 2/10/00 (d)
10,840,000
  42,900,000   SP-1+       California State RAN Series 1998-99 4.00% due 6/30/99
42,987,724
                           California Statewide Development Authority:
   2,060,000   A-1+         American Zettler Incorporated 2.85% (b)(c)
2,060,000
  15,000,000   A-1+         Canyon Creek Apartments 2.90% (b)(c)
15,000,000
   2,310,000   A-1+         Charles Loralie 2.85% (b)(c)
2,310,000
   1,000,000   A-1+         Nichols Pistachio Series C 2.85% (b)(c)
1,000,000
  11,750,000   VMIG 1*      Northern California Retired Officers 3.00% (c)
11,750,000
   7,500,000   NR++         Parkway Apartments Series 98Z 3.30% (b)(c)
7,500,000
   2,800,000   NR++         Supreme Truck Bodies 2.90% (b)(c)
2,800,000
  38,300,000   A-1+         TRAN PART 2.90% (c)
38,300,000
  12,300,000   A-1+        California Transit Finance Authority Series 97
                           FSA-Insured 2.85% (c)
12,300,000
  17,540,000   A-1         California Veterans Affairs Series 98 AMBAC-Insured
                            PART 3.08% due 9/14/99 (b)(d)
17,540,000
  26,500,000   A-1         Chula Vista IDR San Diego Gas & Electric
                            Series 92B 2.80% (b)(c)
26,500,000
                           Clipper California Tax-Exempt Trust PART:
  20,730,000   VMIG 1*      Series 96-1 MBIA-Insured 3.01% (c)
20,730,000
   6,255,000   VMIG 1*      Series 96-6B MBIA-Insured 3.11% (b)(c)
6,255,000
   7,550,000   VMIG 1*      Series 96-7A 3.01% (b)(c)
7,550,000
  18,445,000   VMIG 1*      Series 98-9 AMBAC-Insured 3.01% (b)(c)
18,445,000
  12,000,000   A-1+        Contra Costa County California Water District Series
A
                           TECP 2.70% due 6/4/99
12,000,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

Schedule of Investments (continued)                               March 31, 1999

      FACE
     AMOUNT     RATING(a)                          SECURITY
VALUE
--------------------------------------------------------------------------------
---------------
 $ 25,400,000   A-1+        Contra Costa County MFH Revenue
                             Series A 2.75% (b)(c)
$25,400,000
                            Contra Costa County PART TRAN:
   25,000,000   A-1          3.25% due 7/1/99 (d)
25,000,000
   10,900,000   A-1+         2.90% due 10/1/99 (c)
10,900,000
    2,600,000   A-1+        Corona MFH (Country Hills Project) 2.60% (c)
2,600,000
   11,000,000   A-1+        East Bay Municipal Utility District TECP
                            3.05% due 7/19/99
11,000,000
    2,000,000   A-1+        Fairfield IDA (R. Dakin & Company Project) 3.05% (c)
2,000,000
    5,000,000   SP-1+       Fairfield Suisun USD TRAN 4.00% due 6/30/99
5,003,560
    5,800,000   A-1+        Fremont Treetops Apartments Series A 3.00% (b)(c)
5,800,000
   30,000,000   SP-1+       Fresno County TRAN 4.00% due 7/1/99
30,042,742
    6,050,000   A-1+        Hemet HFA Mercury S&L Sunwest Resort
                            Project 2.90% (c)
6,050,000
                            Irvine Public Facilities Capital Improvement:
   13,500,000   VMIG 1*      Series 85 2.55% (c)
13,500,000
    6,900,000   A-1+         Series 87-8 3.00% (c)
6,900,000
    5,400,000   A-1+         Series 94-13 3.00% (c)
5,400,000
   10,400,000   VMIG 1*      Series 97-17 3.00% (c)
10,400,000
                            Irvine Ranch Water Districts:
    1,800,000   A-1+         Series 85 3.00% (c)
1,800,000
    6,000,000   A-1+         Series 85B 3.00% (c)
6,000,000
    1,700,000   A-1+         Series 88A 3.00% (c)
1,700,000
   11,700,000   A-1+         Series 93B 3.00% (c)
11,700,000
    6,600,000   A-1+         Series 95 3.00% (c)
6,600,000
    3,650,000   A-1         Lancaster MFH (Willows Project) Series A 2.90% (c)
3,650,000
    8,000,000   A-1+        Lodi IDA (Dart Container) 2.85% (c)
8,000,000
   41,450,000   A-1+        Long Beach California Health Facility Revenue
                             (Memorial Health Services) Series 1991 2.85% (c)
41,450,000
    2,000,000   A-1+        Los Angeles County Capital Asset Leasing Corp.
                             TECP 2.90% due 6/7/99
2,000,000
   10,840,000   A-1         Los Angeles County GO PART FGIC-Insured 3.06% (c)
10,840,000
   15,000,000   SP-1+       Los Angeles County TRAN 4.00% due 6/30/99
15,015,535
   37,850,000   SP-1+       Los Angeles County TRAN Series A 4.50% due 6/30/99
37,934,005
    1,700,000   A-1         Los Angeles Metropolitan Transportation Authority
                             TECP 2.90% due 8/5/99
1,700,000
    3,650,000   A-1+        Los Angeles MFH (Malibu Meadows Project)
                             Series A 2.80% (c)
3,650,000
    8,750,000   A-1+        Los Angeles Sanitation District PART 2.85% (c)
8,750,000
                            Los Angeles Wastewater:
    8,765,000   A-1+         PART FGIC-Insured 2.85% (c)
8,765,000
   14,000,000   VMIG 1*      PART FGIC-Insured 3.10% due 6/2/99 (d)
14,000,000
   10,000,000   A-1+         TECP 2.40% due 5/19/99
10,000,000
    7,700,000   A-1+         TECP 2.40% due 5/20/99
7,700,000
    3,500,000   A-1+         TECP 2.90% due 8/5/99
3,500,000
    2,500,000   SP-1+       Milpitas CA USD TRAN 4.00% due 6/30/99
2,501,780


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

Schedule of Investments (continued)                               March 31, 1999

     FACE
    AMOUNT     RATING(a)                          SECURITY
VALUE
--------------------------------------------------------------------------------
--------------
 $ 5,500,000   VMIG 1*     Modesto MFH Irrigation District Finance Authority
                            Shadowbrook Project Series A 3.00% (c)
$ 5,500,000
   4,975,000   A-1+        Modesto MFH Live Oak Apartments 2.70% (b)(c)
4,975,000
  10,000,000   A-1+        MSR Public Power Agency San Juan Project
                            MBIA-Insured Series E 2.70% (c)
10,000,000
     700,000   A-1         Oakland Children's Hospital Medical Center
                            Series 1994B 2.80% (c)
700,000
                           Oakland Joint Power Finance Authority Lease Bonds
                            FSA-Insured:
  22,600,000   A-1+          Series 98A1 2.70% (c)
22,600,000
   7,600,000   A-1+          Series 98A2 2.60% (c)
7,600,000
                           Orange County Apartment Housing Development:
   5,275,000   VMIG 1*      Alicia Series A 2.85% (c)
5,275,000
   6,900,000   VMIG 1*      Foothill Oaks 3.00% (b)(c)
6,900,000
  10,000,000   A-1+         Oasis Martinique Project 2.80% (b)(c)
10,000,000
  13,200,000   A-1+         Park Ridge Series 98I 2.80% (c)
13,200,000
   2,670,000   A-1+         Trabuco Woods Series 98J 2.80% (c)
2,670,000
   9,500,000   A-1+         Vintage Woods Series 98H 2.80% (c)
9,500,000
   7,000,000   A-1+         WLCO Series 98G1 2.80% (c)
7,000,000
   1,700,000   A-1+         Wood Canyon Villas 2.85% (b)(c)
1,700,000
                           Orange County California Sanitation Districts:
  10,600,000   A-1+         Series 92 AMBAC-Insured 2.70% (c)
10,600,000
   4,500,000   A-1+         Series 93 AMBAC-Insured 3.00% (c)
4,500,000
   1,000,000   A-1+        Orange County Improvement Assessment 3.00% (c)
1,000,000
   2,300,000   VMIG 1*     Otay Water District COP 2.70% (c)
2,300,000
  12,470,000   A-1+        Palo Alto USD Series R PART 3.10% (c)
12,470,000
                           Pasadena COP Rose Bowl Improvement Project:
   6,600,000   VMIG 1*      Series 91 2.75% (c)
6,600,000
   4,720,000   VMIG 1*      Series 96 2.75% (c)
4,720,000
   3,200,000   SP-1+       Petaluma County USD TRAN 4.25% due 6/30/99
3,204,178
   5,000,000   A-1+        Ponoma Redevelopment Agency MFH Park and
                            Plaza Apartment Series A 2.80% (c)
5,000,000
  32,120,000   A-1+        Puerto Rico Commonwealth Governmental Development
                           Bond MBIA-Insured 2.75% (c)
32,120,000
                           Puerto Rico Governmental Development Bond TECP:
   9,761,000   A-1+         2.85% due 4/1/99
9,761,000
   9,624,000   A-1+         2.90% due 4/1/99
9,624,000
   8,780,000   A-1+         2.90% due 4/6/99
8,780,000
   7,375,000   A-1+         2.70% due 6/4/99
7,375,000
   5,000,000   A-1+         2.90% due 6/8/99
5,000,000
  10,105,000   A-1+         2.90% due 7/20/99
10,105,000
   5,600,000   A-1+         2.90% due 9/7/99
5,600,000
   5,900,000   A-1+        Puerto Rico Highway Transportation Authority Series A
                            AMBAC-Insured 2.65% (c)
5,900,000
   7,700,000   AAA         Puerto Rico Improvement Series Pre-Refunded
                            to 7/1/99 Call @ 101.50 7.75% due 7/1/17
7,971,424


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

Schedule of Investments (continued)                               March 31, 1999

      FACE
     AMOUNT     RATING(a)                             SECURITY
VALUE
--------------------------------------------------------------------------------
--------------------
 $ 33,630,000   AAA         Puerto Rico Independent Medical and Environmental
                             PCR Abbot Laboratories 2.90% due 3/1/00 (d)
$33,630,000
   24,570,000   A-1         Puerto Rico Public Finance Corp. PART
                             AMBAC-Insured 3.06% (c)
24,570,000
    1,000,000   SP-1+       Puerto Rico TRAN Series 99A 3.50% due 7/30/99
1,002,109
   31,240,000   A-1+        Putable Tax-Exempt Receipts PART 3.08% (c)
31,240,000
    7,200,000   A-1+        Regents of University of California Series A TECP
                             3.00% due 4/6/99
7,200,000
    1,900,000   VMIG 1*     Riverside County IDA Rockwin Corp. Series II
                              2.80% (b)(c)
1,900,000
                            Riverside County MFH:
   10,600,000   VMIG 1*      Amanda Park Project Series A 2.90% (b)(c)
10,600,000
    2,500,000   A-1          MFH Countrywood Apartments Series D 2.80% (c)
2,500,000
    6,500,000   A-1+         Riverside School Finance Authority 98-99 PART
                              2.90% (c)
6,500,000
    7,600,000   SP-1+        TRAN Series 99 4.50% due 9/30/99
7,648,624
    2,660,000   SP-1+       Rosemead California Elementary School District
                             TRAN 4.25% due 6/30/99
2,663,473
    6,500,000   VMIG 1*     Sacramento Airport PART FGIC-Insured 2.90% (c)
6,500,000
    6,340,000   A-1+        Sacramento California Financing Authority
                             PART AMBAC-Insured 3.20% (c)
6,340,000
   25,000,000   A-1         Sacramento County TRAN PART 3.00% due 6/1/99 (d)
25,000,000
   14,640,000   A-1+        Sacramento Municipal Utility District
                             PART AMBAC-Insured 3.20% (c)
14,640,000
   53,300,000   A-1+        San Bernardino County COP Medical Center Project
                              2.75% (c)
53,300,000
                            San Bernardino County MFH:
   14,500,000   NR++         Nova Meadowlands 3.30% (b)(c)
14,500,000
    5,294,000   NR++         Village Green Apartments 3.30% (b)(c)
5,294,000
   18,500,000   SP-1+       San Diego County TRAN 4.50% due 9/30/99
18,617,566
    5,508,000   A-1+        San Diego Housing Authority (Carman Del Mar
                             Apartments) Project 2.80% (c)
5,508,000
   10,000,000   VMIG 1*     San Diego Water Project PART FGIC-Insured 2.88% (c)
10,000,000
    3,000,000   NR++        San Dimas California Redevelopment Agency (San Dimas
                             Community Center) 2.85% (c)
3,000,000
                            San Francisco Airport TECP:
   15,880,000   A-1+         Series A 2.95% due 4/7/99 (b)
15,880,000
   12,435,000   A-1+         Series A 2.70% due 4/8/99 (b)
12,435,000
    7,915,000   A-1+         Series B 2.85% due 4/13/99
7,915,000
   10,295,000   A-1+         Series B 2.95% due 4/14/99
10,295,000
   11,400,000   A-1+        San Francisco Bay Area Transit Series 98A TECP
                             2.85% due 4/6/99
11,400,000
    3,545,000   A-1+        San Francisco Building Authority PART
                             AMBAC-Insured 2.85% (c)
3,545,000
                            San Francisco MFH:
   23,500,000   VMIG 1*      Bayside Village Series 85A 2.85% (c)
23,500,000
   11,900,000   A-1+         Bayside Village Series 85B 2.85% (c)
11,900,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

Schedule of Investments (continued)                               March 31, 1999

     FACE
    AMOUNT     RATING(a)                          SECURITY
VALUE
--------------------------------------------------------------------------------
--------------
 $ 8,100,000   A-1+         Fillmore Center 2.75% (c)
$ 8,100,000
  30,730,000   VMIG 1*      St. Francis Housing Series 89A 2.85% (c)
30,730,000
  16,800,000   A-1+        San Francisco MFH City Heights Apartments Project
                            Series 97A 2.90% (b)(c)
16,800,000
  11,000,000   SP-1+       San Francisco USD 98 4.50% due 9/22/99
11,056,124
   2,000,000   A-1+        San Joaquin County TRAN 2.70% due 4/8/99
2,000,000
                           San Jose MFH:
   3,000,000   VMIG 1*      Almaden Lake Village Apartment Project 2.95% (b)(c)
3,000,000
   4,200,000   VMIG 1*      Somerset Park 2.80% (b)(c)
4,200,000
   6,690,000   A-1+        San Jose - Santa Clara California Water Authority
                            PART FGIC-Insured 2.85% (c)
6,690,000
   2,500,000   SP-1+       San Lorenzo TRAN 4.00% due 6/30/99
2,501,780
  24,912,000   SP-1+       San Luis Obispo County California Board of Education
                            TRAN 4.00% due 6/30/99
24,930,910
   1,000,000   P-1*        Santa Ana IDA Newport Electronics Project 3.25% (c)
1,000,000
   4,000,000   MIG 1*      Santa Barbara County School Financing TRAN
                            4.50% due 6/30/99
4,007,892
   5,900,000   A-1+        Santa Clara County MFH (Benton Park Apartments
                            Project) 2.80% (c)
5,900,000
  15,000,000   SP-1+       Santa Clara County TRAN 4.50% due 10/1/99
15,103,186
   7,000,000   VMIG 1*     Santa Clara County Transportation District
                            AMBAC-Insured 3.72% (c)
7,000,000
                           Santa Cruz County TRAN:
   5,000,000   SP-1+        Board of Education 4.00% due 6/30/99
5,003,795
   7,350,000   SP-1+        Teeter Plan 4.00% due 5/26/99
7,352,987
                           Simi Valley MFH:
   5,345,000   VMIG 1*      Creekside Village Apartments Series A 2.80% (c)
5,345,000
  26,500,000   A-1          Lincoln Wood Ranch 2.65% (c)
26,500,000
  10,800,000   A-1          Mayer Indian Oak Series 85A 2.75% (c)
10,800,000
  10,000,000   MIG 1*      Solano California County TRAN Series 98
                            3.50% due 12/15/99
10,037,746
  25,400,000   A-1+        South East Recovery Facilities Authority
                            Series A 2.65% (c)
25,400,000
                           Southern California Metropolitan Water District:
  27,500,000   A-1+         Series 97B 2.65% (c)
27,500,000
   5,000,000   A-1+         Series 97C 2.60% (c)
5,000,000
  44,600,000   A-1+        Southern California Public Power Authority Project
                            South Transmission FSA-Insured 2.65% (c)
44,600,000
   3,000,000   A-1+        Tustin California Improvement Bond 3.00% (c)
3,000,000
   7,000,000   A-1+        Upland California Mountain Springs
                            Series 98A 2.80% (c)
7,000,000
   4,920,000   SP-1+       Vacaville USD TRAN 4.00% due 6/30/99
4,923,151
   8,000,000   SP-1+       Vallejo California USD TRAN 4.00% due 9/30/99
8,030,920
  39,070,000   A-1+        Ventra County TRAN PART 2.90% (c)
39,070,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

Schedule of Investments (continued)                            March 31, 1999

      FACE
     AMOUNT     RATING(a)                SECURITY                   VALUE
-----------------------------------------------------------------------------
$  9,655,000    A-1+        Westminster Redevelopment Agency
                             AMBAC-Insured 2.85% (c)           $    9,655,000
-----------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $2,110,206,519**)         $2,110,206,519
-----------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's
    Investors Service, Inc. ("Moody's").
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(d) Variable rate obligation payable at par on demand on the date indicated.
++  Security has not been rated by either Moody's or Standard & Poor's.
    However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
+   Security has not been rated by either Moody's or Standard & Poor's.
    However, the Board of Trustees has determined that the security presents minimal credit risk.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 11 for definition of ratings and certain security descriptions.





                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
Poor's. Capacity to
         pay interest and repay principal is extremely strong.


Short-Term Securities Ratings (unaudited)

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal
            and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation
            (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-2      -- Standard & Poor's second highest commercial paper and VRDO rating indicating that the
            degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   -- Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1    -- Moody's highest rate for short-term municipal obligations.
P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the
            VMIG 1 rating.
NR       -- Indicates that the bond is not rated by either Standard & Poor's or
Moody's.


Security Descriptions (unaudited)

ABAG   -- Association of Bay Area
           Governments
AIG    -- American International Guaranty
AMBAC  -- American Municipal Bond
           Assurance Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance
           Company
CHFCLI -- California Health Facility
           Construction Loan Insurance
CONNIE -- College Construction Loan
  LEE      Insurance Association
COP    -- Certificate of Participation
CSD    -- Central School District
EDA    -- Economic Development Authority
ETM    -- Escrowed To Maturity
FGIC   -- Financial Guaranty Insurance
           Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage
           Corporation
FLAIRS -- Floating Adjustable Interest
           Rate Securities
FNMA   -- Federal National Mortgage
           Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National
           Mortgage Association


GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors
           Assurance Corporation
MFH    -- Multi-Family Housing
MUD    -- Municipal Utilities District
MVRICS -- Municipal Variable Rate
           Inverse Coupon Security
PART   -- Partnership Structure
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
RAW    -- Revenue Anticipation Warrants
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt
           Securities
SWAP   -- Swap Structure
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bond Structure
TRAN   -- Tax and Revenue Anticipation Notes
UFSD   -- Unified Free School District
UHSD   -- Unified High School District
USD    -- Unified School District
VA     -- Veterans Administration
VRWE   -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

Statement of Assets and Liabilities                            March 31, 1999


ASSETS:
 Investments, at amortized cost                                $2,110,206,519
 Cash                                                                   3,760
 Interest receivable                                               19,761,319
 Receivable for securities sold                                     9,627,242
 Other assets                                                         380,611
-----------------------------------------------------------------------------
 Total Assets                                                   2,139,979,451
-----------------------------------------------------------------------------
LIABILITIES:
 Dividends payable                                                  2,334,294
 Management fees payable                                              886,236
 Distribution fees payable                                             82,810
 Deferred compensation payable                                          8,680
 Accrued expenses                                                     168,936
-----------------------------------------------------------------------------
 Total Liabilities                                                  3,480,956
-----------------------------------------------------------------------------
Total Net Assets                                               $2,136,498,495
-----------------------------------------------------------------------------
NET ASSETS:
 Par value of shares of beneficial interest                    $    2,136,593
 Capital paid in excess of par value                            2,134,362,908
 Accumulated net realized loss from security transactions              (1,006)
-----------------------------------------------------------------------------
Total Net Assets                                               $2,136,498,495
-----------------------------------------------------------------------------
Shares Outstanding:
 Class A                                                        2,136,590,246
-----------------------------------------------------------------------------
 Class Y                                                                2,436
-----------------------------------------------------------------------------
Net Asset Value, Per Share                                     $         1.00
-----------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

Statement of Operations                       For the Year Ended March 31, 1999


INVESTMENT INCOME:
 Interest                                                           $61,440,871
-------------------------------------------------------------------------------
EXPENSES:
 Management fees (Note 4)                                             9,619,316
 Distribution fees (Note 4)                                           1,923,054
 Shareholder and system servicing fees                                  457,870
 Registration fees                                                      150,685
 Shareholder communications                                              93,826
 Audit and legal                                                         32,176
 Custody                                                                  7,511
 Trustees' fees                                                           6,176
 Other                                                                   34,744
-------------------------------------------------------------------------------
 Total Expenses                                                      12,325,358
-------------------------------------------------------------------------------
Net Investment Income                                                49,115,513
-------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                            153,566
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $49,269,079
-------------------------------------------------------------------------------






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

Statements of Changes in Net Assets                For the Years Ended March 31,


                                                    1999                  1998
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                      $   49,115,513        $   45,839,164
 Net realized gain                                 153,566                31,993
--------------------------------------------------------------------------------
 Increase in Net Assets From Operations         49,269,079            45,871,157
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
 Net investment income                         (49,115,513)
(45,839,164)
--------------------------------------------------------------------------------
 Decrease in Net Assets From
  Distributions to Shareholders                (49,115,513)
(45,839,164)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares            8,107,812,026         6,873,046,899
 Net asset value of shares issued
   for reinvestment of dividends                47,695,059            44,089,569
 Cost of shares reacquired                  (7,811,903,718)
(6,531,979,185)
--------------------------------------------------------------------------------
 Increase in Net Assets From
   Fund Share Transactions                     343,603,367           385,157,283
--------------------------------------------------------------------------------
Increase in Net Assets                         343,756,933           385,189,276
NET ASSETS:
 Beginning of year                           1,792,741,562         1,407,552,286
--------------------------------------------------------------------------------
 End of year                                $2,136,498,495        $1,792,741,562
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

Notes to Financial Statements

1. Significant Accounting Policies

The California Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and seven other separate investment portfolios: Florida, Georgia, Limited Term, New York, National, Pennsylvania and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.


The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on accrual basis; market discount is recognized upon the disposition of the security; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.





--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

3. Exempt-Interest Dividends and Other Distributions
The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.


Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


4. Management Agreement and Other Transactions
SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.


On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB") was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.


Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.


All officers and one Trustee of the Fund are employees of SSB.


5. Capital Loss Carryforwards
At March 31, 1999, the Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $1,000 available to offset future capital gains, expiring March 31, 2006. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.



--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

6. Shares of Beneficial Interest

At March 31, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.


At March 31, 1999, total paid-in capital amounted to the following for each class:



                                             Class A                    Class Y
-------------------------------------------------------------------------------
Total Paid-in Capital                    $2,136,497,065                  $2,436
-------------------------------------------------------------------------------


Transactions in shares of the Portfolio were as follows:

                                             Year Ended            Year Ended
                                           March 31, 1999        March 31, 1998
-------------------------------------------------------------------------------
Class A
Shares sold                                8,107,803,549         6,844,922,856
Shares issued on reinvestment                 47,691,799            44,035,066
Shares reacquired                         (7,808,481,271)       (6,499,808,823)
-------------------------------------------------------------------------------
Net Increase                                 347,014,077           389,149,099
-------------------------------------------------------------------------------
Class Y
Shares sold                                        8,477            28,124,043
Shares issued on reinvestment                      3,260                54,503
Shares reacquired                             (3,422,447)          (32,170,362)
-------------------------------------------------------------------------------
Net Decrease                                  (3,410,710)           (3,991,816)
-------------------------------------------------------------------------------






--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended March 31:


Class A Shares                                1999           1998
1997         1996         1995
--------------------------------------------------------------------------------
---------------------------
Net Asset Value, Beginning of Year           $1.00         $ 1.00
$1.00       $ 1.00       $ 1.00
--------------------------------------------------------------------------------
---------------------------
 Net investment income (1)                   0.026          0.029
0.028        0.032        0.026
 Dividends from
   net investment income                    (0.026)        (0.029)
(0.028)      (0.032)      (0.026)
--------------------------------------------------------------------------------
---------------------------
Net Asset Value, End of Year                 $1.00          $1.00
$1.00        $1.00        $1.00
--------------------------------------------------------------------------------
---------------------------
Total Return                                  2.61%          2.98%
2.79%        3.22%        2.66%
--------------------------------------------------------------------------------
---------------------------
Net Assets, End of Year (millions)          $2,136         $1,789
$1,400       $1,346         $953
--------------------------------------------------------------------------------
---------------------------
Ratios to Average Net Assets:
 Expenses (1)(2)                              0.64%          0.63%
0.67%        0.64%        0.61%
 Net investment income                        2.55           2.92
2.75         3.15         3.02
--------------------------------------------------------------------------------
---------------------------
Class Y Shares                                1999           1998
1997(3)
--------------------------------------------------------------------------------
---------------------------
Net Asset Value, Beginning of Year           $1.00          $1.00
$1.00
--------------------------------------------------------------------------------
---------------------------
 Net investment income                       0.026          0.031
0.020
 Dividends from
   net investment income                     0.026)        (0.031)
0.020)
--------------------------------------------------------------------------------
---------------------------
Net Asset Value, End of Year                 $1.00          $1.00
$1.00
--------------------------------------------------------------------------------
---------------------------
Total Return                                  2.60%          3.09%
2.04%++
--------------------------------------------------------------------------------
---------------------------
Net Assets, End of Year (000's)                 $2         $3,413
$7,405
--------------------------------------------------------------------------------
---------------------------
Ratios to Average Net Assets:
 Expenses (4)                                 0.51%          0.54%
0.56%+
 Net investment income                        2.68           3.01
2.77+
--------------------------------------------------------------------------------
---------------------------
(1) The manager waived all or part of its fees for the years ended March 31, 1996 and March 31, 1995. If such fees were not waived, the effect on net investment income and expense ratios would have been as follows:


                          Per Share Decreases       Expense Ratios
                        to Net Investment Income  Without Fee Waivers
              ------------------------ ---------------------
                           1996        1995      1996       1995
                           ----        ----      ----       ----
     Class A             $0.000*      $0.002     0.65%      0.63%

(2) As a result of the 0.80% voluntary expense limitation for the ratio of expenses to average net assets, the investment manager will reimburse fees for the amount that exceeds the limitation.
(3) For the period July 19, 1996 (inception date) to March 31, 1997.
(4) As a result of the 0.70% voluntary expense limitation for the ratio of expenses to average net assets, the investment manager will reimburse fees for the amount that exceeds the limitation.
*   Amount represents less than $0.001 per share.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
+   Annualized.





--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

Independent Auditors' Report

To the Shareholders and Board of Trustees of the California Money Market Portfolio of Smith Barney Muni Funds:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the California Money Market Portfolio of Smith Barney Muni Funds as of March 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the California Money Market Portfolio of Smith Barney Muni Funds as of March 31, 1999, the results of operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                            [KPMG LLP Signature]


New York, New York
May 12, 1999





--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1999:


   o 100.00% of the dividends paid by the fund from net investment income as tax-exempt for regular Federal income tax purposes.













--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

Trustees
Donald R. Foley
Paul Hardin
Heath B. McLendon, CHAIRMAN
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, EMERITUS


Officers
Heath B. McLendon
PRESIDENT AND
CHIEF EXECUTIVE OFFICER


Lewis E. Daidone
SENIOR VICE PRESIDENT
AND TREASURER

Joseph Benevento
VICE PRESIDENT


Joseph P. Deane
VICE PRESIDENT


Irving P. David
CONTROLLER


Christina T. Sydor
SECRETARY


Investment Manager
SSBC Fund Management Inc.


Distributor
CFBDS, Inc.


Custodian
PNC Bank, N.A.


Transfer Agent
First Data Investors Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Muni Funds - California Money Market Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.


SALOMON SMITH BARNEY IS A SERVICE MARK OF SALOMON SMITH BARNEY INC.

Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD2309 5/99

         [GRAPHIC]

         Smith Barney Muni Funds

         Limited Term
         Portfolio

         -------------
         ANNUAL REPORT
         -------------

         March 31, 1999

[LOGO]   Smith Barney Mutual Funds
         Investing for your future.
         Every day.(R)

Smith Barney
Muni Funds

                       [PHOTO]              [PHOTO]

                       HEATH B.             PETER M.
                       MCLENDON             COFFEY

                       Chairman             Vice President


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Muni Funds -- Limited Term Portfolio ("Portfolio") for the year ended March 31, 1999. We are pleased to announce that Peter M. Coffey assumed management responsibility for the Portfolio on February 2, 1999. Mr. Coffey has over 30 years of investment experience and currently manages the Smith Barney Muni Funds -- National Portfolio, among many others.

In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the year ended March 31, 1999, Class A and L shares of the Smith Barney Limited Term Portfolio returned 5.29% and 5.04%, respectively without sales charges. In comparison, the Lipper Inc. peer group average returned 4.97% for the same period. (Lipper Inc. is an independent fund-tracking organization.)

Based on the Portfolio's Class A share net asset value ("NAV") of $6.78 and a current monthly income distribution rate of $0.0265 as of March 31, 1999, this equates to an annualized yield of 4.69%. For an individual in the federal income tax bracket of 36%, the Portfolio's tax-free yield of 4.69% is equivalent to a taxable yield of 7.33%.

Market and Economic Overview

During much of the past year, the municipal bond market was an oasis of stability compared to the significant turmoil experienced by other fixed-income markets. In the wake of Russia's loan default, growing numbers of creditors became increasingly risk averse. In response, the Federal Reserve Board ("Fed") lowered short-term interest rates by 0.75% in three separate actions over the course of several weeks. These interest-rate cuts helped lift bond markets. In the midst of the turmoil, many investors fled to the relative safe


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1
haven of U.S. Treasury bonds, sparking a sharp rally and helped send long-term government interest rates to their lowest level in more than thirty years. The 30-year U.S. Treasury bond yield fluctuated approximately 1.36% from March 31, 1998 to March 31, 1999. In contrast, municipal bond yields (as measured by the Bond Buyers 25 Revenue Index) were far less volatile and remained confined to a much narrower range of roughly 0.41% during the same period.

Despite jittery financial markets, the U.S. economy continued to expand vigorously, defying the expectations of many economists. The domestic economy grew at an annual rate of 3.5% in the first quarter of 1999, coming off the heels of a brisk 6% annual growth rate for the fourth quarter of 1998. The unemployment rate hovered just above 4.2% in March 1999, a 29-year low. Yet, inflationary pressures have been well contained. The Consumer Price Index rose a mere 0.2% in January 1999 and an even more modest 0.1% in February 1999.

In our view, inflationary pressures have been held in check by a fortunate combination of ongoing economic weakness abroad, added cost controls in health care and the expanding role of technology. Economic recessions in many parts of the world have helped keep import prices down, especially in key commodities such as food and energy. In addition, the cost controls introduced by managed health-care companies have begun to bring down medical costs and the growing use of technology has not only boosted worker productivity, but has also made many consumer goods companies much more cost competitive.

Municipal bonds, along with many other financial assets, have benefited from the high-growth, low-inflation U.S. economy. Similar to other types of bonds, municipal bond yields have declined but their real rate of return (i.e. the rate of return after subtracting the effects of inflation) has remained historically high. Moreover, long-term municipal bonds currently yield approximately 90% of long-term U.S. Treasury bond yields. Typically, municipal bonds are considered a good relative value when they yield approximately 85% of comparable-maturity U.S. Treasury bonds.

A strong U.S. economy and low interest rates have encouraged many municipalities to issue more bonds and refinance more expensive existing debt. We believe the ability of the market to absorb the unusually heavy municipal bond issuance last year is an indication of the health of the municipal bond market. This steady equilibrium of supply and demand is one reason that municipal bond prices have remained stable compared to other fixed-income assets.

Investment Strategy

The Smith Barney Muni Funds -- Limited Portfolio is an intermediate-term municipal bond fund that seeks to provide investors with as high a level of


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders
current income exempt from federal taxes as is consistent with a prudent investment approach.

As a limited-term municipal bond fund, the Portfolio's average weighted maturity will normally not exceed 10 years. During the Portfolio's fiscal year, we continued to eliminate longer-term bonds without call protection because we believe that those issues do not offer sufficient reward for their potential risk. We have generally committed new Portfolio assets to bonds with maturities that are close to their call date while maintaining a well-laddered structure in the Portfolio.

As of March 31, 1999, the Portfolio's average weighted maturity was 9.8 years, compared to 9.9 years as of March 31, 1998. The Portfolio's largest holdings were concentrated in general obligation bonds (17.8%), hospital bonds (15.8%) and education bonds (11.1%). In addition, we have maintained the Portfolio's high credity quality orientation. Approximately 97% of its holdings were rated investment grade or higher with roughly 56% rated AAA, the highest rating.

At the present time, we believe that limited-term municipal bonds offer very attractive returns. Limited-term municipal bonds may offer investors 90% of the return of longer-maturity bonds with significantly less volatility.

Municipal Bond Market Outlook

Over the near term, we remain largely positive on the prospects for municipal bonds. In our judgement, Fed monetary policy will likely remain on hold until signs of inflation surface. After a period of substantial volatility, we expect that U.S. Treasury bonds will fluctuate within a fairly narrow trading range in the coming months. As the global crisis continues to improve, demand for U.S. Treasurys should weaken. Moreover, new municipal bond issuance volume for 1999 is down significantly from last year. If this pattern holds, it could set the stage for a municipal bond rally later in the year.

We encourage you to visit our Web site at www.smithbarney.com and we look forward to continuing to help you pursue your investment goals. Thank you for investing in the Smith Barney Muni Funds -- Limited Term Portfolio.

Sincerely,


/s/ Heath B. McLendon            /s/ Peter M. Coffey

Heath B. McLendon                Peter M. Coffey
Chairman                         Vice President


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                           ---------------
                         Beginning      End       Income      Total
Year Ended                of Year     of Year    Dividends  Returns(1)
================================================================================
3/31/99                   $6.76       $6.78       $0.33       5.29%
--------------------------------------------------------------------------------
3/31/98                    6.54        6.76        0.34       8.66
--------------------------------------------------------------------------------
3/31/97                    6.61        6.54        0.35       4.30
--------------------------------------------------------------------------------
3/31/96                    6.54        6.61        0.36       6.65
--------------------------------------------------------------------------------
3/31/95                    6.55        6.54        0.37       5.69
--------------------------------------------------------------------------------
3/31/94                    6.68        6.55        0.37       3.65
--------------------------------------------------------------------------------
3/31/93                    6.45        6.68        0.39       9.82
--------------------------------------------------------------------------------
3/31/92                    6.38        6.45        0.42       7.99
--------------------------------------------------------------------------------
3/31/91                    6.28        6.38        0.40       8.23
--------------------------------------------------------------------------------
3/31/90                    6.20        6.28        0.46       9.07
================================================================================
Total                                             $3.79
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                           Net Asset Value
                           ---------------
                         Beginning      End       Income      Total
Year Ended                of Year     of Year    Dividends  Returns(1)
================================================================================
3/31/99                   $6.76       $6.79       $0.31       5.04%
--------------------------------------------------------------------------------
3/31/98                    6.54        6.76        0.32       8.36
--------------------------------------------------------------------------------
3/31/97                    6.61        6.54        0.34       4.10
--------------------------------------------------------------------------------
3/31/96                    6.54        6.61        0.34       6.45
--------------------------------------------------------------------------------
3/31/95                    6.54        6.54        0.35       5.51
--------------------------------------------------------------------------------
3/31/94                    6.68        6.54        0.35       3.15
--------------------------------------------------------------------------------
Inception* - 3/31/93       6.62        6.68        0.09       2.28+
================================================================================
Total                                             $2.10
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                           ---------------
                         Beginning      End       Income      Total
Year Ended                of Year     of Year    Dividends  Returns(1)
================================================================================
Inception* - 3/31/99       $6.82       $6.78       $0.14      1.46%+
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                         Without Sales Charge(1)
                                     ------------------------------
                                     Class A    Class L(2)  Class Y
================================================================================
Year Ended 3/31/99                    5.29%       5.04%       N/A
--------------------------------------------------------------------------------
Five Years Ended 3/31/99              6.11        5.88        N/A
--------------------------------------------------------------------------------
Ten Years Ended 3/31/99               6.92        N/A         N/A
--------------------------------------------------------------------------------
Inception* through 3/31/99            6.79        5.59        1.46%+
================================================================================

                                           With Sales Charge(3)
                                     ------------------------------
                                     Class A    Class L(2)  Class Y
================================================================================
Year Ended 3/31/99                    3.16%       2.97%       N/A
--------------------------------------------------------------------------------
Five Years Ended 3/31/99              5.69        5.66        N/A
--------------------------------------------------------------------------------
Ten Years Ended 3/31/99               6.69        N/A         N/A
--------------------------------------------------------------------------------
Inception* through 3/31/99            6.58        5.41        1.46%+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                Without Sales Charge(1)
================================================================================
Class A (Inception* through 3/31/99)                    97.30%
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/99)(2)                 40.39
--------------------------------------------------------------------------------
Class Y (Inception* through 3/31/99)                     1.46
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 2.00% and Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchases.

* Inception dates for Class A, L and Y shares are November 28, 1988, January 5, 1993 and November 12, 1998, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                         the Limited Term Portfolio vs.
                      Lehman Brothers Municipal Bond Index
                and Lehman Brothers Municipal 10-Year Bond Index+

--------------------------------------------------------------------------------
                            March 1989 -- March 1999

                          26547 S/B Muni Funds Limited
                                   Line Chart

                                   [GRAPHIC]

           Limited Term         Lehman Brothers              Lehman Brothers
            Portfolio         Municipal Bond Index         10-Year Bond Index

3/89           9795                  10000                        10000


3/90          10667                  11055                        10998
3/91          11530                  12074                        12063
3/92          12435                  13281                        13187
3/93          13640                  14943                        14931
3/94          14122                  15289                        15351
3/95          14909                  16427                        16505
3/96          15900                  17804                        17969
3/97          16583                  18773                        18907
3/98          18020                  20784                        20871
3/99          18974                  22073                        22179

+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1989, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through March 31, 1999. The Lehman Brothers Municipal 10-Year Bond Index (consisting of maturities of 10 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                           March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
Education -- 11.1%
$  2,825,000    Aa2*     Arizona Education Loan Marketing Corp., Education
                           Loan Revenue Bonds, 7.000% due 3/1/02(a)(b)
$3,012,156
   1,710,000    A*       Arkansas State Student Loan Authority Revenue,
                           Sub-Series A-2, (Partially Pre-Refunded -- Escrowed
                           with U.S. government securities to 12/1/97,
                           Call @ 100), 6.125% due 12/1/00(a)(c)
1,750,612
   1,610,000    Aaa*     Blue Mountain Community College, OR District of
                           Umatillia County, AMBAC-Insured,
                           5.250% due 6/15/13
1,692,512
   3,030,000    AAA      Boonville, IN High School - Castle Junior High School
                           Building Corp., MBIA-Insured, 5.000% due 1/15/13
3,064,087
     940,000    Aa*      Brazos, TX Higher Education Authority, Series C-1,
                           6.000% due 11/1/99(a)
952,041
   1,000,000    AA-      Cherokee County, GA School System, 5.000% due 2/1/14
1,025,000
   3,900,000    AAA      Chicago, IL Board of Education, Capital Appreciation,
                           School Reform, Series B-1, FGIC-Insured,
                           zero coupon to yield 4.850% due 12/1/12
1,998,750
   2,500,000    AAA      El Paso County, CO School District No. 49, Series A,
                           FSA-Insured, 5.500% due 12/1/13
2,731,250
   1,150,000    AA       Fairfield County, SC School District, COP,
                           5.500% due 3/1/07
1,220,437
                         Houston, TX School District, Capital Appreciation
                           Refunding, Series A:
   3,510,000    AAA          Zero coupon to yield 4.450% due 2/15/08
2,364,862
   1,000,000    AAA          Zero coupon to yield 4.550% due 2/15/09
640,000
   1,000,000    A+       Illinois Student Assistance Commission, Student Loan
                           Revenue, Series H, 6.100% due 3/1/01(a)
1,027,500
   1,500,000    A1*      Indiana State Educational Facilities Authority Revenue,
                           Depauw University Project, 5.300% due 7/1/16
1,520,625
   2,000,000               AAA Jefferson Parish, LA School Board, Sales and Use
                           Tax Revenue, FSA-Insured, zero coupon to
                           yield 5.000% due 9/1/09
1,237,500
   4,575,000    AAA      Keller, TX ISD, Capital Appreciation, PSFG,
                           zero coupon to yield 4.930% due 8/15/12
2,407,594
   1,000,000    Aaa*     Kentucky Higher Education Student Loan Corp.,
                           Insured Student Loan Revenue, Series 91B,
                           6.500% due 12/1/00(a)
1,042,500
     205,000    AAA      Louisiana Public Facilities Authority Revenue,
                           Supplemental Student Loan, Series C,
                           AMBAC-Insured, 8.125% due 12/1/99
210,445
   1,070,000    A*       Montana State Higher Education Student Assistance
                           Corp., Student Loan Revenue, Series 92B,
                           7.050% due 6/1/04(a)
1,130,187
   1,000,000    AAA      New Jersey EDA Revenue, Educational Testing
                           Service, Series A, MBIA-Insured, 6.000% due 5/15/25
1,123,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
Education -- 11.1% (continued)
$  1,450,000    AAA      New York State Dormitory Authority Revenue,
                           Upstate Community Colleges, Series A,
                           AMBAC-Insured, 5.000% due 7/1/16
$ 1,457,250
                         North Texas Higher Education Authority Inc.,
                           Student Loan Revenue:
   1,475,000    AAA          AMBAC-Insured, 7.000% due 4/1/01(a)
1,543,086
   2,400,000    A*           Series D, 6.300% due 4/1/09(a)
2,478,000
   2,000,000    AAA      Pennsylvania State Higher Education Assistance Agency,
                           Student Loan Revenue Refunding, Series A,
                           FGIC-Insured, 6.800% due 12/1/00
2,095,000
   2,000,000    AAA      Rhode Island State Health & Educational Building Corp.
                           Revenue, Higher Education Facility, Johnson & Wales,
                           MBIA-Insured, 5.500% due 4/1/16
2,135,000
   1,500,000    A*       Rhode Island Student Loan Authority Revenue Refunding,
                           Series 92B, 6.750% due 12/1/01(a)
1,582,500
   1,500,000    AAA      Schuylkill, PA Redevelopment Authority Revenue,
                           Commonwealth Lease Revenue Bonds, Series A,
                           FGIC-Insured, 6.850% due 6/1/03
1,621,875
   1,625,000    AAA      West Baton Rouge Parish, LA School District No. 3,
                           Refunding, FSA-Insured, 5.000% due 3/1/10
1,702,187
--------------------------------------------------------------------------------
---------------------

44,766,706
--------------------------------------------------------------------------------
---------------------
Escrowed to Maturity(c) -- 2.8%
     115,000    NR       Allegheny County, PA Hospital Development Authority
                           Revenue, 6.875% due 7/1/09
128,656
     505,000    Baa3*    Delaware County, PA Development Authority Revenue,
                           (Elwyn Inc. Project), 7.750% due 6/1/00
529,619
     945,000    AAA      Erie County, OH Hospital Improvement, Sandusky
                           Memorial Hospital, 8.750% due 1/1/06
1,102,106
   1,050,000    AAA      Illinois Educational Facilities Authority Revenue,
Chicago
                           Osteopathic Medical, Series A, 8.750% due 7/1/05
1,236,375
     685,000    AAA      Kalamazoo, MI Hospital Finance Authority,
                           6.750% due 4/1/03
726,956
     295,000    NR       Lehigh County, PA IDA, Industrial & Commercial
                           Development Revenue, (Strawbridge Project),
                           7.200% due 12/15/01
307,169
     435,000    AAA      Lima, OH Hospital Revenue, 7.500% due 11/1/06
492,094
   1,135,000    Baa1*    New Haven, CT GO, Series B, 9.000% due 12/1/01
1,288,225
   1,335,000    AAA      Ohio State Water Development Authority Revenue,
                           9.375% due 12/1/10
1,685,437
     320,000    A        Ouachita Parish, LA Hospital Services District #1,
                           Hospital Revenue Bonds, Glenwood Regional
                           Medical Center, Series 1991, 7.250% due 7/1/00
334,400
   1,290,000    AAA      Owensboro, KY Electric, Light & Power,
                           10.500% due 1/1/04(b)
1,510,912

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
Escrowed to Maturity(c) -- 2.8% (continued)
$    125,000    Aa*      Philadelphia, PA Hospitals and Higher Education
Facilities
                           Authority Revenue, (St. Agnes Medical Center
Project),
                           FHA-Insured, 6.750% due 8/15/01
$ 129,531
     240,000    AAA      San Francisco, CA Airport Improvement Corp.,
                           Lease Revenue, United Airlines, 7.875% due 7/1/99
241,481
     455,000    AAA      Sikeston, MO Electric Revenue, 6.250% due 6/1/08
496,519
     335,000    NR       Sullivan County, TN Health & Educational Facilities,
                           Holston Valley Community Hospital,
                           7.000% due 9/1/99
338,501
     735,000    NR       Tom Green County, TX Hospital Authority,
                           7.875% due 2/1/06
825,956
--------------------------------------------------------------------------------
---------------------

11,373,937
--------------------------------------------------------------------------------
---------------------
General Obligation -- 17.8%
   2,365,000    AAA      Anchorage, Alaska Refunding, Series A, FGIC-Insured,
                           5.000% due 4/1/11
2,430,037
   1,000,000    AAA      Arizona COP Refunding GO, FSA-Insured,
                           6.500% due 3/1/08
1,088,750
                         Baltimore, MD GO, Capital Appreciation, Consumer
                           Public Improvement, Series C, FGIC-Insured:
   4,020,000    AAA          Zero coupon to yield 4.750% due 10/15/07
2,803,950
   4,000,000    AAA          Zero coupon to yield 4.750% due 10/15/08
2,660,000
   4,600,000    AAA          Zero coupon to yield 4.800% due 10/15/09
2,903,750
   3,000,000    AAA          Zero coupon to yield 4.950% due 10/15/11
1,687,500
   2,000,000    AAA      Chicago, IL Board of Education GO, Chicago School
                           Reform, AMBAC-Insured, 5.800% due 12/1/13
2,197,500
   3,310,000    AAA      Chicago, IL Project & Refunding, Series A,
                           FGIC-Insured, 4.900% due 1/1/14
3,310,000
   3,000,000    AAA      Georgia State Refunding, Series E, 5.250% due 2/1/09
3,228,750
     795,000    BBB      Government of Guam GO, Series A, 5.750% due 8/15/99
800,962
                         Harris County, TX Refunding Toll Road Authority GO
                           Unlimited, MBIA-Insured:
   1,000,000    AAA          Zero coupon to yield 5.150% due 8/15/11
558,750
   1,000,000    AAA          Zero coupon to yield 5.200% due 8/15/12
526,250
   1,250,000    AAA          Zero coupon to yield 5.250% due 8/15/13
618,750
  11,000,000    AAA      Kenosha, WI Capital Appreciation, Series B, FSA-
Insured,
                           zero coupon to yield 4.430% due 10/15/08
7,260,000
                         Massachusetts State GO, Series C:
   2,500,000    AA-        5.250% due 8/1/16
2,578,125
   6,705,000    AA-        Zero coupon to yield 5.020% due 8/1/18
2,531,137
   1,000,000    AA+      New Hampshire State, Refunding, Series A,
                           5.250% due 10/1/11
1,062,500
     865,000    Baa1*    New Haven, CT GO, Series B, 9.000% due 12/1/01
969,881
   2,500,000    AA-      New Jersey State GO, COP Equipment, Series A,
                           6.400% due 4/1/05
2,681,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
General Obligation -- 17.8% (continued)
                         New York City GO:
$  2,500,000    A-         Series A, 6.250% due 8/1/08
$ 2,821,875
     130,000    A-         Series D, 7.200% due 2/1/00
134,111
   6,640,000    A-         Series F, zero coupon to yield 5.050% due 8/1/08
4,365,800
   2,000,000    A-         Series H, 5.900% due 8/1/09
2,210,000
                         New York, NY GO, Capital Appreciation, Series G,
                           MBIA-Insured:
   4,000,000    AAA          Zero coupon to yield 4.650% due 8/1/07
2,795,000
   4,190,000    AAA          Zero coupon to yield 4.750% due 8/1/08
2,791,587
   1,500,000    AAA      Philadelphia, PA Refunding, FGIC-Insured,
                           5.125% due 5/15/09
1,588,125
   5,000,000    AA+      Phoenix, AZ Refunding, Series A, 5.000% due 7/1/08
5,281,250
   1,500,000    A        Puerto Rico Commonwealth, Public Improvement,
                           5.250% due 7/1/16
1,576,875
  12,410,000    AAA      Puerto Rico Commonwealth GO, Capital Appreciation,
                           Public Improvement, zero coupon to yield
                           4.950% due 7/1/15
5,739,625
   1,500,000    AA+      Shelby County, TN GO, zero coupon to yield
                           5.350% due 8/1/14
721,875
     200,000    AA       Texas State Veterans Housing Assistance Fund GO,
                           FHA-Insured, 6.050% due 12/1/12(a)
203,750
--------------------------------------------------------------------------------
---------------------

72,127,715
--------------------------------------------------------------------------------
---------------------
Hospitals -- 15.8%
     425,000    A+       ABAG Finance Authority Nonprofit Corps, CA Insured
                           COP, (Rehabilitation Mental Health Services Inc.
                           Project), 6.100% due 6/1/02
454,219
   1,000,000    AAA      Calcasieu Parish, LA Memorial Hospital Services
                           District Revenue, Lake Charles Memorial Hospital,
                           Series A, CONNIE LEE-Insured, 7.500% due 12/1/05
1,186,250
   3,010,000    BBB      Colorado Health Facilities Authority Hospital Revenue
                           Bonds, Series 1993, Rocky Mountain Adventist
                           Health Guaranteed, 6.250% due 2/1/04
3,104,062
     300,000    VMIG1*   Georgia State Hospital Financing Authority Revenue,
                           GA Pooled Hospital Lien Program, 2.850% due 3/1/01(e)
300,000
   2,135,000    NR       Harris County, TX Health Facilities Development Corp.,
                           Memorial Health System Guaranteed,
                           7.125% due 6/1/05
2,385,862
   1,355,000    BBB      Illinois Development Financing Authority, Health
Facilities
                           Revenue, Community Living Options,
                           6.375% due 3/1/00
1,377,994
   1,000,000    BBB      Illinois Health Facilities Authority Revenue Refunding,
                           Trinity Medical Center, 6.500% due 7/1/00
1,028,750
   1,800,000    AAA      Jefferson County, KY Hospital Revenue, MBIA-Insured,
                           6.436% due 10/23/14(d)
1,962,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
Hospitals -- 15.8% (continued)
$    500,000    Ba3*     Langhorne Manor Higher Education & Health Authority,
                           Bucks County, PA Lower Bucks Hospital,
                           6.375% due 7/1/99
$  501,090
   2,200,000    BBB      Maplewood, MN Healthcare Facilities Revenue,
                           (Health East Project), 5.950% due 11/15/06
2,219,250
   2,500,000    A        Maricopa County, AZ IDA, Health Facilities Revenue,
                           Catholic Healthcare, (West Project), Series A,
                           5.250% due 7/1/06
2,634,375
                         New Jersey Healthcare Facilities Financing
                           Authority Revenue:
   3,225,000    AAA          Cathedral Health Services, MBIA/FHA-Insured,
                               5.200% due 8/1/15
3,301,594
   1,000,000    Baa1*        Elizabeth General Medical Center, Series C,
                               7.100% due 7/1/99
1,008,520
   2,750,000    AAA          Newark Beth Israel Medical Center, FSA-Insured,
                               6.000% due 7/1/24
3,069,687
   1,030,000    BBB++        Pascack Valley Hospital, Series 91,
                               6.500% due 7/1/01
1,093,087
   2,000,000    BBB          Pascack Valley Hospital Association,
                               5.125% due 7/1/18
1,932,500
     640,000    AAA          Wayne General Hospital, Series B, FHA-Insured,
                               5.750% due 8/1/11
707,200
   3,000,000    AAA      New York City, NY Health & Hospital Corp. Revenue,
                           Health System, Series A, 5.125% due 2/15/14
3,075,000
   1,900,000    AAA      New York State Dormitory Authority Lease Revenue,
                           Municipal Health Facilities, (Import Project), Series
1,
                             FSA-Insured, 5.000% due 1/15/17
1,890,500
                         New York State Dormitory Authority Revenue:
   3,000,000    A-         Mental Health Services Facilities, Series B,
                             5.750% due 8/15/12
3,255,000
   8,675,000    AAA        New York & Presbyterian Hospital, AMBAC/FHA-Insured,
                             4.750% due 8/1/14
8,577,406
   1,150,000    AAA        St. Barnabas Hospital, AMBAC/FHA-Insured,
                             5.350% due 8/1/17
1,180,188
   1,000,000    AA-      North Carolina Medical Care Common Hospital Revenue,
                           Pitt County Memorial Hospital, Series A,
                           5.000% due 12/1/18
980,000
   1,500,000    BBB+     Oklahoma Development Financing Authority Revenue
                           Refunding, Hillcrest Healthcare System,
                           Series A, 5.750% due 8/15/15
1,530,000
   2,170,000    NR       Palm Beach County, FL Health Facilities Authority
                           Revenue, Good Samaritan Health System Guaranteed,
                           6.150% due 10/1/06
2,435,825

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
Hospitals -- 15.8% (continued)
$  1,750,000    A        Riverside, CA Asset Leasing Corp. Leasehold Revenue
                           Bonds, 1993 Series A, (Riverside Hospital Project),
                           6.000% due 6/1/04
$ 1,903,125
   4,690,000    AA       Royal Oak, MI Hospital Financing Authority Revenue,
                           William Beaumont Hospital, Series K,
                           zero coupon to yield 5.150% due 11/15/08
3,060,225
   1,540,000    A-       Scotts Bluff County, NE Hospital Authority No. 1,
                           Hospital Revenue, 6.450% due 12/15/04
1,674,750
                         Scranton-Lackawanna, PA Health & Welfare
                           Authority Revenue:
   3,000,000    BBB-++       Allied Services Rehabilitation Hospitals,
                               7.125% due 7/15/05
3,270,000
   1,000,000    BBB-         Moses Taylor Hospital Project, 6.050% due 7/1/10
1,061,250
     357,000    BBB-++   Valley Health System, CA COP Refunding Project,
                           6.250% due 5/15/99
357,689
   1,500,000    Aaa*     Washington State Healthcare Facilities Authority
Revenue,
                           Childrens Hospital & Regional Medical Center,
                           FSA-Insured, 5.250% due 10/1/14
1,554,375
--------------------------------------------------------------------------------
---------------------

64,071,773
--------------------------------------------------------------------------------
---------------------
Housing -- 4.9%
   2,500,000    BBB      California Statewide Community Development Authority
                           Revenue, Irvine Apartment Communities,
                           Series A-4, 5.250% due 5/15/25
2,556,250
   2,250,000    AAA      Dekalb County, GA HFA, Multi-Family Housing Revenue,
                           (Chimney Trace Project), FNMA-Collateralized,
                           5.625% mandatory tender 5/1/05
2,390,625
     455,000    AAA      Fairfax County, VA Redevelopment & Housing Authority,
                           Multi-Family Refunding, Kingsley 91A,
                           FHA-Insured, 6.500% due 11/1/01
475,475
   1,000,000    AAA      Harrisonburg, VA Redevelopment & Housing Authority,
                           Multi-Family Housing Revenue, (Greens of Salem
                           Run Project), FSA-Insured, 6.000% due 4/1/12(a)
1,067,500
   1,800,000    AA-      Louisiana Public Facilities Authority Revenue,
                           Multi-Family Housing, Oakleigh Apartments,
                           Series A, 5.950% mandatory tender 3/15/05
1,890,000
   1,200,000    NR       Maricopa County, AZ IDA, Multi-Family Housing
                           Revenue, Stanford Court Apartments,
                           Series B, 5.750% due 7/1/08
1,221,000
   1,000,000    Aaa*     Mississippi Home Corp., Single Family Mortgage
                           Revenue, Class 4, Series C, 4.900% due 6/1/17
997,500
   2,500,000    AAA      Missouri State Housing Development, Community
                           Mortgage Revenue, Single Family, Series E-1,
                           6.450% due 9/1/29
2,753,125

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
Housing -- 4.9% (continued)
$    260,687    AAA      Monroe-West Monroe, LA Public Trust Financing
                           Authority, FHLMC-Collateralized, 8.500% due 5/20/02
$ 270,788
     815,000    Aaa*     Nevada Housing Single-Family Mortgage, Series E,
                           FHA-Insured, 5.350% due 10/1/27(a)
834,356
     385,000    Ba2*     Odessa, TX Housing Development Corp. #2,
                           Multi-Family Revenue Refunding, Chaparral Village,
                           Series A, 6.375% due 12/1/03
401,363
   1,190,000    AAA      Onterie Center Housing Finance Corp., IL Mortgage
                           Revenue Refunding, (Onterie Center Project),
                           Series A, MBIA-Insured, 6.500% due 7/1/02
1,262,888
      75,000    AAA      St. Louis County, MO Single-Family Mortgage Revenue,
                           MBIA-Insured, 6.125% due 4/1/03
77,531
   2,500,000    A3*      Stamford, CT Housing Authority, Multi-Family
                           Revenue Refunding, (Fairfield Apartments Project),
                           4.750% due 12/1/28
2,475,000
     850,000    AAA      Texas State Department of Housing & Community Affairs,
                           GNMA/FNMA/FHLMC-Collaterized Home Mortgage
                           Revenue Bonds, Series B-2, RIBS Variable Rate,
                           10.000% due 6/18/23(a)(d)
912,688
      35,000    AAA      Texas State Housing Agency Mortgage Revenue
                           Single-Family, 1987D, GNMA-Collaterized,
                           7.750% due 7/1/99(a)
35,162
     410,000    AA       Wyoming Community Development Authority,
                           Single-Family Mortgage, Series 1988C,
                           7.800% due 6/1/99(a)
411,177
--------------------------------------------------------------------------------
---------------------

20,032,428
--------------------------------------------------------------------------------
---------------------
Industrial Development -- 6.4%
   1,500,000    A        Bel Air, MD Revenue Refunding, (May Department
                           Stores Co. Project), 6.375% due 10/1/99
1,521,315
   1,000,000    A        Belmont County, OH IDR Refunding, (May Department
                           Stores Co. Project), Series 91, 6.500% due 1/1/00
1,021,690
   2,000,000    AAA      Clarion County, PA IDA Energy Development Revenue,
                           (Piney Creek Project), LOC Swiss Bank,
                           7.250% mandatory tender 12/1/00(a)
2,105,000
     200,000    VMIG1*   Dade County, FL IDA Exempt Facilities Revenue
                           Refunding, FL Power & Light Co., 2.900% due 6/1/21(e)
200,000
   5,000,000    BBB-     Greenville, SC Connector 2000 Association Inc.,
                           SC Toll Road Revenue, Capital Appreciation,
                           Series B, zero coupon to yield 5.700% due 1/1/15
2,018,750
   3,000,000    Ba1*     Griffin-Spalding County, GA Development Authority
                           Revenue Refunding, Inc. (Borden Inc. Project,)
                           Borden Inc. Guaranteed, 7.200% due 6/1/00
3,090,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
Industrial Development -- 6.4% (continued)
$  2,000,000    A        Iowa Finance Authority, (Governors Square Project),
                           Policy of Indemnity Commercial Union
                           Assurance Co. PLC, Reinsured by
                           Trygg-Hansa Insurance Co. of Sweden,
                           7.250% mandatory tender 4/1/02
$ 2,068,320
   3,000,000    A+       Marion, IA Commercial Development Revenue,
                           (Collins Road Project), Policy of Indemnity
                           Aetna Casualty & Surety Co., Reinsured by
                           Trygg-Hansa Insurance Co. of Sweden,
                           7.250% mandatory tender 7/1/02
3,075,180
   3,500,000    BBB+     Metropolitan Government Nashville & Davidson County,
                           TN IDB Revenue Refunding & Improvement, Osco
                           Treatment Inc. Guaranteed, 6.000% due 5/1/03(a)
3,648,750
   1,000,000    NR       Minneapolis, MN Commercial Development Revenue,
                           (Holiday Inn Metrodome Project), 6.000% due 12/1/01
1,011,250
   1,335,000    Aa3*     New Jersey EDA, Growth Bonds, LOC Banque
                           Nationale de Paris, 6.200% due 12/1/02(a)
1,408,425
                         New York City IDA:
   1,135,000    NR         Community Hospital, Brooklyn, 6.875% due 11/1/10
1,140,675
     555,000    Aa2*       IDR Oakdale Knitting Mills Inc., Composite Offering
                             XXX 1990, Series G, LOC ABN AMRO Bank, NV,
                             7.700% mandatory tender 11/1/00(a)
557,109
     415,000    Aa2*       SuperFlex, Ltd. Project, Composite Offering XVIII
1989,
                             Series A, LOC ABN AMRO Bank, NV,
                             7.750% optional tender 11/1/99(a)
416,303
   2,350,000    AAA      Sioux City, IA IDR, (Terra Centre Project),
                           LOC Rabobank Nederland, 6.800% due 5/1/07
2,508,625
--------------------------------------------------------------------------------
---------------------

25,791,392
--------------------------------------------------------------------------------
---------------------
Life Care -- 0.3%
   1,000,000    AAA      Rio Grande Valley, TX Health Facilities, (Valley
Baptist
                           Medical Center Project), Short RITES, MBIA-Insured,
                           Coupon varies weekly until 8/1/02 then converts to
                           6.250%, 7.920% due 8/1/06
1,130,000
--------------------------------------------------------------------------------
---------------------
Miscellaneous -- 11.6%
   1,500,000    AAA      Central Puget Sound, WA Regional Transit Authority
                           Sales Tax, FGIC-Insured, 5.250% due 2/1/15
1,575,000
   2,595,000    BBB-     Clarksville, TN Natural Gas Acquisition Corp.,
                           Gas Revenue, Series A, 6.500% due 11/1/00
2,676,094
   2,750,000    A2*      Hoffman Estate, IL Tax Increment Junior Lien,
                           Hoffman Estate Development, Series 91,
                           6.500% due 5/15/01
2,877,188
   2,700,000    A        Illinois Development Finance Authority Revenue,
                           Debt Restructure - East St. Louis,
                           6.875% due 11/15/05
3,003,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
Miscellaneous -- 11.6% (continued)
                         Indiana Bond Bank, Common School Federal Advisory
                           Purchase Funding, Series A, AMBAC-Insured:
$  1,540,000    AAA          5.000% due 2/1/12
$ 1,580,425
   1,000,000    AAA          5.000% due 2/1/14
1,018,750
     595,000    AAA      Kansas State Development Financing Authority Revenue,
                           Refunding, Department of Corrections
                           (Ellsworth Project), Series A-2, MBIA-Insured,
                           5.000% due 10/1/07
623,263
   6,815,000    Aa3*     Massachusetts State Grant, Series B,
                           zero coupon to yield 4.800% due 6/15/12
3,663,063
                         Massachusetts State Health & Educational Facilities
                           Authority Revenue, (Capital Asset Program):
     100,000    VMIG1*       Series B, 2.750% due 7/1/05(e)
100,000
   1,300,000    VMIG1*       Series E, 2.950% due 1/1/35(e)
1,300,000
                         New York City, NY Municipal Assistance Corp.:
   2,580,000    AA         Series N, 5.250% due 7/1/08
2,763,825
   5,000,000    AA         Series O, 5.250% due 7/1/08
5,356,250
                         New York City, NY Transitional Financing
                           Authority Revenue, Series B:
   2,290,000    AA           5.125% due 11/1/12
2,378,738
   2,000,000    AA           5.125% due 11/1/15
2,042,500
   1,500,000    A        New York State Job Development Authority,
                           Special Purpose, Series A, 5.250% due 3/1/10
1,560,000
   2,950,000    BBB+     New York State Urban Development Corp. Revenue,
                           Correctional Capital Facilities, Series 6,
                           5.500% due 1/1/13
3,152,813
   5,000,000    AAA      Oregon State Department of Administrative Services,
                           Lottery Revenue, Series A, FSA-Insured,
                           5.250% due 4/1/12
5,275,000
     700,000    VMIG1*   Phoenix, AZ Series 95-2, 2.950% due 6/1/20(e)
700,000
     500,000    VMIG1*   Puerto Rico Commonwealth Government Development
                           Bank, Refunding, MBIA-Insured, 2.750% due 12/1/15(e)
500,000
   3,900,000    BBB-     Spokane, WA Downtown Foundation Parking Revenue,
                           (River Park Square Project), 5.000% due 8/1/08
3,895,125
   1,000,000    AA       Tuscon, AZ COP, Asset Guaranty, 6.000% due 7/1/04
1,085,000
--------------------------------------------------------------------------------
---------------------

47,126,784
--------------------------------------------------------------------------------
---------------------
Pollution Control -- 2.7%
     200,000    VMIG1*   Brazos River, TX Pollution Control Authority Revenue,
                           TX Utilities Electric Co., Series A, 3.100% due
4/1/30(e)          200,000
     860,000    AAA      Burke County, GA Development Authority PCR,
                           Refunding, Ogelthorpe Power Co., MBIA-Insured,
                           7.500% due 1/1/03
923,425

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
Pollution Control -- 2.7% (continued)
                         Detroit, MI Economic Development Corp.,
                           Facilities Recovery Revenue, FSA-Insured:
$  2,540,000    AAA          Series A, 7.000% due 5/1/01(a)
$ 2,657,475
   1,000,000    AAA          Series 91A, 6.600% due 5/1/02(a)
1,072,500
     800,000    P-1*     Jackson County, MS Pollution Control Revenue Refunding,
                           (Chevron USA Inc. Project), 2.950% due 6/1/23(e)
800,000
   1,500,000    BBB+     Illinois Development Financing Authority, Solid Waste
                           Disposal Revenue Bonds, (Waste Management
                           Inc. Project), Series 1990, 7.125% due 1/1/01(a)
1,563,750
     100,000    VMIG1*   Manatee County, FL Pollution Control Revenue Refunding,
                           (Florida Power & Light Co. Project),
                           3.000% due 9/1/24(e)
100,000
   1,000,000    BBB      Massachusetts State IDB Finance Agency, PCR,
                           (Eastern Edison Co. Project), 5.875% due 8/1/08
1,035,000
   1,500,000    AAA      Montgomery, AL IDB, PCR, (General Electric Co.
Project),
                           7.000% mandatory tender, 9/15/00(a)
1,569,375
     950,000    Baa1*    Onondaga County, NY Resource Recovery Agency
                           Project Revenue Bonds, Series 1992,
                           6.625% due 5/1/00(a)
975,213
--------------------------------------------------------------------------------
---------------------

10,896,738
--------------------------------------------------------------------------------
---------------------
Pre-Refunded(c) -- 2.0%
                         Austin, TX Water, Sewer & Electric Refunding Revenue:
      30,000    A*         Call 5/15/99 @ 100,14.000% due 11/15/01
30,713
      60,000    A*         Various Call Dates @ 100, 14.000% due 11/15/01
65,550
   1,795,000    NR       Berks County, PA Municipal Authority Refunding,
                           (Phoebe Berks Village Inc. Project),
                           (Escrowed to Maturity with U.S. government
securities,
                           Call 5/15/06 @ 102), 7.500% due 5/15/13
2,095,663
     495,000    AAA      Gila County, AZ IDA PCR, (Call 2/15/01 @ 101),
                           11.250% due 4/1/01
558,113
   3,200,000    AAA      Jefferson County, KY Hospital Revenue, MBIA-Insured,
                           (Escrowed to Maturity with State and Local
                           government series, Various Call Dates @
                           Various Prices), 6.436% due 10/23/14(d)
3,544,000
     235,000    AAA      Massachusetts State Port Authority Revenue,
                           FGIC-Insured, Series A, (Escrowed to Maturity with
                           State and Local government securities, 7/1/03(a)
                           Call 7/1/00 @ 102), 7.200% due 7/1/03(a)
249,981
   1,190,000    AAA      West Jefferson Amusement & Public Park Authority
                           Revenue, (Visionland Alabama Project),
                           (Escrowed to Maturity with U.S. Treasury Obligations,
                           Call 12/1/06 @ 102), 7.500% due 12/1/08
1,378,913
--------------------------------------------------------------------------------
---------------------

7,922,933
--------------------------------------------------------------------------------
---------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
Public Facilities -- 2.2%
$  4,000,000    Aa*      Mt. Sterling, KY Lease Revenue, Kentucky League of
                           Cities 1993A, Transamerica Life Guaranteed,
                           5.625% due 3/1/03(b)
$ 4,225,000
   4,550,000    Aa1*     New York State Dormitory Authority Lease Revenue,
                           Court Facilities, Westchester County,
                           AMBAC-Insured, 5.000% due 8/1/07
4,800,250
--------------------------------------------------------------------------------
---------------------

9,025,250
--------------------------------------------------------------------------------
---------------------
Solid Waste -- 0.8%
   3,000,000    A2*      Northeast Maryland Waste Disposal Authority,
                           Solid Waste Revenue, Montgomery County,
                           6.200% due 7/1/10(a)
3,240,000
--------------------------------------------------------------------------------
---------------------
Transportation -- 7.5%
                         Denver, CO City & County Airport Revenue:
   1,590,000    BBB+       Series 1992B, 7.000% due 11/15/01(a)
1,699,313
   1,000,000    BBB+       Series 1992B, 7.000% due 11/15/02(a)
1,088,750
   1,000,000    BBB+       Series 1994A, 7.200% due 11/15/02(a)
1,096,250
   1,510,000    AAA        Series B, MBIA-Insured, 6.250% due 11/15/06(a)
1,698,750
                         E-470 Public Highway Authority, CO Sr. Revenue Bonds,
                           MBIA-Insured:
   5,000,000    AAA          Zero coupon to yield 5.430% due 9/1/16
2,087,500
   5,000,000    AAA          Zero coupon to yield 5.450% due 9/1/17
1,975,000
   2,445,000    AAA      Hawaii Airport System Revenue, Second Series of 91,
                           MBIA-Insured, 6.100% due 7/1/99(a)
2,461,626
   4,500,000    AAA      Illinois State Toll Highway Authority, Toll Highway
                           Priority Revenue Refunding, Series A, FSA-Insured,
                           5.500% due 1/1/13
4,871,250
   1,250,000    A1*      Indiana Transportation Finance Authority,
                           Airport Facilities Lease Revenue, Series A,
                           United Air, 6.125% due 11/1/02
1,342,188
     765,000    AAA      Massachusetts State Port Authority Revenue,
                           FGIC-Insured, Series A,
                           7.200% due 7/1/03(a)
808,988
   9,000,000    Aaa*     Massachusetts State Turnpike Authority,
                           Metropolitan Highway System Revenue,
                           Series C, MBIA-Insured, zero coupon to
                           yield 5.400% due 1/1/16
3,948,750
   3,000,000    AA       Ocean Highway and Port Authority, Nassau County,
                           FL Adjustable Demand Revenue Bonds,
                           Series 1990, LOC ABN AMRO Bank, NV,
                           6.250% mandatory tender 12/1/02(a)
3,243,750
   2,500,000    A        Rhode Island State Turnpike & Bridge Authority Revenue,
                           5.350% due 12/1/17
2,515,625

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
Transportation -- 7.5% (continued)
$  1,340,000    AAA      Triborough Bridge & Tunnel Authority,
                           NY Special Obligation, Series A, FGIC-Insured,
                           5.000% due 1/1/16
$ 1,346,700
--------------------------------------------------------------------------------
---------------------

30,184,440
--------------------------------------------------------------------------------
---------------------
Utilities -- 10.5%
   5,000,000    AAA      Alaska Energy Authority, Power Revenue Refunding,
                           FSA-Insured, 3rd Series, 6.000% due 7/1/17
5,575,000
   5,595,000    AAA      Austin, TX Revenue, MBIA-Insured, zero coupon to
                           yield 4.750% due 5/15/15
2,503,763
                         Austin, TX Water, Sewer & Electric Refunding Revenue:
      30,000    NR         Refunded-1998, 14.000% due 11/15/01
34,200
   3,985,000    A*         Unrefunded Balance-1998, 14.000% due 11/15/01
4,527,956
                         Chelan County, WA Public Utility District #1:
   1,500,000    AA         Chelan Hydro Consolidated System Revenue Bonds,
                             7.000% mandatory tender 7/1/01(a)
1,601,250
  22,485,000    AAA        Columbia River Rock Capital Appreciation, MBIA-
Insured,
                             zero coupon to yield 6.999% due 6/1/13(b)
11,270,606
   5,000,000    AAA      Georgia Municipal Electric Authority, (Project One),
                           Sub-Series A, MBIA-Insured, 5.250% due 1/1/14
5,243,750
     600,000    A-       Georgia Muni Gas Authority Revenue, (Southern Storage
                           Gas Project), 6.300% due 7/1/09
654,000
                         Long Island Power Authority, NY Electric System
Revenue:
   3,715,000    AAA        Capital Appreciation, Series A, FSA-Insured,
                             zero coupon to yield 5.280% due 12/1/17
1,453,494
   5,000,000    AAA        Sub-Series 8 - 8F, MBIA-Insured, 5.000% due 4/1/11
5,206,250
     770,000    BBB      Philadelphia, PA Gas Works Revenue Bonds, 13th Series,
                           7.400% due 6/15/00
800,800
   1,000,000    BB       Sam Rayburn, TX Municipal Power Supply System
                           Revenue Refunding, Series A, 6.200% due 10/1/01
1,021,250
   2,520,000    AAA      Union County, NJ Utilities Authority, Series A,
                           AMBAC-Insured, 5.000% due 6/1/14(a)
2,532,600
--------------------------------------------------------------------------------
---------------------

42,424,919
--------------------------------------------------------------------------------
---------------------
Water & Sewer -- 3.6%
   3,500,000    AAA      Detroit, MI Water Supply System, FGIC-Insured,
                           6.500% due 7/1/15
4,160,625
   1,000,000    AA-      Macon, GA Water Authority, Water & Sewer Revenue,
                           4.500% due 10/1/08
933,750
   1,500,000    NR       New Jersey EDA Water Facilities Revenue, Series
                           1991, (New Jersey American Water Co. Inc.
                           Project), Private Placement, 7.400% due 11/1/01(a)
1,580,625
   4,000,000    AAA      Philadelphia, PA Water & Waste Water Revenue,
                           Refunding, AMBAC-Insured, 5.250% due 12/15/12
4,230,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1999
--------------------------------------------------------------------------------

 Face
Amount          Rating+                     SECURITY
VALUE
================================================================================
=====================
Water & Sewer -- 3.6% (continued)
$  2,500,000    AA       Somerset Raritan Valley, NJ Sewer, Series G,
                           6.750% due 7/1/10
$  2,646,875
     820,000    A        Texas Water Resource Finance Authority Revenue,
                           Series 89, 7.400% due 8/15/00
831,570
     350,000    Aaa*     Washington Township, NJ Municipal Utilities Authority
                           Revenue, Capital Appreciation, Series A, FGIC-
Insured,
                           zero coupon to yield 4.400% due 12/15/08
228,813
--------------------------------------------------------------------------------
---------------------

14,612,258
--------------------------------------------------------------------------------
---------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost-- $394,247,469**)
$404,727,273
================================================================================
=====================

+ All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc., and those identified by a double dagger (++) which are rated by Fitch IBCA, Inc.

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(b)   Security segregated by Custodian for open market purchase commitments.

(c) Bonds escrowed to maturity by U.S. government securities and Pre-Refunded bonds escrowed with U.S. government securities are considered by the manager to be triple-A rated even if issuer has not applied new ratings.

(d) Residual interest bonds-coupon varies invesely with level of short-term tax-exempt interest rates.

(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 20 and 21 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB       -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investor's Services Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A        -- Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.

BBB      -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR       -- Indicates that the bond is not rated by Standard & Poor's,
            Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1   -- Moody's highest rating for issues having a demand feature --
            VRDO.

MIG 1    -- Moody's highest rating for short-term municipal obligations.

P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG          -- Association of Bay Area Governments
AIG           -- American International Guaranty
AMBAC         -- AMBAC Indemnity Corporation
BIG           -- Bond Investors Guaranty
CGIC          -- Capital Guaranty Insurance Company
CONNIE LEE    -- College Construction Loan Insurance Association
COP           -- Certificate of Participation
EDA           -- Economic Development Authority
FLAIRS        -- Floating Adjustable Interest Rate Securities
FGIC          -- Financial Guaranty Insurance Company
FHA           -- Federal Housing Administration
FHLMC         -- Federal Home Loan Mortgage Corporation
FNMA          -- Federal National Mortgage Association
FSA           -- Financial Security Assurance
GIC           -- Guaranteed Investment Contract
GNMA          -- Government National Mortgage Association
GO            -- General Obligation
HFA           -- Housing Finance Authority
IDA           -- Industrial Development Authority
IDB           -- Industrial Development Board
IDR           -- Industrial Development Revenue
ISD           -- Independent School District
INFLOS        -- Inverse Floaters
LOC           -- Letter of Credit
MBIA          -- Municipal Bond Investors Assurance Corporation
MVRICS        -- Municipal Variable Rate Inverse Coupon Security
PCFA          -- Pollution Control Financing Authority
PCR           -- Pollution Control Revenue
PSFG          -- Permanent School Fund Guaranty
RIBS          -- Residual Interest Bonds
RITES         -- Residual Interest Tax-Exempt Securities
VA            -- Veterans Administration
VRDD          -- Variable Rate Demand Note
VRWE          -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                               March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $394,247,469)
$404,727,273
  Cash
85,201
  Interest receivable
4,852,940
  Receivable for Fund shares sold
1,349,355
  Receivable for securities sold
260,000
--------------------------------------------------------------------------------
---
  Total Assets
411,274,769
--------------------------------------------------------------------------------
---
LIABILITIES:
  Payable for securities purchased
11,781,296
  Payable for Fund shares purchased
904,840
  Management fees payable
197,204
  Distribution fees payable
14,682
  Accrued expenses
50,034
--------------------------------------------------------------------------------
---
  Total Liabilities
12,948,056
--------------------------------------------------------------------------------
---
Total Net Assets
$398,326,713
================================================================================
===
NET ASSETS:
  Par value of shares of beneficial interest
$58,712
  Capital paid in excess of par value
389,957,644
  Overdistributed net investment income
(2,187)
  Accumulated net realized loss from security transactions
(2,167,260)
  Net unrealized appreciation of investments
10,479,804
--------------------------------------------------------------------------------
---
Total Net Assets
$398,326,713
================================================================================
===
Shares Outstanding:
  Class A
45,855,575
  ------------------------------------------------------------------------------
---
  Class L
6,160,566
  ------------------------------------------------------------------------------
---
  Class Y
6,695,697
  ------------------------------------------------------------------------------
---
Net Asset Value:
  Class A (and redemption price)
$6.78
  ------------------------------------------------------------------------------
---
  Class L *
$6.79
  ------------------------------------------------------------------------------
---
  Class Y (and redemption price)
$6.78
  ------------------------------------------------------------------------------
---
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)
$6.92
  ------------------------------------------------------------------------------
---
  Class L (net asset value plus 1.01% of net asset value per share)
$6.86
================================================================================
===

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                        For the Year Ended March 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                          $17,690,647
-------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                            1,625,157
  Distribution fees (Note 3)                                            539,746
  Shareholder and system servicing fees                                  78,845
  Registration fees                                                      50,001
  Shareholder communications                                             34,350
  Pricing service fees                                                   19,998
  Custody fees                                                           16,252
  Audit and legal                                                        16,001
  Trustees' fees                                                          6,001
  Other                                                                  11,001
-------------------------------------------------------------------------------
  Total Expenses                                                      2,397,352
-------------------------------------------------------------------------------
Net Investment Income                                                15,293,295
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                             169,628,573
    Cost of securities sold                                         168,165,005
-------------------------------------------------------------------------------
  Net Realized Gain                                                   1,463,568
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                11,466,415
    End of year                                                      10,479,804
-------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                              (986,611)
-------------------------------------------------------------------------------
Net Gain on Investments                                                 476,957
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $15,770,252
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                For the Years Ended March 31,
--------------------------------------------------------------------------------

                                                            1999
1998
================================================================================
=====
OPERATIONS:
  Net investment income                                 $ 15,293,295     $
14,476,709
  Net realized gain                                        1,463,568
1,823,647
  Increase (decrease) in net unrealized appreciation        (986,611)
7,111,367
--------------------------------------------------------------------------------
-----
  Increase in Net Assets From Operations                  15,770,252
23,411,723
================================================================================
=====
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                  (15,675,859)
(14,092,042)
  In excess of net investment income                        (157,571)
--
--------------------------------------------------------------------------------
-----
  Decrease in Net Assets From
    Distributions to Shareholders                        (15,833,430)
(14,092,042)
--------------------------------------------------------------------------------
-----
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                       166,645,885
43,773,091
  Net asset value of shares issued
    for reinvestment of dividends                          9,197,538
7,991,624
  Cost of shares reacquired                              (65,668,310)
(60,889,261)
--------------------------------------------------------------------------------
-----
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                              110,175,113
(9,124,546)
--------------------------------------------------------------------------------
-----
Increase in Net Assets                                   110,111,935
195,135
NET ASSETS:
  Beginning of year                                      288,214,778
288,019,643
--------------------------------------------------------------------------------
-----
  End of year*                                          $398,326,713
$288,214,778
================================================================================
=====
* Includes undistributed (overdistributed)
    net investment income of:                                $(2,187)
$380,377
================================================================================
=====

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Limited Term Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and seven other separate investment portfolios: Florida, Georgia, New York, Pennsylvania, National, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Trustees; (e) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, a portion of overdistributed net investment income amounting to $157,571 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998, the Fund's Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 1999, SSB received sales charges of approximately $867,000 and $117,000 on sales of the Portfolios' Class A and Class L shares, respectively. In addition, for the year ended March 31, 1999, CDSCs paid to SSB were approximately:

                                                             Class A    Class L
================================================================================
CDSCs                                                        $73,000    $11,000
================================================================================


--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A and L shares calculated at an annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with respect to Class L shares calculated at an annual rate of 0.20% of the average daily net assets.

For the year ended March 31, 1999, total Distribution Plan fees incurred were:

                                                             Class A    Class L
================================================================================
Distribution Plan Fees                                      $416,073   $123,673
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

4. Investments

During the year ended March 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $271,994,724
--------------------------------------------------------------------------------
Sales                                                               169,628,573
================================================================================

At March 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $11,528,157
Gross unrealized depreciation                                        (1,048,353)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $10,479,804
================================================================================

5. Capital Loss Carryforward

At March 31, 1999, the Portfolio had, for Federal income tax purposes, approximately $2,013,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                                            2003        2004
================================================================================
Carryforward Amounts                                      $273,000   $1,740,000
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Shares of Beneficial Interest

At March 31, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At March 31, 1999, total paid-in capital amounted to the following for each class:

                                          Class A       Class L       Class Y
================================================================================
Total Paid-in Capital                  $302,621,714   $41,750,354   $45,644,288
================================================================================

Transactions in shares of each class were as follows:

                                           Year Ended
Year Ended
                                         March 31, 1999                    March
31, 1998
                                   ---------------------------       -----------
----------------
                                     Shares          Amount            Shares
Amount
================================================================================
================
Class A
Shares sold                        14,845,279    $ 101,467,691        5,614,217
$  37,885,348
Shares issued on reinvestment       1,146,421        7,802,565        1,047,721
7,028,557
Shares reacquired                  (8,138,352)     (55,401,082)      (8,343,657)
(55,870,050)
--------------------------------------------------------------------------------
----------------
Net Increase (Decrease)             7,853,348    $  53,869,174       (1,681,719)
$ (10,956,145)
================================================================================
================
Class L*
Shares sold                         2,424,398    $  16,578,194          875,665
$   5,887,743
Shares issued on reinvestment         152,139        1,036,463          143,726
963,067
Shares reacquired                  (1,020,319)      (6,958,879)        (746,719)
(5,019,211)
--------------------------------------------------------------------------------
----------------
Net Increase                        1,556,218    $  10,655,778          272,672
$   1,831,599
================================================================================
================
Class Y+
Shares sold                         7,128,561    $  48,600,000               --
--
Shares issued on reinvestment          52,583          358,510               --
--
Shares reacquired                    (485,447)      (3,308,349)              --
--
--------------------------------------------------------------------------------
----------------
Net Increase                        6,695,697    $  45,650,161               --
--
================================================================================
================

*     On June 12,1998, Class C shares were renamed as Class L shares

+ For the period from November 12, 1998 (commencement of operations) to March 31, 1999.


--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class A Shares                                 1999(1)         1998         1997
1996        1995(2)
================================================================================
===========================
Net Asset Value, Beginning of Year              $6.76          $6.54
$6.61        $6.54        $6.55
--------------------------------------------------------------------------------
---------------------------
Income (Loss) From Operations:
   Net investment income                         0.32           0.34
0.34         0.36         0.36
   Net realized and unrealized gain (loss)       0.03           0.22
(0.06)        0.07           --
--------------------------------------------------------------------------------
---------------------------
Total Income From Operations                     0.35           0.56
0.28         0.43         0.36
--------------------------------------------------------------------------------
---------------------------
Less Distributions From:
   Net investment income                        (0.33)         (0.34)
(0.35)       (0.36)       (0.37)
   In excess of net invesment income            (0.00)*           --           -
-           --           --
--------------------------------------------------------------------------------
---------------------------
Total Distributions                             (0.33)         (0.34)
(0.35)       (0.36)       (0.37)
--------------------------------------------------------------------------------
---------------------------
Net Asset Value, End of Year                    $6.78          $6.76
$6.54        $6.61        $6.54
--------------------------------------------------------------------------------
---------------------------
Total Return                                     5.29%          8.66%
4.30%        6.65%        5.69%
--------------------------------------------------------------------------------
---------------------------
Net Assets, End of Year (millions)               $311           $257
$260         $278         $245
--------------------------------------------------------------------------------
---------------------------
Ratios to Average Net Assets:
   Expenses(5)                                   0.72%          0.74%
0.75%        0.75%        0.61%
   Net investment income                         4.72           5.14
5.16         5.43         5.61
--------------------------------------------------------------------------------
---------------------------
Portfolio Turnover Rate                            52%            58%
46%          26%          22%
================================================================================
===========================

Class L Shares(3)                              1999(1)         1998         1997
1996        1995(4)
================================================================================
===========================
Net Asset Value, Beginning of Year              $6.76          $6.54
$6.61        $6.54        $6.54
--------------------------------------------------------------------------------
---------------------------
Income (Loss) From Operations:
   Net investment income                         0.31           0.33
0.33         0.35         0.35
   Net realized and unrealized gain (loss)       0.03           0.21
(0.06)        0.06           --
--------------------------------------------------------------------------------
---------------------------
Total Income From Operations                     0.34           0.54
0.27         0.41         0.35
--------------------------------------------------------------------------------
---------------------------
Less Distributions From:
   Net investment income                        (0.31)         (0.32)
(0.34)       (0.34)       (0.35)
   In excess of net investment income           (0.00)*           --           -
-           --           --
--------------------------------------------------------------------------------
---------------------------
Total Distributions                             (0.31)         (0.32)
(0.34)       (0.34)       (0.35)
--------------------------------------------------------------------------------
---------------------------
Net Asset Value, End of Year                    $6.79          $6.76
$6.54        $6.61        $6.54
--------------------------------------------------------------------------------
---------------------------
Total Return                                     5.04%          8.36%
4.10%        6.45%        5.51%
--------------------------------------------------------------------------------
---------------------------
Net Assets, End of Year (000s)                $41,844        $31,133
$28,325      $28,824      $26,622
--------------------------------------------------------------------------------
---------------------------
Ratios to Average Net Assets:
   Expenses(5)                                   0.94%          0.99%
0.97%        0.96%        0.89%
   Net investment income                         4.50           4.89
4.94         5.22         5.34
--------------------------------------------------------------------------------
---------------------------
Portfolio Turnover Rate                            52%            58%
46%          26%          22%
================================================================================
===========================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.

(3)   On June 12, 1998, Class C shares were renamed Class L shares.

(4) On November 7, 1994, the former Class B shares were renamed Class C shares.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.85% for class A and 1.05% for class L.

*     Amount represents less than $0.01.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended March 31:

Class Y Shares                                                       1999(1)(2)
===============================================================================
Net Asset Value, Beginning of Period                                   $6.82
-------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                                 0.12
  Net realized and unrealized loss                                     (0.02)
-------------------------------------------------------------------------------
Total Income From Operations                                            0.10
-------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                (0.14)
  In excess of net investment income                                   (0.00)*
-------------------------------------------------------------------------------
Total Distributions                                                    (0.14)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $6.78
-------------------------------------------------------------------------------
Total Return                                                            1.46%++
-------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                     $45,408
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                                           0.53%+
  Net investment income                                                 4.65+
-------------------------------------------------------------------------------
Portfolio Turnover Rate                                                   52%
===============================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period November 12, 1998 (inception date) to March 31, 1999.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.70%.

*     Amount represents less than $0.01.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Limited Term Portfolio of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Limited Term Portfolio of Smith Barney Muni Funds as of March 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Limited Term Portfolio of Smith Barney Muni Funds as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                          /s/ KPMG LLP

New York, New York
May 12, 1999


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1999:

      -- 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]
Trustees

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Peter M. Coffey
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder
Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds - Limited Term Portfolio. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Portfolio, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD2305 5/99